ANNUAL REPORT
================================================================================

1996
1996
1996
1996
1996

          Smith Barney
          Exchange
          Reserve
          Fund
          ----------------------
          July 31, 1996




[Logo]    Smith Barney Mutual Funds
          Investing for your future.
          Every day.

----------------------------------
Smith Barney Exchange Reserve Fund
----------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Exchange Reserve Fund for the year ended July 31, 1996. For your convenience, we have summarized the period's prevailing economic and market conditions. In addition, a detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report. As of July 31, 1996, the Fund's average annual yield was 4.44%, and the average annual effective yield, which assumes the reinvestment of dividends, was 4.53%.

You should be aware that your investment in the Smith Barney Exchange Reserve Fund is neither insured nor guaranteed by the U.S. government. The Fund will seek to maintain a stable net asset value of $1.00 per share; however, there is no assurance that it will be able to do so at all times.

Market and Economic Overview

The past year, and certainly the most recent six months, has been an interesting period for the financial markets. The time period from August 1995 through January of this year was characterized by low inflation and somewhat weaker economic growth. In response to these conditions, the Federal Reserve Board (the
Fed) lowered the fed funds rate (the rate banks charge each other for overnight loans) by two increments of 25 basis points in December 1995 and January 1996, from 5.75% to 5.25%. In addition to lowering the fed funds rate, the Fed lowered the discount rate (the rate the Fed charges commercial banks for overnight loans) to 5% and cited reduced potential inflationary pressures as a reason for its easing of monetary policy.

However, since then, a number of events have reversed the direction of the money markets and short-term interest rates. Hedge fund selling, an oversupply of new issues from Treasury auctions, and concern over the strength of U.S. economic growth have increased market uncertainty. For example, economic data released between February and the end of June has indicated that the U.S. economy was growing more rapidly than previously expected, as evidenced by strong job creation and higher consumer spending. In addition, inventories, especially in the automobile industry, had declined, and were replenished throughout the second quarter. New and existing home sales have also shown continued solid momentum, with the Northeast region of the U.S. the newest area to exhibit growth. As a result, 1996 second quarter growth, as measured by gross domestic product (GDP) was reported at an annual rate of 4.20%.

Despite the apparent strength in the U.S. economy, the Fed left short-term interest rates unchanged at its Open Market Committee meeting held at the beginning of July, but many investors anticipated that the Fed would raise short-term interest rates in the near future. However, in his semi-annual "Humphrey-Hawkins" testimony to Congress, Fed Chairman Alan Greenspan reported that the Fed would tighten monetary policy only if signs of inflation appeared. Moreover, Greenspan also cited a number of reasons why he expects the U.S. economy to slow down in the second half of the year and recently released statistics seem to indicate that inflation remains under control. For the moment, investor concerns over the possibility of higher interest rates have become somewhat subdued.

In our view, the Fed will continue to monitor signs of inflation, especially if the unemployment rate continues to stabilize or decline, consumer spending remains strong, and payroll growth in the economy stays at a monthly level of approximately 200,000 new jobs. As a result, we believe that short-term interest rates may trade in a narrow range, and will continue to face pressure resulting from ongoing investor concerns over possible future monetary tightening by the Fed. Although we believe that an interest rate increase at the next Open Market Committee meeting is unlikely, the Fed remains committed to fighting inflation, and a more restrictive monetary policy going forward cannot be completely discounted.

Fund's Investment Strategy

From late 1995 through the early part of 1996, we had anticipated that short-term interest rates would continue to decline. We therefore extended the average maturity of the Fund. However, as short-term interest rates rose, we shortened the average maturity. As of July 31, 1996, the Fund's average maturity was 37 days.

Looking ahead, we believe that the economy will continue to expand during the second half of the year, although the annual rate of growth should be moderate. Given our positive economic outlook, we will maintain a targeted average maturity on the Fund in the 40 to 50-day range.

In closing, thank you for investing in the Smith Barney Exchange Reserve Fund and we look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                  /s/ Phyllis M. Zahorodny

Heath B. McLendon                      Phyllis M. Zahorodny
Chairman and                           Vice President and
Investment Officer                     Investment Officer

August 12, 1996

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1996
--------------------------------------------------------------------------------
                                                          ANNUALIZED
     FACE                                                YIELD ON DATE
    AMOUNT                SECURITY                        OF PURCHASE    VALUE
================================================================================
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS -- 3.1%
  $5,000,000   Student Loan Marketing Association
                 matures 8/1/96
               (Cost -- $5,000,000)                           5.60%  $ 5,000,000
================================================================================
DOMESTIC BANK OBLIGATIONS -- 13.7%
   5,000,000   Bank of America matures 9/18/96                5.45     5,000,000
   5,000,000   FCC National matures 10/18/96                  5.51     5,000,480
   5,000,000   First Union National Bank matures 8/20/96      5.37     5,000,000
   2,000,000   Morgan Guaranty matures 8/20/96                5.00     2,000,010
   5,000,000   National Bank of Detroit matures 8/19/96       5.35     4,986,813
--------------------------------------------------------------------------------
               TOTAL DOMESTIC BANK OBLIGATIONS
               (Cost -- $21,987,303)                                  21,987,303
================================================================================
COMMERCIAL PAPER -- 55.2%
   5,000,000   Abbey National PLC matures 9/17/96             5.45     4,964,750
   5,000,000   ABN AMRO Bank N.V. matures 10/25/96            5.50     4,936,014
   6,000,000   Bank Brussels Lambert matures 8/1/96           5.70     6,000,000
   5,000,000   Canadian Imperial Holdings Inc.
                 matures 8/28/96                              5.35     4,980,200
   6,000,000   Citicorp matures 8/1/96                        5.70     6,000,000
   5,000,000   Den Danske Corp. matures 8/20/96               5.42     4,985,829
   5,000,000   Ford Motor Credit Corp. matures 10/28/96       5.52     4,933,511
   5,000,000   General Electric Capital Corp.
                 matures 8/26/96                              5.44     4,981,285
   2,000,000   J.P. Morgan & Co. matures 12/16/96             5.61     1,958,443
   5,000,000   Merrill Lynch & Co., Inc. matures 8/14/96      5.40     4,990,304
   2,000,000   NationsBank Corp. matures 12/17/96             5.64     1,957,987
   6,000,000   New Center Asset Trust matures 8/1/96          5.75     6,000,000
   5,000,000   Ontario Hydro matures 8/29/96                  5.40     4,979,272
   5,000,000   Philip Morris Co., Inc. matures 9/19/96        5.45     4,963,250
   5,000,000   Raytheon matures 8/23/96                       5.35     4,983,714
   2,000,000   Toronto Dominion matures 10/15/96              5.54     1,977,250
   2,750,000   Transamerica Finance Corp. matures 8/14/96     5.37     2,744,727
   7,000,000   Union Bank of Switzerland matures 8/1/96       5.66     7,000,000
   5,000,000   USAA Capital Corp. matures 10/2/96             5.45     4,953,500
--------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
               (Cost -- $88,290,036)                                  88,290,036
================================================================================
TIME DEPOSITS -- 6.9%
   5,000,000   Republic National Bank matures 8/1/96          5.69     5,000,000
   6,000,000   Z - Landerbank Bank Austria AG
                 matures 8/1/96                               5.75     6,000,000
--------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS
               (Cost -- $11,000,000)                                  11,000,000
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------
                                                         ANNUALIZED
     FACE                                               YIELD ON DATE
    AMOUNT                SECURITY                       OF PURCHASE    VALUE
================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 16.9%
  $2,000,000   Bayerische Vereinsbank AG matures 1/9/97      5.71%  $  1,999,629
   5,000,000   Cariplo matures 8/28/96                       5.41      4,999,785
   5,000,000   Credit Suisse matures 9/6/96                  5.50      5,000,050
   5,000,000   Royal Bank of Canada matures 8/1/96           5.01      5,000,000
   5,000,000   Societe Generale matures 9/5/96               5.50      5,000,000
   3,000,000   Swiss Bank Corp. matures 8/7/96               5.00      3,000,004
   2,000,000   Toronto Dominion matures 1/13/97              5.78      2,000,222
--------------------------------------------------------------------------------
               TOTAL FOREIGN CERTIFICATES OF DEPOSIT
               (Cost -- $26,999,690)                                  26,999,690
================================================================================
REPURCHASE AGREEMENT -- 4.2%
   6,663,000   Morgan Stanley Group, Inc., 5.63%
               due 8/1/96; Proceeds at maturity
               -- $6,664,041; (Fully collateralized
               by U.S. Treasury Notes, 5.88%
               due 8/15/98; Market value -- $6,696,612)
               (Cost -- $6,663,000)                          5.66      6,663,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost --  $159,940,029*)                             $159,940,029
================================================================================
*  Aggregate cost for Federal income tax purposes is substanially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1996
--------------------------------------------------------------------------------
ASSETS:
   Investments, at amortized cost                                  $159,940,029
   Cash                                                                     579
   Interest receivable                                                  441,974
--------------------------------------------------------------------------------
   Total Assets                                                     160,382,582
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                    292,406
   Distribution fees payable                                            142,115
   Investment advisory fees payable                                      40,603
   Administration fees payable                                           27,068
   Accrued expenses                                                      15,053
--------------------------------------------------------------------------------
   Total Liabilities                                                    517,245
--------------------------------------------------------------------------------
Total Net Assets                                                   $159,865,337
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $    159,920
   Capital paid in excess of par value                              159,760,873
   Accumulated net realized loss on investments                         (55,456)
--------------------------------------------------------------------------------
Total Net Assets                                                   $159,865,337
================================================================================
Shares Outstanding                                                  159,920,793
--------------------------------------------------------------------------------
Net Asset Value, Per Share                                                $1.00
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                          $8,390,077
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                           748,208
   Investment advisory fees (Note 3)                                    448,925
   Administration fees (Note 3)                                         299,283
   Registration fees                                                    101,382
   Shareholder and system servicing fees                                 69,540
   Audit and legal                                                       30,378
   Custody                                                               15,006
   Shareholders communications                                           15,006
   Trustees' fees                                                         9,882
   Other                                                                  5,856
--------------------------------------------------------------------------------
   Total Expenses                                                     1,743,466
--------------------------------------------------------------------------------
Net Investment Income                                                 6,646,611
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                             15,797
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $6,662,408
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------
                                                        1996           1995
================================================================================
OPERATIONS:
   Net investment income                           $  6,646,611    $  7,953,182
   Net realized gain on security transactions            15,797          36,423
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations             6,662,408       7,989,605
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)                   (6,646,611)     (7,953,182)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sales of shares                417,673,055     394,980,881
   Net asset value of shares issued for
     reinvestment of dividends                        5,866,729       7,200,684
   Cost of shares reacquired                       (426,972,534)   (491,181,738)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                         (3,432,750)    (89,000,173)
--------------------------------------------------------------------------------
Decrease in Net Assets                               (3,416,953)    (88,963,750)

NET ASSETS:
   Beginning of year                                163,282,290     252,246,040
--------------------------------------------------------------------------------
   End of year                                     $159,865,337    $163,282,290
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Exchange Reserve Fund ("Fund") is a separate investment fund of the Smith Barney Income Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Tax-Exempt Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates market value; (c) interest income is recorded on the accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the specific identification method; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. DIVIDENDS

     The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made. For the year ended July 31, 1996, CDSCs paid to Smith Barney Inc. ("SB") were approximately:

                                                        Class B         Class C
================================================================================
 CDSCs                                                  $765,000         $5,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for that class. For the year ended July 31, 1996, total Distribution Plan fees incurred were:

                                                        Class B         Class C
================================================================================
 Distribution Plan Fees                                 $727,645         $20,563
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

     4. CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had, for Federal tax purposes, a capital loss carryforward of approximately $55,000, available to offset future capital gains through 1998. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

     5. REPURCHASE AGREEMENTS

     The Fund purchases, and its custodian takes possession of, U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     6. SHARES OF BENEFICIAL INTEREST

     The Fund may issue an unlimited number of shares of beneficial interest with a par value of $.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

     At July 31, 1996, the Fund had the following shares outstanding for each class:

                                             Class B                  Class C
================================================================================
 Exchange Reserve                            150,476,736              9,444,057
================================================================================

     Transactions in shares of beneficial interest of the Fund were as follows:

                                                Year Ended          Year Ended
                                               July 31, 1996      July 31, 1995*
================================================================================
Class B
Shares sold                                     341,531,323         361,779,702
Shares issued on reinvestment                     5,711,961           7,111,345
Shares redeemed                                (357,269,797)       (460,741,514)
--------------------------------------------------------------------------------
Net Decrease                                    (10,026,513)        (91,850,467)
================================================================================
Class C
Shares sold                                      76,141,732          33,201,179
Shares issued on reinvestment                       154,768              89,339
Shares redeemed                                 (69,702,737)        (30,440,224)
--------------------------------------------------------------------------------
Net Increase                                      6,593,763           2,850,294
================================================================================
* Transactions for Class C shares are for the period from November 7, 1994 (inception date) to July 31, 1995.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                             1996        1995        1994        1993        1992
=================================================================================================
Net Asset Value, Beginning of Year    $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
-------------------------------------------------------------------------------------------------
  Net investment income                    0.044       0.044       0.022       0.021       0.040
  Dividends from net
    investment income                     (0.044)     (0.044)     (0.022)     (0.021)     (0.040)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
-------------------------------------------------------------------------------------------------
Total Return                               4.53%       4.49%       2.18%       2.15%       4.06%
-------------------------------------------------------------------------------------------------
Net Assets, End of  Year (000s)       $ 150,421   $ 160,432   $ 252,246   $ 166,262   $ 225,476
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 1.17%       1.24%       1.26%       1.25%       1.22%
  Net investment income                    4.45        4.35        2.24        2.16        4.13
=================================================================================================

Class C Shares                          1996       1995(1)
================================================================================
Net Asset Value,  Beginning of Year    $1.00      $1.00
--------------------------------------------------------------------------------
  Net investment income                 0.044      0.035
  Dividends from net
    investment income                  (0.044)    (0.035)
--------------------------------------------------------------------------------
Net Asset Value, End of Year           $1.00      $1.00
--------------------------------------------------------------------------------
Total Return                            4.51%      3.52%++
--------------------------------------------------------------------------------
Net Assets, End of  Year (000s)       $9,444     $2,850
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.17%      1.21%+
  Net investment income                 4.39       4.76+
================================================================================
(1)  For the period from November 7, 1994 (inception date) to July 31, 1995.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

Smith Barney Exchange Reserve Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon dated September 9, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwirk LLP

New York, New York
September 23, 1996

Smith Barney                                                        SMITH BARNEY
Exchange Reserve Fund                                               ------------
                                                A Member of TravelersGroup[Logo]
Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Adviser
and Administrator
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing
Agent
First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for
the general information of the
shareholders of Smith Barney
Exchange Reserve Fund. It is not author-ized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent infor-mation.


Smith Barney
Exchange Reserve Fund
388 Greenwich Street
New York, New York 10013

                          ANNUAL REPORT

================================================================================

                                          1996
                                          1996
                                          1996
                                          1996
                                          1996

                                                      Smith Barney
                                                      Convertible
                                                      Fund
                                                      --------------------------
                                                      July 31, 1996


                                               [Logo] Smith Barney Mutual Funds
                                                      Investing for your future.
                                                      Every day.

-----------------------------
Smith Barney Convertible Fund
-----------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Convertible Fund for the year ended July 31, 1996. In this report, we summarize the period's prevailing economic and market conditions, and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Fund Performance Update

The Smith Barney Convertible Fund seeks current income and capital appreciation by investing in convertible securities. Convertible securities, unique investments that have both equity and fixed income characteristics, offer investors an opportunity to participate in the long-term growth of the stock market and generally possess a lower risk profile than the underlying common stocks. Convertible securities, which increase in value when interest rates decline, as well as when stock prices move higher, performed well during the second half of 1995 as a result of the strength in the U.S. stock and bond markets. Although interest rates have risen during the first half of 1996, the strength in the stock market has helped the equity component of convertible securities. For the year ended July 31, 1996, the Smith Barney Convertible Fund paid dividends totaling $0.7344 per share and had a total return of 7.41% for Class A shares. Although the Fund's performance was slightly below the Lipper Convertible Securities Fund Average total return of 8.53% for the same period, we are pleased with the results. The Smith Barney Convertible Fund has a conservative risk-reward profile relative to other convertible funds.

Economic and Market Overview

During the past twelve months, and since our last report, the U.S. economy continued to grow, picking up steam and gaining momentum through the second quarter of this year. Led by a surge in retail sales, auto sales, and housing starts, the U.S. economy's strength since January surprised many of the experts, who were looking for a continuance of the sluggish growth that had been seen in late 1995. U.S. consumers had an increase in cash flow this spring from early tax refunds and mortgage refinancings that were done at last year's lower rates, and went on a buying spree. This helped to ignite the economy after a period of minimal growth in the last quarter of 1995. Further evidence of the U.S. economy's strength during the first half of this year was seen in the employment statistics, as the number of new jobs created during the period rose significantly. The economy, as measured by gross domestic product (GDP), grew 2.00% and 4.20% respectively, during the first and second quarters of 1996.

During the latter part of 1995, long-term interest rates declined steadily in response to sluggish economic growth and low inflation. The yield on the 30-year U.S. Treasury bond dropped from 6.86% to 5.94% between July and December of 1995. In response to these conditions, the Federal Reserve Board (the Fed) lowered the Fed Funds rate (the rate banks charge each other for overnight loans) in December 1995 and January of this year in an effort to buoy the economy. The 5.94% yield on the 30-year Treasury registered on the last trading day of 1995 marked the low yield for the 12-month period ended July 31, 1996.

The momentum in the economy the past two quarters put a scare into the bond market as fears of inflation resurfaced. Long-term interest rates rose dramatically -- the yield on the 30-year Treasury increased from 5.94% at the beginning of January, to 6.96% on July 31, 1996. Although the Fed has held interest rates steady since the beginning of the year, there is a growing concern that the Fed will move toward a more restrictive monetary policy if U.S. economic growth continues to accelerate.

Over the past year, the U.S. stock market has performed well in response to lower interest rates and strong corporate earnings growth. From July 31, 1995 to July 31, 1996, the Standard and Poor's 500 Index ("S&P 500"), a widely reported stock market average, has risen by 13.86%. Although interest rates have moved higher since the beginning of the year, stocks have continued to perform well in response to corporate earnings that have exceeded Wall Street analysts' projections. The U.S. stock market has thus far showed solid performance, despite a correction experienced in July. However, this year's gains do not come close to the spectacular performance witnessed in 1995.

Fund's Investment Strategy

The Convertible Fund's strategy has not changed over the past year. We continue to focus on quality issues, that in our view offer attractive total return potential based on in-depth fundamental and security pricing analysis. The Fund holds over 50% of its investments in securities rated investment grade (BBB/Baa or higher by Standard and Poor's and Moody's). In addition, many of the Fund's other investments are in securities issued by improving companies which we believe have a great likelihood of receiving upgrades and, as a consequence, should experience price appreciation. The Fund primarily invests in convertible securities and rarely purchases common stock. Moreover, we rarely buy illiquid private placements or invest in unrated securities. Approximately 60% of the Fund's assets are invested in convertible bonds and the remaining 40% are invested in convertible preferred stocks.

The Fund is well-diversified with over 20 industries represented. Currently there are 59 issues in the portfolio. The broad range of economic sectors covered should benefit from a continuance of the U.S. economic expansion. Some of the top sectors in which the Convertible Fund invests are financial services, which should perform well given our positive view on interest rates; metals; mining; manufacturing; and selected technology groups. Since our last report, the Fund took sizable positions in Grand Metropolitan, a large food and beverage producer and retailer; Vencor, which operates a network of healthcare services; K-Mart, the nation's 3rd largest retailer; and National Semiconductor, a designer and manufacturer of semiconductors. During the period covered by this report, the Fund sold a large position in Chevron at a significant profit. Our holdings in AMR and EDS were called for redemption.

The size of the convertible securities market is in excess of $110 billion, and 1996 has been an active year for new issues. Three significant new issues came to market with very favorable pricing. In fact, these issues, K-Mart 7.75% preferred, Apple Computer 6.00% due 6/1/2000 bond, and Hilton Hotels 5.00% due 5/15/2006, represent about 15% of the face amount of convertible securities issued this year. Relative to other convertibles issued around the same time, K-Mart and Apple offered more attractive dividend or coupon rates, while Hilton Hotels had an investment grade rating. So far this year, approximately $17 billion of convertibles have been redeemed, while about $13 billion of new issues have come to market.

Market Outlook

Over the next fiscal year, we believe the U.S. economy will continue to grow at a sustained moderate pace, and inflation should remain in check. In our view, interest rates should remain stable or drift lower in reaction to the general slowdown we expect in the U.S. economy over the next several quarters. Stock market investors should not expect to see the returns of 1995 replicated over the next year, since 1995 was truly a unique period where everything seemed to click at the same time. Moreover, we believe corporate profit growth will slow over the next year. During the past several years, corporations have benefited from a fast-growing economy, productivity gains, and lower production costs as a result of restructuring. We believe that cost cutting and restructuring can continue, however, not to the extent seen over the past few years. We project corporate earnings to grow 7-9% over the next year, and expect that the stock market should provide investors with solid returns. However, these returns should be closer to the historical norm of 10-12%. In this environment, the Convertible Fund should continue to provide investors with attractive risk-adjusted returns.

In closing, we would like to thank you for your investment in the Smith Barney Convertible Fund. We look forward to continuing to help you achieve your financial goals.


Sincerely,

/s/ Heath B. McLendon                        /s/ Robert E. Swab

Heath B. McLendon                            Robert E. Swab
Chairman and                                 Vice President and
Investment Officer                           Investment Officer


August 16, 1996

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning    End      Income     Capital Gain      Return        Total
Year Ended             of Year   of Year   Dividends   Distributions   of Capital    Returns(1)
===============================================================================================
7/31/96                $15.27    $15.66      $0.73        $0.00          $0.00          7.41%
-----------------------------------------------------------------------------------------------
7/31/95                 14.56     15.27       0.73         0.00           0.00         10.35
-----------------------------------------------------------------------------------------------
7/31/94                 14.99     14.56       0.73         0.00           0.00          1.99
-----------------------------------------------------------------------------------------------
Inception* - 7/31/93    13.82     14.99       0.51         0.03           0.00         12.63+
===============================================================================================
Total                                        $2.70        $0.03          $0.00
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                       Net Asset Value
                      ------------------
                      Beginning    End      Income     Capital Gain      Return        Total
Year Ended             of Year   of Year   Dividends   Distributions   of Capital    Returns(1)
===============================================================================================
7/31/96                $15.27    $15.66     $0.66         $0.00           $0.00         6.91%
-----------------------------------------------------------------------------------------------
7/31/95                 14.56     15.27      0.66          0.00            0.00         9.80
-----------------------------------------------------------------------------------------------
7/31/94                 14.99     14.56      0.66          0.00            0.00         1.50
-----------------------------------------------------------------------------------------------
7/31/93                 13.84     14.99      0.62          0.04            0.00        13.40
-----------------------------------------------------------------------------------------------
7/31/92                 12.51     13.84      0.64          0.00            0.02        16.25
-----------------------------------------------------------------------------------------------
7/31/91                 12.21     12.51      0.68          0.00            0.03         8.86
-----------------------------------------------------------------------------------------------
7/31/90                 13.80     12.21      0.83          0.11            0.04        (4.53)
-----------------------------------------------------------------------------------------------
7/31/89                 13.04     13.80      0.86          0.01            0.00        13.09
-----------------------------------------------------------------------------------------------
7/31/88                 13.93     13.04      0.85          0.27            0.00         2.22
-----------------------------------------------------------------------------------------------
Inception* - 7/31/87    13.00     13.93      0.62          0.03            0.00        12.34+
===============================================================================================
Total                                       $7.08         $0.46           $0.09
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                       Net Asset Value
                      ------------------
                      Beginning    End      Income     Capital Gain      Return        Total
Year Ended             of Year   of Year   Dividends   Distributions   of Capital    Returns(1)
===============================================================================================
7/31/96                $15.27    $15.64     $0.67         $0.00           $0.00         6.82%
-----------------------------------------------------------------------------------------------
Inception*- 7/31/95     14.09     15.27      0.49          0.00            0.00        12.17+
===============================================================================================
Total                                       $1.16         $0.00           $0.00
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning    End      Income     Capital Gain      Return        Total
Year Ended             of Year   of Year   Dividends   Distributions   of Capital    Returns(1)
===============================================================================================
Inception*- 7/31/96    $16.15    $15.68     $0.39         $0.00           $0.00        (0.56)%+
===============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                            Without Sales Charge(1)
                                            ----------------------
                                  Class A     Class B    Class C     Class Y
================================================================================
Year Ended 7/31/96                 7.41%       6.91%      6.82%       N/A
--------------------------------------------------------------------------------
Five Years Ended 7/31/96           N/A         9.45        N/A        N/A
--------------------------------------------------------------------------------
Inception*  through 7/31/96        8.63        7.88       11.01      (0.56)%+
================================================================================

                                              With Sales Charge(2)
                                              -------------------
                                  Class A     Class B    Class C     Class Y
================================================================================
Year Ended 7/31/96                 2.06%       1.91%      5.82%       N/A
--------------------------------------------------------------------------------
Five Years Ended 7/31/96           N/A         9.31       N/A         N/A
--------------------------------------------------------------------------------
Inception*  through 7/31/96        7.14        7.88      11.01       (0.56)%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                               Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/96)                    36.15%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/96)                   112.09
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/96)                    19.83
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/96)                    (0.56)+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, September 9, 1986, November 7, 1994, and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class B Shares of the
        Smith Barney Convertible Fund vs. Standard & Poor's 500 Index and
             Lipper Convertible Securities Fund Peer Group Average+
--------------------------------------------------------------------------------

                           September 1986 -- July 1996

     [The following table appeared as a line graph in the printed material]

                 Smith Barney      Lipper Convertible
               Convertible Fund     Securities Index      S&P 500 Index
               ----------------     ----------------      -------------
    9/9/86          10000                10000                10000
    7/87            11234                11643                14136
    7/88            11483                10875                12479
    7/89            12992                12533                16464
    7/90            12404                12710                17534
    7/91            13503                13952                19773
    7/92            15698                16339                22301
    7/93            17801                19296                24250
    7/94            18069                19956                25500
    7/95            19839                22592                32158
    7/96            21209                24528                37483


+ Hypothetical illustration of $10,000 invested in Class B shares at inception on September 9, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1996. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Average is composed of the Fund's peer group of 42 mutual funds, as of July 31, 1996, investing in convertible securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                July 31, 1996
--------------------------------------------------------------------------------

Portfolio Breakdown

  [The following table appeared as a pie graph in the printed material]

       Other Convertible Preferred Stocks and Convertible Bonds and Notes
                                     26.3%
                       Finance Companies/Consumer Credit
                                     13.2%
                                 Metals/Mining
                                     11.8%
                              Repurchase Agreement
                                      9.6%
                                Oil/Natural Gas
                                      6.6%
                           Restaurants/Food Services
                                      5.6%
                           Transportation (Non-Rail)
                                      3.4%
                             Electronics/Computers
                                      7.4%
                                     Retail
                                      3.7%
                                  Healthcare/
                            Drugs/Hospital Supplies
                                      5.1%
                                  Diversified/
                           Conglomerate Manufacturing
                                      4.8%
                            Real Estate Development/
                                     REITS
                                      2.5%

                                                                Percentage of
                                                              Total Investments
================================================================================
Top Five Equity Holdings

H.F. Ahmanson & Co.                                                  2.7%
Corning Delaware LP                                                  2.6
Cyprus AMAX Minerals Co.                                             2.4
St. Paul Capital                                                     2.4
Salomon, Inc.                                                        2.2

Top Five Bond Holdings

USXMarathon Group                                                    4.3%
Equitable Companies, Inc.                                            3.8
Grand Metropolitan PLC                                               3.8
Airborne Freight                                                     3.4
Chubb Capital Corp.                                                  2.4
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments                                           July 31, 1996
--------------------------------------------------------------------------------

   SHARES                        SECURITY                               VALUE
================================================================================
CONVERTIBLE PREFERRED STOCK -- 36.0%
Bank/Savings and Loans -- 1.7%
   40,000  Union Planters Corp., Series E, Exchange 8.000%           $1,490,000
--------------------------------------------------------------------------------
Broadcast Radio & Television -- 0.8%
   30,000  Cable Systems Corp., Series I, Exchange 8.500%               716,250
--------------------------------------------------------------------------------
Building/Construction -- 1.2%
   40,000  Beazer Homes USA, Series A, Exchange 8.000%                1,050,000
--------------------------------------------------------------------------------
Electrical Equipment -- 1.9%
  100,000  Westinghouse Electric Corp., Depository Shares,
             Series C, Exchange $1.30+                                1,600,000
--------------------------------------------------------------------------------
Electronics/Computers -- 2.3%
   40,000  Salomon, Inc., Series ORCL, Exchange 7.250%                1,940,000
--------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 8.9%
   30,000  American General Corp., Series A, Exchange $3.00           1,500,000
   40,000  H.F. Ahmanson & Co., Series D, Exchange 6.000%             2,310,000
   30,000  Great Western Financial Corp., Depository Shares,
             Exchange 4.375%                                          1,807,500
   40,000  St. Paul Capital LLC, Exchange 6.000%                      2,075,000
--------------------------------------------------------------------------------
                                                                      7,692,500
--------------------------------------------------------------------------------
Metals/Mining -- 9.4%
   30,000  Amax Gold Inc., Series B, Exchange $3.75                   1,515,000
           Bethlehem Steel Corp.:
   30,000    Exchange $3.50+                                          1,188,750
   32,000    Exchange $5.00                                           1,644,000
   40,000  Cyprus AMAX Minerals Co., Series A, Exchange $4.00         2,120,000
   40,000  WHX Corp., Series A, Exhange 6.500%                        1,655,000
--------------------------------------------------------------------------------
                                                                      8,122,750
--------------------------------------------------------------------------------
Oil/Natural Gas -- 2.0%
   30,000  Occidental Petroleum Corp.,
             Series 1993, Exchange $3.875+                            1,676,250
--------------------------------------------------------------------------------
Packaging/Containers -- 2.6%
   42,000  Corning Delaware LP, Exchange 6.000%                       2,278,500
--------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.6%
   30,000  International Paper Co., Exchange 5.250%+                  1,341,875
--------------------------------------------------------------------------------
Real Estate Development/REITS -- 2.5%
   50,000  Security Capital Corp., Series A, Exchange $1.75           1,268,750
   40,000  Tangier Factory Outlet Centers Inc., Depository
             Shares, Series A, Exchange $1.802                          845,000
--------------------------------------------------------------------------------
                                                                      2,113,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               July 31, 1996
--------------------------------------------------------------------------------

   SHARES                        SECURITY                               VALUE
================================================================================
Retail -- 1.1%
   20,000  K Mart Financing, Exchange 7.750%                        $   972,500
--------------------------------------------------------------------------------

              TOTAL CONVERTIBLE PREFERRED STOCK
              (Cost -- $31,118,127)                                  30,994,375
================================================================================
     FACE
    AMOUNT                       SECURITY                               VALUE
================================================================================
CONVERTIBLE BONDS AND NOTES -- 54.4%
Automobile Parts -- 2.3%
  $1,000,000  Magna International Inc., 5.000% due 10/15/02           1,042,500
   1,000,000  McKesson Corp., 4.500% due 3/1/04                         895,000
--------------------------------------------------------------------------------
                                                                      1,937,500
--------------------------------------------------------------------------------
Building/Construction -- 1.2%
   1,000,000  Medusa Corp., 6.000% due 11/15/03                       1,040,000
--------------------------------------------------------------------------------
Communications -- 0.9%
   1,000,000  California Microwave Inc.,
                Sub. Notes, 5.250% due 12/15/03                         813,750
--------------------------------------------------------------------------------
Electronics/Computers -- 5.1%
     500,000  3Com Corp., 10.250% due 11/1/01                           702,500
     500,000  Apple Computer, 6.000% due 6/1/01                         478,750
   1,000,000  EMC Corp., 4.250% due 1/1/01                            1,087,500
     500,000  Integrated Device Technology Corp., 5.500% due 6/1/02     375,000
   2,000,000  Natural Semiconductor Corp., 6.500% due 10/1/02+        1,750,000
--------------------------------------------------------------------------------
                                                                      4,393,750
--------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 4.8%
   2,000,000  Cooper Industries Inc., 7.050% due 1/1/15               2,127,500
   2,000,000  Gen Corp Inc., Sub. Debentures, 8.000% due 8/1/02       2,032,500
--------------------------------------------------------------------------------
                                                                      4,160,000
--------------------------------------------------------------------------------
Environmental Control -- 3.2%
   1,000,000  Sanifill Inc., 5.000% due 3/1/06                        1,062,500
   2,000,000  WMX Technologies Inc., 6.500% due 7/1/02                1,730,000
--------------------------------------------------------------------------------
                                                                      2,792,500
--------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 4.3%
   3,000,000  Equitable Companies, Inc., 6.125% due 12/15/24          3,348,750
     325,000  Pioneer Financial Service, 6.500% due 4/1/03              324,188
--------------------------------------------------------------------------------
                                                                      3,672,938
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               July 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT                       SECURITY                               VALUE
================================================================================
Healthcare/Drugs/Hospital Supplies -- 5.1%
  $  100,000  Alza Corp., 5.000% due 5/1/06                          $   92,500
     500,000  Chiron Corp., 1.900% due 11/17/00                         454,375
   1,000,000  Nabi Inc., 6.500% due 2/1/03                              915,000
   1,000,000  Phycor Inc., 4.500% due 2/15/03                           977,500
   2,000,000  Tenet Healthcare Corp., 6.000% due 12/1/05              1,957,500
--------------------------------------------------------------------------------
                                                                      4,396,875
--------------------------------------------------------------------------------
Insurance -- 2.5%
   2,000,000  Chubb Capital Corp., 6.000% due 5/15/98                 2,130,000
--------------------------------------------------------------------------------
Leisure/Amusement/Motion Picture -- 1.1%
   3,000,000  Coleman WorldWide Corp., zero coupon due 5/27/20          945,000
--------------------------------------------------------------------------------
Lodging -- 2.8%
     500,000  HFS Inc., 4.750% due 3/1/03                               561,250
   1,000,000  Hilton Hotels Corp., 5.000% due 5/15/06                 1,025,000
     500,000  Prime Hospitality Corp., 7.000% due 4/15/02               783,750
--------------------------------------------------------------------------------
                                                                      2,370,000
--------------------------------------------------------------------------------
Metals/Mining -- 2.4%
   2,000,000  Inco Ltd., 7.750% due 3/15/16                           2,090,000
--------------------------------------------------------------------------------
Miscellaneous -- 1.2%
   1,000,000  Interpublic Group Cos., Inc., 3.750% due 4/1/02+          988,750
--------------------------------------------------------------------------------
Office/Business Equipment -- 1.3%
   1,000,000  Danka, 6.750% due 4/1/02+                               1,136,250
--------------------------------------------------------------------------------
Oil/Natural Gas -- 4.6%
     200,000  Nabors Industries, Inc., 5.000% due 5/15/06               212,000
   4,000,000  USX Marathon Group, Sub. Debentures, 7.000% due 6/15/17 3,720,000
--------------------------------------------------------------------------------
                                                                      3,932,000
--------------------------------------------------------------------------------
Restaurants/Food Service -- 5.6%
              Boston Chicken:
     500,000    4.500% due 2/1/04                                       533,125
   1,500,000    Zero coupon due 6/1/15                                  397,500
   3,000,000  Grand Metropolitan PLC, 6.500% due 1/31/00+             3,315,000
     500,000  Starbucks Corp., 4.250% due 11/1/02                       615,000
--------------------------------------------------------------------------------
                                                                      4,860,625
--------------------------------------------------------------------------------
Retail -- 2.6%
     500,000  Baby Superstore, Inc. 4.875% due 10/1/00                  378,125
   1,000,000  The Men's Wearhouse Inc., 5.250% due 3/1/03               840,000
   1,000,000  Waban Inc., 6.500% due 7/1/02                             980,000
--------------------------------------------------------------------------------
                                                                      2,198,125
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               July 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT                       SECURITY                               VALUE
================================================================================
Transportation (Non Rail) -- 3.4%
  $3,000,000  Airborne Freight Corp., 6.750% due 8/15/01            $ 2,955,000
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost -- $47,447,177)                                  46,813,063
================================================================================
REPURCHASE AGREEMENT -- 9.6%
   8,299,000  Chase Manhattan Bank, 5.544% due 8/1/96;
              Proceeds at maturity -- $8,300,279;
             (Fully collateralized by U.S. Treasury Notes,
               6.250% due 7/31/98;
              Market value -- $8,468,384) (Cost -- $8,299,000)        8,299,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $86,864,304*)                                $86,106,438
================================================================================
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                               July 31, 1996
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $86,864,304)                       $86,106,438
  Cash                                                                      255
  Receivable for Fund shares sold                                       543,198
  Dividend and interest receivable                                      847,857
--------------------------------------------------------------------------------
  Total Assets                                                       87,497,748
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                      43,326
  Investment advisory fees payable                                       37,036
  Distribution fees payable                                              35,116
  Administration fees payable                                            14,814
  Accrued expenses                                                      229,466
--------------------------------------------------------------------------------
  Total Liabilities                                                     359,758
--------------------------------------------------------------------------------
Total Net Assets                                                    $87,137,990
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     5,564
  Capital paid in excess of par value                                87,991,656
  Undistributed net investment income                                    29,042
  Accumulated net realized loss on security transactions              (130,406)
  Net unrealized depreciation of investments                          (757,866)
--------------------------------------------------------------------------------
Total Net Assets                                                    $87,137,990
================================================================================
Shares Outstanding:
  Class A                                                             2,227,896
--------------------------------------------------------------------------------
  Class B                                                             2,709,231
--------------------------------------------------------------------------------
  Class C                                                                40,988
--------------------------------------------------------------------------------
  Class Y                                                               586,129
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $15.66
--------------------------------------------------------------------------------
  Class B*                                                               $15.66
--------------------------------------------------------------------------------
  Class C**                                                              $15.64
--------------------------------------------------------------------------------
  Class Y (and redemption price)                                         $15.68
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value)                        $16.48
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                        For the Year Ended July 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                         $  2,981,681
  Dividends                                                           2,090,711
--------------------------------------------------------------------------------
  Total Investment Income                                             5,072,392
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                            433,951
  Investment advisory fees (Note 2)                                     417,942
  Administration fees (Note 2)                                          167,177
  Shareholder and system servicing fees                                 120,466
  Shareholder communications                                             90,248
  Registration fees                                                      60,163
  Audit and legal                                                        42,617
  Trustees' fees                                                         25,067
  Custody                                                                 5,516
  Other                                                                  28,424
--------------------------------------------------------------------------------
  Total Expenses                                                      1,391,571
--------------------------------------------------------------------------------
Net Investment Income                                                 3,680,821
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              42,249,444
    Cost of securities sold                                          37,265,946
--------------------------------------------------------------------------------
  Net Realized Gain                                                   4,983,498
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
    of Investments:
    Beginning of year                                                 2,423,449
    End of year                                                        (757,866)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (3,181,315)
--------------------------------------------------------------------------------
Net Gain on Investments                                               1,802,183
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  5,483,004
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                       1996             1995
================================================================================
OPERATIONS:
  Net investment income                            $ 3,680,821      $ 3,910,252
  Net realized gain                                  4,983,498        1,064,918
  Increase in net unrealized
    appreciation (depreciation)                     (3,181,315)       2,491,224
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             5,483,004        7,466,394
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                             (3,651,779)      (3,879,601)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions To Shareholders                   (3,651,779)      (3,879,601)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                  21,711,359       38,989,009
  Net asset value of shares issued
    for reinvestment of dividends                    2,647,871        3,110,213
  Cost of shares reacquired                        (19,897,156)     (52,325,213)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                          4,462,074      (10,225,991)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    6,293,299       (6,639,198)
NET ASSETS:
  Beginning of year                                 80,844,691       87,483,889
--------------------------------------------------------------------------------
  End of year*                                     $87,137,990      $80,844,691
================================================================================
* Includes undistributed net investment income of:     $29,042              --
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Convertible Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     SBMFM also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1996, SB received sales charges of approximately $49,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1996, CDSCs paid to SB were:

                                                        Class A        Class B
================================================================================
CDSCs                                                   $5,000         $95,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1996, total Distribution Plan fees incurred were:

                                         Class A        Class B        Class C
================================================================================
Distribution Plan Fees                   $88,991        $341,822       $3,138
================================================================================

     All officers and one Trustee of the Trust are employees of SB.

     3. INVESTMENTS

     During the year ended July 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $51,246,755
--------------------------------------------------------------------------------
Sales                                                                42,249,444
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     At July 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

================================================================================
Gross unrealized appreciation                                       $ 2,668,000
Gross unrealized depreciation                                        (3,426,000)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (758,000)
================================================================================

     4. CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had, for Federal income tax purposes, approximately $130,000 of unused capital loss carryforwards available to offset future capital gains expiring July 31, 1999. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     5. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. SHARES OF BENEFICIAL INTEREST

     At July 31, 1996, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At July 31, 1996, total paid-in capital amounted to the following for each class:

                           Class A        Class B       Class C        Class Y
================================================================================
Total Paid-in Capital    $32,424,278    $45,452,510    $640,010      $9,480,422
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                Year Ended                  Year Ended
                               July 31, 1996               July 31, 1995*
                            --------------------        --------------------
                            Shares        Amount        Shares        Amount
================================================================================
Class A
Shares sold                 343,603    $ 5,423,126     2,416,840   $ 35,169,487
Shares issued on
  reinvestment               83,599      1,324,932        94,756      1,357,564
Shares redeemed            (506,755)    (7,997,467)     (361,719)    (5,183,624)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (79,553)   $(1,249,409)    2,149,877   $ 31,343,427
================================================================================

Class B
Shares sold                 374,014    $ 5,938,214       260,183   $  3,745,273
Shares issued on
  reinvestment               82,158      1,306,252       121,846      1,750,785
Shares redeemed            (727,414)   (11,577,304)   (3,252,464)   (47,141,589)
--------------------------------------------------------------------------------
Net Decrease               (271,242)   $(4,332,838)   (2,870,435)  $(41,645,531)
================================================================================

Class C+
Shares sold                  55,056    $   869,581         5,273       $ 74,249
Shares issued on
  reinvestment                1,049         16,687           128          1,864
Shares redeemed             (20,518)      (322,369)           --             --
--------------------------------------------------------------------------------
Net Increase                 35,587    $   563,899         5,401       $ 76,113
================================================================================

Class Y
Shares sold                 586,130    $ 9,480,438            --             --
Shares issued on
  reinvestment                   --             --            --             --
Shares redeemed                  (1)           (16)           --             --
--------------------------------------------------------------------------------
Net Increase                586,129    $ 9,480,422            --             --
================================================================================
* For Class C shares, transactions are for the period from November 7, 1994 (inception date) to July 31, 1995.
+  On November 7, 1994, the former Class D shares were renamed Class C shares.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                       1996(1)     1995       1994      1993(2)
================================================================================
Net Asset Value, Beginning of Year   $ 15.27    $ 14.56    $ 14.99    $ 13.82
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                 0.74       0.74       0.72       0.49
  Net  realized and unrealized
    gain (loss)                         0.38       0.70      (0.42)      1.22
--------------------------------------------------------------------------------
Total Income From Operations            1.12       1.44       0.30       1.71
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.73)     (0.73)     (0.70)     (0.50)
  Overdistribution of net
    investment income                   --         --        (0.03)     (0.01)
  Overdistribution of net
    realized gains                      --         --         --        (0.03)
--------------------------------------------------------------------------------
Total Distributions                    (0.73)     (0.73)     (0.73)     (0.54)
--------------------------------------------------------------------------------
Net Asset Value, End of Year         $ 15.66    $ 15.27    $ 14.56    $ 14.99
--------------------------------------------------------------------------------
Total Return                            7.41%     10.35%      1.99%     12.63%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $34,888    $35,238    $ 2,294    $ 1,655
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.40%      1.40%      1.40%      1.37%+
  Net investment income                 4.68       5.13       4.80       4.86+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                  .59%       .48%       .54%       .95%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)     $  0.06       --         --         --
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2) For the period from November 6, 1992 (inception date) to July 31,1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                  1996(1)    1995      1994      1993      1992
================================================================================
Net Asset Value,
  Beginning of Year             $ 15.27   $ 14.56   $ 14.99   $ 13.84   $ 12.51
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income            0.66      0.67      0.65      0.61      0.64
  Net realized and unrealized
    gain (loss)                    0.39      0.70     (0.42)     1.20      1.35
--------------------------------------------------------------------------------
Total Income From Operations       1.05      1.37      0.23      1.81      1.99
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.66)    (0.66)    (0.64)    (0.60)    (0.64)
  Overdistribution of
    net investment income          --        --       (0.02)    (0.02)     --
  Overdistribution of
    net realized gains             --        --        --       (0.04)     --
  Capital                          --        --        --        --       (0.02)
--------------------------------------------------------------------------------
Total Distributions               (0.66)    (0.66)    (0.66)    (0.66)    (0.66)
--------------------------------------------------------------------------------
Net Asset Value, End of Year    $ 15.66   $ 15.27   $ 14.56   $ 14.99   $ 13.84
--------------------------------------------------------------------------------
Total Return                       6.91%     9.80%     1.50%    13.40%    16.25%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)  $42,420   $45,524   $85,190   $74,857   $57,120
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         1.90%     1.90%     1.88%     2.00%     1.88%
  Net investment income            4.18      4.63      4.32      4.20      4.76
--------------------------------------------------------------------------------
Portfolio Turnover Rate             .59%      .48%      .54%      .95%      .77%
--------------------------------------------------------------------------------
Average commissions per
  share paid on equity
  transactions(2)               $  0.06      --        --        --        --
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                        1996(1)     1995(2)(3)
================================================================================
Net Asset Value, Beginning of Year                    $ 15.27      $ 14.09
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                  0.67         0.50
  Net realized and unrealized gain                       0.37         1.17
--------------------------------------------------------------------------------
Total Income From Operations                             1.04         1.67
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.67)       (0.49)
--------------------------------------------------------------------------------
Total Distributions                                     (0.67)       (0.49)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                          $ 15.64      $ 15.27
--------------------------------------------------------------------------------
Total Return                                             6.82%       12.17%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $   641      $    83
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                               1.86%        1.87%+
  Net investment income                                  4.17         4.77+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    59%          48%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)                      $  0.06           --
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2) On November 7, 1994, the former Class D shares were renamed Class C shares.
(3) For the period from November 7, 1994 (inception date) to July 31,1995.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                                      1996(1)(2)
================================================================================
Net Asset Value, Beginning of Year                                    $16.15
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                                 0.38
  Net realized and unrealized loss                                     (0.46)
--------------------------------------------------------------------------------
Total Loss From Operations                                             (0.08)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                (0.39)
--------------------------------------------------------------------------------
Total Distributions                                                    (0.39)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                          $15.68
--------------------------------------------------------------------------------
Total Return++                                                         (0.56)%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                        $9,189
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                              1.00%
  Net investment income                                                 4.98
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  .59%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)                                       $0.06
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2) For the period from February 7, 1996 (inception date) to July 31, 1996.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 1995, the related statement of operations for the year then ended, statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 1996, the results of its operations for the year then ended, changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwick LLP


New York, New York
September 23, 1996

Smith Barney                                                        SMITH BARNEY
Convertible                                                         ------------
Fund
                                                A Member of TravelersGroup[Logo]
Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon De Voe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert E. Swab
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for
the general information of the
shareholders of Smith Barney
Convertible Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current
Prospectus for the Fund, which contains
information concerning the Fund's invest-ment policies and expenses as well as other pertinent information.

Smith Barney
Convertible Fund
388 Greenwich Street
New York, New York 10013


FD01020 9/96

                              ANNUAL REPORT
===========================================================================
                                      1996
                                      1996
                                      1996
                                      1996
                                      1996

                                                      Smith Barney
                                                      Tax-Exempt
                                                      Income Fund

                                                      -------------
                                                      July 31, 1996


                                               [Logo] Smith Barney Mutual Funds
                                                      Investing for your future.
                                                      Every day.

-----------------------------------
Smith Barney Tax-Exempt Income Fund
-----------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Tax-Exempt Income Fund for the year ended July 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow in the annual report.

Fund Performance Update

For the year ended July 31, 1996, the Class A shares of the Tax-Exempt Income Fund had a total return of 6.28% and outperformed its Lipper Analytical Services, Inc. peer group average total return of 5.90%. (Lipper is an independent fund tracking organization.) Over the past year, the Fund distributed dividends totaling $1.0064 per share; based on its net asset value of $17.31 as of July 31, 1996, this equates to an annualized distribution rate of 5.81%. For an individual in the Federal income tax bracket of 36%, the tax free yield of 5.81% is equivalent to a taxable yield of 9.08%.

Municipal Bond Market Update

In response to low inflation and very sluggish economic growth, interest rates declined steadily over the latter part of 1995. However, during the first half of 1996, rates rose sharply, as U.S. economic reports pointed to much greater growth than was previously expected by many investors. In our view, there have been several factors effecting uncertainty in the municipal bond market, such as a strengthening U.S. economy, which usually increases the risk of inflation, as well as the possibility of an interest rate hike by the Federal Reserve Board (the Fed). The continuing rise in the U.S. stock market, as well as the ongoing debate involving tax reform, have also put pressure on the municipal bond market, with yields recently reaching their highest levels in over a year.

Although this has been a challenging period for the fixed income markets, municipal bonds have outperformed U.S. Treasuries. This can be attributed to the simple economic theory of "supply and demand." In recent months, investors have been seeking to reinvest proceeds of municipal bonds that have either matured or been called, back into the municipal bond market. However, at the same time, the supply of new issues has been far below recent averages, and is very close to lows for the year. This increased demand combined with light supply, has in some states, created shortages. Therefore, following supply and demand theory (when supply is low and demand is high, prices are high), municipal bond prices have stayed relatively higher, and yields have conversely remained lower, relative to those of U.S. Treasury securities.

Toward the end of July, Fed Chairman Alan Greenspan gave his semi-annual "Humphrey-Hawkins" testimony to Congress. In his testimony, Greenspan cited a number of reasons why he expects the U.S. economy to slow down, which has subdued the bond market's concerns over higher interest rates. In addition, the most recent U.S. employment report has suggested that the U.S. economy is not expanding as quickly as many bond market investors had earlier expected. As a result, the municipal bond market rallied, and yields have since come down from the high levels that were seen in June and July.

Fund's Investment Strategy

The Smith Barney Tax-Exempt Income Fund seeks to maximize current income exempt from federal income taxes by investing primarily in municipal bonds and notes. During the past year, we have maintained a defensive posture in the portfolio and have attempted to provide a competitive dividend while capitalizing on market opportunities by taking profits in select municipal issues.

In terms of investment strategy, the Fund continues to emphasize high-coupon and high-quality issues. As of July 31, 1996, roughly 86% of the Fund was invested in investment grade (BBB/Baa and higher) securities, as measured by Standard and Poor's Corporation or Moody's Investors Service, Inc. (Standard and Poor's and Moody's are major credit rating and reporting agencies.) In our view, higher quality issues represent good value given the fact that spreads have narrowed considerably between higher- and lower-grade issues.

The Tax-Exempt Income Fund has remained broadly diversified and the majority of the Fund's assets were allocated among the following sectors: utility bonds (15.6%), pollution control revenue bonds (14.6%), hospital bonds (14.2%), and housing bonds (11.2%). The Fund's average life as of July 31, 1996 was just over 11 years and the average weighted maturity was 22.3 years.

Municipal Bond Market Outlook

Although rates have come down slightly, over the near term, we believe the municipal bond market will settle into a narrow trading range, with less volatility until after the Presidential election in November. In our view, the bond market will continue to face pressure resulting from ongoing investor concerns over possible monetary tightening by the Fed. The Fed remains committed to fighting inflation, and a more restrictive monetary policy going forward cannot be completely discounted.

Another issue that has been hanging over the municipal bond market is tax reform. In fact, the Republican Presidential nominee, Bob Dole recently announced a tax reform plan which calls for a 15% reduction in the federal income tax rate and a reduction in the capital gains tax rate from 28% to 14%. Dole's plan, however, received little reaction from Wall Street. Regardless of the final outcome of the tax reform debate, the municipal bond market remains quite attractive. Moreover, the Tax-Exempt Income Fund is well positioned to meet the challenges presented by a more volatile market.

Thank you for investing in the Tax-Exempt Income Fund. We look forward to continuing to help you achieve your financial goals.


Sincerely,

/s/ Heath B. McLendon                       /s/ Lawrence T. McDermott

Heath B. McLendon                           Lawrence T. McDermott
Chairman and                                Vice President and
Investment Officer                          Investment Officer

August 9, 1996

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                    -------------------
                    Beginning     End       Income    Capital Gain      Return       Total
Year Ended           of Year    of Year   Dividends   Distributions   of Capital    Returns(1)
===============================================================================================
7/31/96              $17.25     $17.31      $1.00        $0.00          $0.00         6.28%
-----------------------------------------------------------------------------------------------
7/31/95               17.26      17.25       1.00         0.02           0.04         6.42
-----------------------------------------------------------------------------------------------
7/31/94               18.24      17.26       1.06         0.13           0.00         1.14
-----------------------------------------------------------------------------------------------
Inception*- 7/31/93   17.45      18.24       0.83         0.16           0.00        10.24+
===============================================================================================
Total                                       $3.89        $0.31          $0.04
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                    -------------------
                    Beginning     End       Income    Capital Gain      Return       Total
Year Ended           of Year    of Year   Dividends   Distributions   of Capital    Returns(1)
===============================================================================================
7/31/96              $17.26     $17.32      $ 0.92       $0.00          $0.00         5.74%
-----------------------------------------------------------------------------------------------
7/31/95               17.26      17.26        0.91        0.02           0.04         5.91
-----------------------------------------------------------------------------------------------
7/31/94               18.24      17.26        0.96        0.13           0.00         0.60
-----------------------------------------------------------------------------------------------
7/31/93               18.00      18.24        1.02        0.17           0.00         8.28
-----------------------------------------------------------------------------------------------
7/31/92               16.97      18.00        1.04        0.14           0.00        13.50
-----------------------------------------------------------------------------------------------
7/31/91               16.98      16.97        1.10        0.11           0.00         7.40
-----------------------------------------------------------------------------------------------
7/31/90               17.31      16.98        1.12        0.03           0.00         4.95
-----------------------------------------------------------------------------------------------
7/31/89               16.44      17.31        1.13        0.01           0.00        12.68
-----------------------------------------------------------------------------------------------
7/31/88               16.48      16.44        1.13        0.06           0.00         7.32
-----------------------------------------------------------------------------------------------
7/31/87               16.30      16.48        1.10        0.00           0.00         7.90
===============================================================================================
Total                                       $10.43       $0.67          $0.04
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                    -------------------
                    Beginning     End       Income    Capital Gain      Return       Total
Year Ended           of Year    of Year   Dividends   Distributions   of Capital    Returns(1)
===============================================================================================
7/31/96              $17.25     $17.31      $0.91        $0.00          $0.00         5.69%
-----------------------------------------------------------------------------------------------
Inception*- 7/31/95   15.83      17.25       0.62         0.02           0.04        13.45+
===============================================================================================
Total                                       $1.53        $0.02          $0.04
===============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
                                                   --------------------------
                                                   Class A   Class B  Class C
================================================================================
Year Ended 7/31/96                                  6.28%     5.74%    5.69%
--------------------------------------------------------------------------------
Five Years Ended 7/31/96                             N/A      6.73      N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/96                              N/A      7.37      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/96                          6.41      8.21    11.25
================================================================================

                                                       With Sales Charge(2)
                                                   --------------------------
                                                   Class A   Class B  Class C
================================================================================
Year Ended 7/31/96                                  2.03%     1.24%    4.69%
--------------------------------------------------------------------------------
Five Years Ended 7/31/96                             N/A      6.57      N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/96                              N/A      7.37      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/96                          5.25      8.21     11.25
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                      Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/96)                          26.11%
--------------------------------------------------------------------------------
Class B (7/31/86 through 7/31/96)                            103.62
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/96)                          19.92
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class B Shares of
                     Smith Barney Tax-Exempt Income Fund vs.
                        the Lehman Municipal Bond Index (+)

--------------------------------------------------------------------------------

                             July 1986 -- July 1996

     [The following table appeared as a line graph in the printed material]


                          Smith Barney        Lehman Muni
                          Tax-Exempt Fund     Bond Index
                          ---------------     ----------
                  7/86         10,000           10,000
                  7/87         10,790           10,907
                  7/88         11,579           11,674
                  7/89         13,047           13,095
                  7/90         13,693           14,002
                  7/91         14,706           15,225
                  7/92         16,691           17,317
                  7/93         18,072           18,848
                  7/94         18,180           19,199
                  7/95         19,254           20,712
                  7/96         20,362           22,079


(+) Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1996. The Lehman Municipal Bond Index is a broad-based index which includes about 8,000 tax-free bonds and reflects approximately $300 billion of market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                   July 31, 1996
--------------------------------------------------------------------------------

      [The following table appeared as a pie graph in the printed material]

Portfolio Breakdown

                         Education                   3.8%
                         Water/Sewer                 2.7%
                         Utility                    15.6%
                         General Obligation          9.3%
                         Transportation              8.4%
                         Hospital                   14.2%
                         Public Facilities           0.1%
                         Housing                    11.2%
                         Pollution Control          14.6%
                         Industrial Development     10.5%
                         Life Care Systems           1.0%
                         Miscellaneous               8.1%
                         Short-Term                  0.5%

Top Five States Represented

                                                               Percentage of
State                                                        Total Investments
================================================================================
Texas                                                               10.3%
Pennsylvania                                                         9.0
New York                                                             7.9
California                                                           6.7
New Jersey                                                           5.5

Summary of Municipal Bonds and Notes and
Short-Term Tax-Exempt Investments by Combined Ratings

                            Standard &                         Percentage of
Moody's         or            Poor's                         Total Investments
================================================================================
   Aaa                          AAA                                 39.1%
   Aa                           AA                                   9.0
    A                            A                                  13.9
   Baa                          BBB                                 24.0
   Ba                           BB                                   4.1
    B                            B                                   1.7
    D                            D                                   0.2
   NR                           NR                                   7.5
 VMIG 1                         A-1                                  0.5
                                                                   -----
                                                                   100.0%
                                                                   =====

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
MUNICIPAL BONDS AND NOTES -- 99.5%
Alabama -- 0.7%
 $ 3,000,000      AAA    Huntsville, AL Health Care Facilities Authority,
                            Series A, MBIA-Insured, 6.375% due 6/1/12                        $3,123,750
   2,500,000      AAA    Morgan County-Decatur, AL Healthcare Authority
                            Hospital Revenue, Decatur General Hospital,
                            CONNIE LEE-Insured, 6.250% due 3/1/13                             2,590,625
-------------------------------------------------------------------------------------------------------
                                                                                              5,714,375
-------------------------------------------------------------------------------------------------------
Alaska -- 0.7%
                         Alaska State Housing Finance Corp.:
     840,000      AAA      1st Series, Veteran's Mortgage Purchase,
                              FHA-Insured, 5.875% due 12/1/35                                   817,950
   2,250,000      A+       Series A, 6.000% due 12/1/23                                       2,463,750
   3,000,000      AA     Valdez, AK Marine Terminal Revenue,
                            (Pipelines Inc. Project),
                            Series A, 5.850% due 8/1/25                                       2,880,000
-------------------------------------------------------------------------------------------------------
                                                                                              6,161,700
-------------------------------------------------------------------------------------------------------
Arizona -- 2.4%
   1,000,000      Aa*    Arizona Educational Loan Marketing Corp.,
                            Sr. Series, 6.375% due 9/1/05(a)                                  1,043,750
                         Arizona State COP, FSA-Insured:
   1,170,000      AAA      6.625% due 9/1/08                                                  1,262,137
   1,000,000      AAA      Revenue Refunding Bonds, 6.500% due 3/1/08                         1,072,500
      70,000      AAA    Arizona State Municipal Financing COP, Series 10,
                            BIG-Insured, (Pre-Refunded -- Escrowed with U.S.
                            Government Securities to 8/1/97 Call @ 101),
                            7.900% due 8/1/17(b)                                                 73,518
   1,000,000      BBB    Gila County, AZ IDA, PCR, Series 1987, (ASARCO Inc.
                            Project), 8.900% due 7/1/06                                       1,061,420
   1,825,000      AAA    Maricopa County, AZ IDA, Mortgage Loan, Multi-Family
                            Housing Revenue, Series A, FHA-Insured,
                            5.900% due 7/1/24                                                 1,802,187
   5,000,000      BB     Maricopa County, AZ PCR, Public Service Co.,
                            Palo Verde, Series A, 6.375% due 8/15/23                          4,731,250
   1,300,000      AAA    Maricopa County, AZ School District, Fountain Hills,
                            No. 98, FGIC-Insured, 6.625% due 7/1/10                           1,384,500
   1,000,000      AAA    Mohave County, AZ Industrial Development Authority,
                            Hospital Systems Revenue, Baptist Hospital,
                            MBIA-Insured, 5.700% due 9/1/15                                     985,000
   6,500,000      BBB    Navajo County, AZ PCR, Arizona Public Service
                            Co., Series A, 5.875% due 8/15/28                                 6,231,875
     344,000      NR     Peoria, AZ IDA, Sierra Winds Life Care, Inc.,
                            6.500% due  11/1/17                                                 268,320
   1,500,000      AAA    Scottsdale, AZ IDR, Scottsdale Memorial Hospital,
                            Series A, AMBAC-Insured, 5.625% due 9/1/12                        1,477,500
-------------------------------------------------------------------------------------------------------
                                                                                             21,393,957
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Arkansas -- 0.1%
 $ 1,000,000      AAA    Arkansas State Development Authority, Single-Family
                            Mortgage Revenue, Series A, GNMA/FNMA-Collateralized,
                            6.200% due 7/1/15                                               $ 1,022,500
-------------------------------------------------------------------------------------------------------
California -- 6.7%
   4,000,000      A-     Burbank, CA Redevelopment Agency, Series A, (Golden
                            State Redevelopment Project), 6.250% due 12/1/24                  4,025,000
   5,000,000      AA     California Health Facilities Finance Authority Revenue,
                            Kaiser Permanente, 5.550% due 8/15/25                             4,637,500
                         California Housing Finance Agency Revenue:
   1,500,000      AAA      Home Mortgage, Series E, MBIA-Insured,
                              6.150% due 8/1/25                                               1,490,625
   1,500,000      A+       Multi-Unit Rental Housing, Series B-II,
                              6.700% due 8/1/15                                               1,565,625
   2,400,000      AAA    California State University Revenue & Colleges, Housing
                            System, FGIC-Insured, 5.900% due 11/1/21                          2,412,000
                         California Statewide Community Development Authority
                            Revenue, COP:
   2,235,000      AAA        Huntington Memorial Hospital, CONNIE LEE-Insured,
                              5.800% due 7/1/26                                               2,176,331
   2,500,000      AAA        Sutter Health, AMBAC-Insured,
                              6.125% due 8/15/22                                              2,537,500
   2,000,000      AAA    Central Coast Water Project, (California State Water
                            Project), AMBAC-Insured, 6.600% due 10/1/22                       2,142,500
   2,600,000      BBB-   Central Valley Finance Authority, CA (Cogeneration/Carson
                            Ice Project), 6.200% due 7/1/20                                   2,557,750
   3,000,000      Baa1*  Duarte, CA Hope Medical Center, 6.250% due 4/1/23                    2,958,750
                         Long Beach, CA (Aquarium of the Pacific Project),
                            Series A:
   5,500,000      BBB        6.125% due 7/1/15                                                5,163,125
   4,000,000      BBB        6.125% due 7/1/23                                                3,690,000
   4,000,000      A-     Los Angeles, CA Regional Airports Improvement, Corporate
                            Lease Revenue, LA International Airport,
                            6.800% due 1/1/27(a)                                              4,035,000
   1,500,000      AAA    LA County, CA Metropolitan Transportation Authority,
                            Series A, MBIA-Insured, 6.000% due 7/1/26                         1,507,500
   5,000,000      AAA    San Diego, CA Water Stars and Cars, MBIA-Insured,
                            6.300% due 4/8/21(a)                                              5,000,000
  12,900,000      NR     San Joaquin Hills, CA Transportation Authority,
                            (Transcorridor Agency Project), Toll Road,
                            Sr. Lien, 6.750% due 1/1/32                                      13,190,250
-------------------------------------------------------------------------------------------------------
                                                                                             59,089,456
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Colorado -- 2.0%
 $ 1,500,000      B*     Arvada, CO Urban Renewal Authority, Arvada City
                            Center, Series R, 8.750% due 3/1/06                             $ 1,473,750
   4,750,000      BBB+   Colorado Springs, CO Airport Revenue, Series A,
                            7.000% due 1/1/22(a)                                              4,945,938
                         Denver, CO City and County Airport Revenue:
   1,000,000      BBB      8.000% due 11/15/17(a)                                             1,057,500
     250,000      BBB      Series A, 7.500% due 11/15/23(a)                                     272,187
   2,170,000      BBB      Series C, 6.750% due 11/15/22(a)                                   2,207,975
   1,000,000      NR     Dove Valley, CO Metropolitan District, Improvement
                            Authority, 9.500% due 12/1/08                                     1,023,750
   2,250,000      AAA    Jefferson County, CO COP, MBIA-Insured,
                            6.650% due 12/1/08                                                2,418,750
     265,000      AAA    Jefferson County, CO Single-Family Mortgage, Series A,
                            MBIA-Insured, 8.875% due 10/1/13                                    280,900
   1,500,000      A*     Larimer County, CO COP, School District No. R-1,
                            Poudre-Ft. Collins, Colorado School Board Lease,
                            6.700% due 12/1/13                                                1,597,500
     500,000      A3*    Meridian, CO Metropolitian District, 7.000% due 12/1/98                520,625
   2,065,000      AA-    Pueblo County, CO Single-Family Housing Authority, Series A,
                            FNMA/GNMA-Collateralized, 6.850% due 12/1/25                      2,137,275
-------------------------------------------------------------------------------------------------------
                                                                                             17,936,150
-------------------------------------------------------------------------------------------------------
Connecticut -- 2.2%
   1,930,000      A      Connecticut Development Authority, Resource Recovery
                            Authority, (Bridgeport Project), Series B,
                            8.500% due 1/1/00                                                 1,981,570
   2,000,000      AAA    Connecticut State Airport Revenue, Bradley International
                            Airport, FGIC-Insured, 7.650% due 10/1/12                         2,290,000
                         Connecticut State Health and Educational Facilities:
   2,125,000      AAA      Bridgeport Hospital, Series C, CONNIE LEE-Insured,
                              5.375% due 7/1/25                                               1,947,031
   1,200,000      BBB-     Quinnipiac College, Series D, 6.000% due 7/1/23                    1,119,000
                           University of Hartford, Series D:
   1,655,000      Baa*       6.750% due 7/1/12                                                1,671,550
   1,450,000      Baa*       6.800% due 7/1/22                                                1,457,250
                         Connecticut State HFA, Series A:
   3,260,000      AA       6.750% due 11/15/23                                                3,418,925
   5,000,000      AA       6.250% due 11/15/27                                                5,000,000
-------------------------------------------------------------------------------------------------------
                                                                                             18,885,326
-------------------------------------------------------------------------------------------------------
Delaware --0.5%
                         Delaware State EDA, PCR, AMBAC-Insured:
   2,500,000      AAA      Series B, 6.750% due 5/1/19                                        2,678,125
   2,000,000      AAA      Water & Sewer Revenue, 6.200% due 6/1/25(a)                        2,030,000
-------------------------------------------------------------------------------------------------------
                                                                                              4,708,125
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
District of Columbia -- 1.3%
                         District of Columbia:
 $ 6,500,000      B        COP, 7.300% due 1/1/13                                           $ 6,500,000
   1,000,000      A+       Georgetown University, 5.375% due 4/1/23                             948,750
   4,350,000      B        GO, Series A, 6.000% due 6/1/07                                    4,219,500
-------------------------------------------------------------------------------------------------------
                                                                                             11,668,250
-------------------------------------------------------------------------------------------------------
Florida -- 3.4%
   1,500,000      AAA    Atlantic Beach, FL Utility Systems Revenue, MBIA-Insured,
                            5.500% due 10/1/25                                                1,445,625
                         Alachua County, FL Health Facilities Authority, Health
                            Facilities Revenue, (Santa Fe Healthcare Facilities Project):
     385,000      AAA        Pre-Refunded -- Escrowed with
                              U.S. Government Securities to 11/15/00
                            Call @ 102, 6.875% due 11/15/02(b)                                  421,575
     500,000      AAA        Pre-Refunded -- Escrowed with U.S. Government
                              Securities to 11/15/00 Call  @ 102, 7.600%
                            due 11/15/13(b)                                                     567,500
                         Broward County, FL Resource Recovery, Waste Energy:
     570,000      A        North, 7.950% due 12/1/08                                            627,713
   2,605,000      A        South, 7.950% due 12/1/08                                          2,868,756
     825,000      AAA    Dade County, FL Aviation Revenue, Series B,
                            MBIA-Insured, 6.600% due 10/1/22(a)                                 870,375
                         Florida State HFA, Series A:
     500,000      AAA      General Mortgage, FHA-Insured, 6.400% due 6/1/24                     518,125
   2,140,000      AAA      Single-Family Mortgage, GNMA/FNMA-Collateralized,
                              6.650% due 1/1/24(a)                                            2,212,225
   1,350,000      NR     Hialeah, FL Hospital Revenue Refunding, Hialeah Hospital,
                            Class B, (Escrowed to Maturity with U.S.
                            Government Directs), 8.000% due 2/1/14                            1,518,750
   2,800,000      BBB+   Hillsborough County, FL Utility Revenue, Series A,
                            7.000% due 8/1/14                                                 2,985,500
                         Jacksonville, FL Health Facilities Revenue:
   2,000,000      AAA      Children's Hospital- Baptist Medical Center,
                              MBIA-Insured, 7.000% due 6/1/11                                 2,190,000
   3,440,000      AAA      University Medical Center, CONNIE LEE-Insured,
                              6.600% due 2/1/21                                               3,616,300
   1,000,000      AAA    Orange County, FL Tourist Development Tax Revenue,
                            Series B, AMBAC-Insured, 6.500% due 10/1/19                       1,071,250
     300,000      BBB    Pace Property Finance Authority, Florida Utility Revenue,
                            6.250% due 9/1/13                                                   299,625
     990,000      AAA    Palm Beach County, FL Health Facilities Authority
                            Revenue, J.F.K. Medical Center, (Pre-Refunded --
                            Escrowed with U.S. Government Securities
                            to 12/1/98 Call @102), 8.875% due 12/1/18(b)                      1,112,513
   3,000,000      BBB-   Putnam County, FL Development Authority, PCR,
                            Georgia Pacific, 7.000% due 12/1/05                               3,292,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Florida -- 3.4% (continued)
 $ 1,900,000      AAA    Tampa, FL Utility Tax and Special Revenue,
                            AMBAC-Insured, 6.900% due 10/1/09                               $ 2,106,625
   1,850,000      NR     Tampa, FL Water System Revenue, (Aquarium Inc.
                            Project), 7.750% due 5/1/27                                       1,824,562
-------------------------------------------------------------------------------------------------------
                                                                                             29,549,519
-------------------------------------------------------------------------------------------------------
Georgia -- 2.5%
   4,000,000      A      Atlanta, GA Airport Facilities Revenue,
                            7.250% due 1/1/17(a)                                              4,305,000
   4,750,000      AA-    George L. Smith, Georgia World Congress Center
                            Authority Revenue, (Domed Stadium Project),
                            7.875% due 7/1/20(a)                                              5,159,687
   7,000,000      AAA    Georgia Municipal Electric Authority Power Revenue,
                            Series EE, AMBAC-Insured, 6.400% due 1/1/23                       7,481,250
   5,000,000      AAA    Medical Center Hospital Authority, GA Columbus Healthcare,
                            Series C, MBIA-Insured, 6.400% due 8/1/06                         5,368,750
-------------------------------------------------------------------------------------------------------
                                                                                             22,314,687
-------------------------------------------------------------------------------------------------------
Guam -- 0.2%
   1,500,000      A-     Government of Guam, Limited Obligation Revenue,
                            Series A, 7.000% due 11/15/04                                     1,575,000
-------------------------------------------------------------------------------------------------------
Hawaii -- 0.2%
   2,000,000      A      Hawaii State Department of Budget and Finance,
                            Special Purpose Mortgage Revenue, Kapiolani Health
                            Care Systems, 6.400% due 7/1/13                                   2,042,500
-------------------------------------------------------------------------------------------------------
Idaho -- 0.2%
   1,750,000      AA     Idaho Housing Agency, Single-Family Mortgage,
                            Series C, 7.875% due 1/1/21(a)                                    1,828,750
-------------------------------------------------------------------------------------------------------
Illinois -- 3.8%
   1,815,000      AA     Chicago, IL HDC, Section 8, Series A, FHA-Insured,
                            6.700% due 7/1/12                                                 1,887,600
                         Chicago, IL O'Hare International  Airport, Special Facilities:
   2,125,000      BB+      Delta Airlines, 6.450% due 5/1/18                                  2,127,656
   1,800,000      AAA      Lufthansa German Airlines Project, 7.125% due 5/1/18(a)            1,944,000
                           United Airlines:
   1,940,000      BB         8.250% due 5/1/99                                                2,075,800
   3,240,000      BB         Series B, 8.950% due 5/1/18(a)                                   3,640,950
   3,830,000      BB         Series C, 8.200% due 5/1/18                                      4,131,612
   4,000,000      AAA    Cook County, IL Series A, MBIA-Insured,
                            6.600% due 11/15/22(a)                                            4,235,000
   3,000,000      BB-    East Chicago, IL Industrial PCR, Inland Steel Co.,
                            (Project 10), 6.800% due 6/1/13                                   2,996,250
   1,300,000      A-     Illinois Education Facilities Authority Revenue, Northern
                            Illinois Medical Center, 6.000% due 9/1/19                        1,204,125

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Illinois -- 3.8% (continued)
 $ 1,500,000      A+     Illinois Housing and Development Authority, Multi-Family
                            Housing, Series A, 6.125% due 7/1/25                            $ 1,490,625
   2,750,000      AAA    Illinois State Toll Highway Authority, Series A,
                            FGIC-Insured, 6.200% due 1/1/16                                   2,784,375
   3,600,000      A+     Metropolitan Pier and Exposition Authority,
                            (McCormick Place Expansion Project), Series A,
                            AMBAC-Insured, 6.500% due 6/15/27                                 3,676,500
     790,000      NR     Sauget, IL Special Service Area No. 1, 10.250% due 1/1/00              815,391
-------------------------------------------------------------------------------------------------------
                                                                                             33,009,884
-------------------------------------------------------------------------------------------------------
Indiana -- 1.4%
                         Indianapolis, IN Airport Authority Revenue, Special Facility:
   5,245,000      BBB      Federal Express Corporate Project, 7.100% due 1/15/17(a)           5,533,475
   3,970,000      BB       United Airlines Project, Series A, 6.500% due 11/15/31(a)          3,905,488
     250,000      AA+    Indianapolis, IN Local Public Improvement, Series A,
                            6.000% due 1/10/18                                                  251,250
   2,500,000      BBB    Lawrenceburg, IN PCR, Indiana Power Co.,
                            Series E, 5.900% due 11/1/19                                      2,359,375
-------------------------------------------------------------------------------------------------------
                                                                                             12,049,588
-------------------------------------------------------------------------------------------------------
Iowa -- 0.1%
   1,000,000      AAA    Dubuque County, IA Hospital Revenue, Sisters of Mercy
                            Hospital, Series L, FSA-Insured, 7.000% due 8/15/21               1,083,750
-------------------------------------------------------------------------------------------------------
Kentucky -- 2.6%
   5,000,000      AAA    Jefferson County, KY Hospital Revenue, MBIA-Insured,
                            6.436% due 10/23/14(a)(c)                                         5,206,250
                         Kenton County, KY Airport Board Revenue, Delta Airlines:
   1,230,000      A        8.250% due 3/1/15 (a)                                              1,313,025
   4,250,000      A        Project A, 7.500% due 2/1/20(a)                                    4,531,563
     590,000      Aaa*   Kentucky Multi-County Residential Mortgage,
                            10.500% due 10/1/00                                                 589,262
   3,750,000      AAA    Lexington-Lafayette Urban County Project, (University of
                            Kentucky Alumni Assoc. Inc. Project), MBIA-Insured,
                            6.750% due 11/1/24                                                4,021,875
   4,000,000      A      Pendleton County, KY Multi-County Lease Revenue,
                            Series A, 6.500% due 3/1/19                                       4,120,000
   2,605,000      AA     Trimble County, KY PCR, Series B,
                            6.550% due 11/1/20(a)                                             2,679,894
-------------------------------------------------------------------------------------------------------
                                                                                             22,461,869
-------------------------------------------------------------------------------------------------------
Louisiana -- 2.2%
   2,000,000      Baa3*  Beaugard Parish LA, (Boise Cascade Corp. Project),
                            6.125% due 3/1/23                                                 1,932,500
   5,000,000      NR     Hodge, LA Utility Revenue, 9.000% due 3/1/10(a)                      5,406,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Louisiana -- 2.2% (continued)
 $ 2,600,000      Baa3*  Lake Charles, LA Harbor and Terminal District, (Trunkline
                            Liquid Natural Gas Co. Project), 7.750% due 8/18/22             $ 2,899,000
   2,500,000      Baa*   Louisiana Public Facilities, Association of Independent
                            Colleges and Universities, 7.000% due 12/1/17                     2,559,375
   2,000,000      BB-    Port of New Orleans, LA  IDR, (Continental Grain
                            Co. Project), 7.500% due 7/1/13                                   2,065,000
   1,210,000      AAA    State Tammany Parish, LA Hospital Revenue, District 2,
                            CONNIE LEE-Insured, 6.250% due 10/1/14                            1,241,762
   3,000,000      BB+    West Feliciana Parish, PCR, Gulf State Utilities,
                            7.700% due 12/1/14                                                3,225,000
-------------------------------------------------------------------------------------------------------
                                                                                             19,328,887
-------------------------------------------------------------------------------------------------------
Maryland -- 1.9%
   3,000,000      AAA    Baltimore County, MD Mortgage Revenue, Series A,
                            Dunfield Townhouses, FHA-Insured, 6.900% due 8/1/28               3,135,000
   2,000,000      AAA    Howard County, MD Mortgage Revenue, Howard Hills
                            Townhouses, Series A, MBIA-Insured, 6.400% due 7/1/24             2,045,000
                         Maryland State, Community Development Administration,
                            Department of Housing & Community Development:
   1,280,000      Aa*        Multi-Family Housing, Insured Mortgage,
                              Series A, FHA-Insured, 6.625% due 5/15/23                       1,321,600
   1,000,000      Aa*        Single-Family Program, Fourth Series,
                              6.450% due 4/1/14                                               1,028,750
                         Northeast Maryland Waste Disposal Authority, Recovery
                            Revenue, MBIA-Insured, Southwest Resource Recovery:
   3,000,000      AAA        7.200% due 1/1/06                                                3,397,500
   3,000,000      AAA        7.200% due 1/1/07                                                3,378,750
   1,600,000      Baa*   Prince Georges County, MD Greater Southeast Healthcare
                            System, 6.375% due 1/1/23                                         1,474,000
     500,000      AAA    Prince Georges County, MD Housing Authority,
                            (Stevenson Apartments Project), Series A,
                            GNMA-Collateralized,  6.350% due 7/20/20                            508,750
-------------------------------------------------------------------------------------------------------
                                                                                             16,289,350
-------------------------------------------------------------------------------------------------------
Massachusetts -- 5.0%
   5,000,000      AA-    Boston, MA Hospital Revenue, Boston City Hospital,
                            Series B, FHA-Insured, 5.750% due 2/15/23                         4,756,250
     530,000      AAA    Haverhill, MA Revenue Bonds, Series A, AMBAC-Insured,
                            6.700% due 9/1/10                                                   567,100
   4,800,000      A+     Massachusetts Bay Transportation Authority, General
                            Transportation System, Series C, 6.100% due 3/1/23                4,896,000
   2,000,000      A+     Massachusetts State Construction Loan, Series D,
                            7.000% due 7/1/07                                                 2,192,500
   1,000,000      AAA    Massachusetts State IDA, College of the Holy Cross,
                            MBIA-Insured, 5.625% due 3/1/26                                     953,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Massachusetts -- 5.0% (continued)
                         Massachusetts State Health and Educational Facilities
                            Authority Revenue:
                              CONNIE LEE-Insured:
  $  735,000      AAA          Community College, Series A, 6.600% due 10/1/22               $  752,456
                               Suffolk University, Series B:
   2,700,000      AAA            6.250% due 7/1/12                                            2,757,375
     775,000      AAA            6.350% due 7/1/22                                              789,531
   2,650,000      AAA          University of Massachusetts, (Medical School
                                 Research Project), 6.000% due 7/1/23                         2,610,250
   3,500,000      AAA         New England Medical Center, Series F,
                               FGIC-Insured, 6.625% due 7/1/25                                3,692,500
   1,500,000      B1*         Saint Memorial Medical Center,
                               Series A, 6.000% due 10/1/23                                   1,201,875
                         Massachusetts State HFA:
                            Housing Projects:
   2,445,000      A+         Series A, 6.375% due 4/1/21                                      2,460,281
   2,000,000      A+         Series 41, Single-Family Housing,
                               6.300% due 12/1/14                                             2,035,000
                            Residental Development, FNMA-Collateralized:
   2,000,000      AAA        Series C, 6.875% due 11/15/11                                    2,150,000
   3,000,000      AAA        Series D, 6.800% due 11/15/12                                    3,206,250
                         Massachusetts State Industrial Financial Agency,
                            Resource Recovery Revenue, (Semass Project):
   2,700,000      NR         Series A, 9.000% due 7/1/15                                      3,044,250
   4,335,000      NR         Series B, 9.250% due 7/1/15(a)                                   4,903,969
   1,000,000      AAA    Quincy, MA Quincy Hospital, FSA-Insured,
                            5.500% due 1/15/13                                                  962,500
-------------------------------------------------------------------------------------------------------
                                                                                             43,931,837
-------------------------------------------------------------------------------------------------------
Michigan --  3.0%
   3,680,000      AAA    Detroit, MI Economic Development Corp.,
                            Resource Recovery, Series A, FSA-Insured,
                            6.450% due 5/1/01                                                 3,910,000
                         Detroit, MI Water Supply System, FGIC-Insured:
   3,500,000      AAA      6.500% due 7/1/15                                                  3,863,125
   3,000,000      AAA      6.375% due 7/1/22(a)(c)                                            3,086,250
   5,000,000      AAA    Michigan State Hospital Finance Authority Revenue,
                            FSA-Insured, 6.300% due 2/15/22(a)(c)                             5,106,250
   2,000,000      A-     Michigan State Strategic PCR, General Motors
                            Corp., 6.200% due 9/1/20(c)                                       2,025,000
   4,500,000      AAA    Monroe County, MI PCR, Detroit Edison Monroe,
                            Series 1, MBIA-Insured, 6.875% due 9/1/22(a)                      4,770,000
   3,750,000      AAA    Western Townships, MI Utilities Authority, Sewer Disposal
                            Systems, FSA-Insured, 6.750% due 1/1/15                           3,942,187
-------------------------------------------------------------------------------------------------------
                                                                                             26,702,812
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Minnesota -- 0.6%
 $ 1,200,000      NR     Minneapolis, MN Commercial Development Revenue,
                            (Holiday Inn Metrodome Project), 10.500% due 6/1/03             $ 1,207,740
   4,000,000      BBB-   St. Paul, MN Housing and Redevelopment Authority,
                            (Healtheast Project), Series A, 6.625% due 11/1/17                4,005,000
-------------------------------------------------------------------------------------------------------
                                                                                              5,212,740
-------------------------------------------------------------------------------------------------------
Mississippi -- 1.7%
   9,000,000      BBB-   Claireborne County PCR, (System Energy Resource Inc.
                            Project), 6.200% due 2/1/26                                       8,437,500
   2,250,000      AAA    Gulfport, MS Hospital Facilities Revenue, Memorial Hospital
                            Gulfport, Series A, MBIA-Insured, 6.200% due 7/1/18               2,317,500
   2,000,000      Aaa*   Mississippi Home Corp., Single-Family Mortgage Revenue,
                            GNMA-Collateralized, 6.550% due 4/1/21(a)                         2,057,500
   2,400,000      AAA    Mississippi Hospital Equipment and Facilities Authority
                            Revenue, North Mississippi Health Service,
                            AMBAC-Insured, Series 1, 5.750% due 5/15/16                       2,376,000
-------------------------------------------------------------------------------------------------------
                                                                                             15,188,500
-------------------------------------------------------------------------------------------------------
Montana -- 0.4%
   4,000,000      NR     Montana State Board Resource Recovery, (Yellowstone
                            Energy LP Project), 7.000% due 12/31/19(a)                        3,715,000
-------------------------------------------------------------------------------------------------------
Nevada -- 0.2%
   2,000,000      AAA    Humboldt County, NV PCR, (Sierra Pacific Project),
                            AMBAC-Insured, 6.550% due 10/1/13                                 2,130,000
-------------------------------------------------------------------------------------------------------
New Hampshire -- 0.9%
   3,340,000      BBB-   New Hampshire Business Financing Authority,
                            PCR, United Illuminating Company, Series A,
                            5.875% due 10/1/33                                                3,018,525
   1,500,000      AAA    New Hampshire Higher Education and Health Facilities
                            Authority Revenue, Concord Hospital, FGIC-Insured,
                            7.000% due 10/1/12                                                1,616,250
   1,000,000      AA-    New Hampshire IDA, Resource Recovery
                            Series, (Concord Project), 8.500% due 1/1/09                      1,056,250
   2,000,000      A      New Hampshire Turnpike System Revenue,
                            6.000% due 4/1/13                                                 2,020,000
-------------------------------------------------------------------------------------------------------
                                                                                              7,711,025
-------------------------------------------------------------------------------------------------------
New Jersey -- 5.5%
     775,000      Ba*    Atlantic County, NJ Utilities Authority, Solid Waste Revenue,
                            7.125% due 3/1/16                                                   756,594
   2,500,000      AAA    Hoboken, Union City, Weehawken, NJ Sewer Authority
                            Revenue, MBIA-Insured, 6.200% due 8/1/19                          2,618,750
   2,500,000      BBB-   Hudson County, NJ Improvement Authority, Solid Waste
                            Revenue, 7.100% due 1/1/20                                        2,459,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
New Jersey -- 5.5% (continued)
 $ 6,300,000      AAA    Mercer County, NJ Improvement Authority, (Solid
                            Waste Site Project), Series A, FGIC-Insured,
                            6.700% due 4/1/13(a)                                            $ 6,489,000
                         New Jersey EDA:
   1,500,000      NR       Arbor Glen Project, Series A, 8.750% due 5/15/26                   1,492,500
     495,000      D        First Mortgage Gross Revenue, Dayton Manor
                              Residential Health Care, 13.000% due 9/1/15                       336,600
   2,500,000      AAA      Irvington General Hospital, FHA-Insured,
                              6.375% due 8/1/15                                               2,606,250
   2,950,000      A-       Kennedy Memorial University Medical Center,
                              Series D, 7.875% due 7/1/09                                     3,104,875
   1,000,000      NR       Raritan Bay Medical Center, 7.250% due 7/1/27                      1,020,000
   2,500,000      AAA      RWJ Health Care Corporation, FSA-Insured,
                              6.500% due 7/1/24                                               2,659,375
     670,000      Aa3*     Series A, 6.250% 12/1/01(a)                                          685,913
   2,400,000      BBB-     Zurbrugg Memorial Hospital, Series C,
                              8.500% due 7/1/12                                               2,505,408
   1,450,000      NR     New Jersey State Educational Facilities Authority,
                            Fairleigh Dickinson University, Series C,
                            7.750% due 7/1/01                                                 1,549,687
   3,700,000      AAA    New Jersey State Housing & Mortgage Finance Agency,
                            Multi-Family Housing Revenue Refunding,
                            Presidential Plaza, FHA-Insured, 7.000% due 5/1/30                3,871,125
   2,150,000      AAA    New Jersey State Transportation Corp. COP,
                            FSA-Insured, 6.500% due 10/1/16                                   2,330,062
   2,500,000      AAA    Perth Amboy, NJ Board of Education COP,
                            FSA-Insured, 6.125% due 12/15/17                                  2,568,750
                         Salem County, NJ PCR, Financing Authority Waste
                            Disposal Revenue:
   2,000,000      AA-        E.I. dupont De Nemours, Chambers Works Project,
                              Series A, 6.500% due 11/15/21(a)                                2,080,000
   2,500,000      AAA        Public Service Electric & Gas Co. Project, Series B,
                              MBIA-Insured, 6.250% due 6/1/31                                 2,565,625
                         Union County, NJ Utility Authority, Solid Waste Revenue:
   4,600,000      A-       Series A, 7.200% due 6/15/14(a)                                    4,646,000
   2,000,000      Aaa*     Series D, 6.850% due 6/15/14(a)                                    2,117,500
-------------------------------------------------------------------------------------------------------
                                                                                             48,463,389
-------------------------------------------------------------------------------------------------------
New Mexico -- 0.1%
     600,000      AAA    Rio Rancho, NM Water & Wastewater System Revenue,
                            Series A, FSA-Insured, 6.000% due 5/15/22                           604,500
      97,972      Aaa*   Santa Fe, NM Single-Family Mortgage Revenue,
                            8.450% due 12/1/11(c)                                               104,341
-------------------------------------------------------------------------------------------------------
                                                                                                708,841
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
New York -- 7.9%
 $ 2,650,000      BBB+   Metropolitan Transportation Authority, New York Commuter
                            Facilities Revenue, Series A, 6.500% due 7/1/24                 $ 2,703,000
   2,500,000      Aa*    Municipal Assistance Corp. for City of New York, NY,
                            5.200% due 7/1/08                                                 2,490,625
   2,500,000      AA     New York Housing Corp. Revenue Refunding,
                            5.500% due 11/1/20                                                2,268,750
                         New York, NY GO Bonds:
   4,500,000      BBB+     Series A, 6.250% due 8/1/17                                        4,471,875
   2,500,000      BBB+     Series A-1, 6.500% due 8/1/19                                      2,537,500
   4,175,000      BBB+     Series B, 7.000% due 10/1/12                                       4,368,094
   5,000,000      BBB+     Series C, 6.660% due 8/1/09                                        5,025,000
      40,000      AAA      Series D, FSA-Insured, 8.500% due 8/1/13                              41,565
   5,500,000      BBB+     Series F, 6.125% due 2/1/25                                        5,335,000
   5,550,000      BBB+     Series J, 6.000% due 2/15/24                                       5,279,438
   3,085,000      BBB    New York State COP, (Hanson Redevelopment Project),
                            8.375% due 5/1/08                                                 3,547,750
                         New York State Dormitory Authority Revenue:
   2,500,000      AAA      Ellis Hospital, MBIA/FHA-Insured, 5.625% due 8/1/35                2,362,500
   4,500,000      Baa1*    Upstate Community College, Series A, 6.250% due 7/1/25             4,545,000
   1,500,000      AA       Wesley Garden Nursing Home, FHA-Insured,
                              6.125% due 8/1/35                                               1,509,375
                         New York State Energy, Research & Development
                            Authority, Long Island Lighting Co.:
   3,000,000      BB+        7.150% due 6/1/20(a)                                             2,966,250
   1,150,000      BB+        7.150% due 12/1/20(a)                                            1,137,062
                         New York State Medical Care Facilities, Finance Agency
                            Revenue:
   1,540,000      BBB+       7.750% due 2/15/20                                               1,682,450
   2,895,000      AAA        Series C, Long-Term Health Care, FSA-Insured,
                              6.400% due 11/1/14                                              3,007,181
   4,500,000      BBB+       Series F, Mental Health Services Facilities,
                              6.500% due 2/15/19                                              4,640,625
   5,500,000      AAA    New York State Power Authority Revenue, Series Z,
                            MBIA-Insured, 6.500% due 1/1/19                                   5,726,875
   1,850,000      A*     New York State Refunding & General Purpose Bonds,
                            7.000% due 11/15/02                                               2,065,062
                         State of New York Municipal Bond Banking Agency,
                            Special Program, Buffalo, Series A:
     575,000      BBB+       6.500% due 3/15/00                                                 601,594
   1,610,000      BBB+       6.600% due 3/15/01                                               1,684,463
-------------------------------------------------------------------------------------------------------
                                                                                             69,997,034
-------------------------------------------------------------------------------------------------------
North Carolina -- 2.3%
   2,675,000      B-     Charlotte, NC Special Facilities Revenue, (Piedmont
                            Aviation Inc. Project), 9.000% due 7/1/17(a)                      2,790,694

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
North Carolina -- 2.3% (continued)
                         North Carolina Eastern Municipal Power Agency,
                            Power Systems Revenue:
  $8,700,000      A*         Series B, 7.000% due 1/1/08                                    $ 9,428,625
     280,000      AAA        Pre-Refunded -- Escrowed with U.S. Government
                              Securities to 1/1/98 Call @ 102, 8.000% due 1/1/21(b)             300,650
   2,300,000      A*     North Carolina Municipal Power Agency No. 1, Catawba
                            Electric Revenue Refunding, 6.250% due 1/1/17                     2,300,000
                         North Carolina HFA:
   3,000,000      AA       Multi-Family Housing, Series H, 6.050% due 7/1/28                  3,018,750
   1,500,000      AA       Single-Family Housing, Series FF, 6.250% due 9/1/28(a)             1,515,000
   1,000,000      AAA    Pitt County, NC COP, FGIC-Insured, 6.900% due 4/1/08                 1,071,250
-------------------------------------------------------------------------------------------------------
                                                                                             20,424,969
-------------------------------------------------------------------------------------------------------
North Dakota -- 0.9%
                         Mercer County, ND PCR, Basin Electric Power:
   3,000,000      AAA      Second Series, AMBAC-Insured, 6.050% due 1/1/19                    3,037,500
   4,815,000      A        Series E, 7.000% due 1/1/19                                        5,043,713
-------------------------------------------------------------------------------------------------------
                                                                                              8,081,213
-------------------------------------------------------------------------------------------------------
Ohio -- 3.0%
   4,000,000      NR     Cleveland, OH Airport Special Revenue, Continental
                            Airlines Inc., 9.000% due 12/1/19(a)                              4,160,000
   2,900,000      AAA    Cleveland, OH Public Power System Revenue,
                            AMBAC-Insured, 7.000% due 11/15/24                                3,226,250
   3,000,000      AAA    Cleveland, OH Waterworks Revenue Refunding &
                            Improvement, First Mortgage, Series H, MBIA-Insured,
                            5.750% due 1/1/26                                                 2,955,000
                         Cuyahoga County, OH Hospital Revenue Refunding
                            & Improvement, University Hospitals, Series A,
                            MBIA-Insured:
     500,000      AAA        5.625% due 1/15/14                                                 491,250
   1,000,000      AAA        5.625% due 1/15/21                                                 967,500
     750,000      BBB    Miami County, OH Hospital Facilities Refunding &
                            Improvement, Upper Valley Medical Center, Series C,
                            6.250% due 5/15/13                                                  738,750
                         Ohio State Air Quality Development Authority:
   4,000,000      AAA      Columbus & Southern Ohio, Series A, FGIC-Insured,
                              6.375% due 12/1/20                                              4,145,000
   5,000,000      BB       Pollution Control-Toledo Edison, 6.875% due 7/1/23(a)              4,662,500
                         Ohio State Water Development Authority Revenue:
                            Series A:
   3,475,000      BB         Cleveland Electric, 8.000% due 10/1/23(a)                        3,557,531
   1,500,000      BB         Toledo Edison, 8.000% due 10/1/23(a)                             1,535,625
     210,000      BB+      Series B, Pennsylvania Power Project,
                              8.100% due 9/1/18(a)                                              219,379
-------------------------------------------------------------------------------------------------------
                                                                                             26,658,785
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Oklahoma -- 1.4%
 $ 4,600,000      AAA    Oklahoma HFA, Single-Family Mortgage Revenue,
                            Series B, GNMA-Collateralized, 7.997% due 8/1/18(a)             $ 5,019,750
                         Tulsa, OK Municipal Airport Revenue, American Airlines:
   2,400,000      Baa2*    7.350% due 12/1/11                                                 2,580,000
   4,700,000      Baa2*    6.250% due 6/1/20                                                  4,658,875
-------------------------------------------------------------------------------------------------------
                                                                                             12,258,625
-------------------------------------------------------------------------------------------------------
Pennsylvania -- 9.0%
   4,000,000      AAA    Allegheny County, PA Airport Revenue, Greater
                            Pittsburgh International Airport, Series B,
                            FSA-Insured, 6.625% due 1/1/22(a)                                 4,150,000
   2,500,000      BB+    Allegheny County, PA Series A, 6.700% due 12/1/20                    2,559,375
   4,500,000      BBB    Allentown, PA Hospital Authority Revenue, Sacred Heart
                            Hospital of Allentown, Series B, 6.750% due 11/15/15              4,477,500
   1,250,000      AAA    Beaver County, PA Hospital Authority, Beaver Medical
                            Center, Series A, AMBAC-Insured, 6.250% due 7/1/22                1,282,813
   3,000,000      AAA    Berks County, PA Solid Waste Authority, FGIC-Insured,
                            6.000% due 4/1/11                                                 3,101,250
   2,000,000      AAA    Delaware County, PA Hospital Authority, Crozer-Chester
                            Medical Center, MBIA-Insured, 5.300% due 12/15/20                 1,865,000
   2,000,000      AA-    Delaware County, PA IDA, Resource Recovery Project,
                            Series A, 8.100% due 12/1/13                                      2,077,340
   3,000,000      AAA    Franklin, PA IDA, (Chamberburgs Hospital Project),
                            FGIC-Insured, 6.250% due 7/1/12                                   3,116,250
   1,380,000      BBB-   Grove City, PA  Area Hospital Authority Revenue, United
                            Community Hospital, 8.125% due 7/1/12                             1,392,075
   4,475,000      AAA    Lehigh County General Purpose Authority Revenue,
                            Lehigh Valley Hospital, Series B, MBIA-Insured,
                            5.625% due 7/1/25                                                 4,279,219
                         Lehigh County, PA IDA, PCR, MBIA-Insured:
   7,500,000      AAA      6.400% due 9/1/29                                                  7,762,500
   1,750,000      AAA      Series A, 6.400% due 11/1/21                                       1,813,437
                         Luzerne County, PA IDA, Pennsylvania Gas and
                            Water Co., Series A:
   2,500,000      BBB-       7.200% due 10/1/17(a)                                            2,600,000
   2,250,000      BBB-       6.050% due 1/1/19                                                2,137,500
   3,380,000      AAA    Montgomery County, PA  IDA, PCR, Series B,
                            MBIA-Insured, 6.700% due 12/1/21                                  3,599,700
   6,750,000      NR     Montgomery County, PA  Redevelopment Authority,
                            Multi-Family Housing, Series A, 6.500% due 7/1/25                 6,547,500
     500,000      BBB-   Northampton County, PA IDA, PCR, Commercial
                            Development, (Strawbridge Project), 7.200% due 12/15/01             540,000
     350,000      AAA    North Huntington Township, PA Municipal Guaranteed
                            Sewer Revenue, MBIA-Insured, 6.875% due 4/1/14                      366,188

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Pennsylvania -- 9.0% (continued)
                         Pennsylvania EDA:
 $ 4,500,000      BBB-     Resource Recovery Revenue, (Colver Project),
                              Series D, 7.125% due 12/1/15                                  $ 4,612,500
   4,000,000      BBB+     WasteWater Treatment Revenue, Sun Co. Inc.,
                              (RTM Project), Series A, 7.600% due 12/1/24(a)                  4,425,000
   2,750,000      AAA    Pennsylvania State, IDA Revenue, AMBAC-Insured,
                            6.000% due 1/1/12                                                 2,815,312
   5,000,000      AAA    Pennsylvania State Higher Education, Student Loan Revenue,
                            Series D, AMBAC-Insured, 6.050% due 1/1/19(a)                     5,050,000
                         Philadelphia, PA Municipal Authority Gas Works
                            Lease Revenue:
   2,500,000      Baa*       7.625% due 5/1/14                                                2,653,125
   2,750,000      Baa1*      14th Series, 6.375% due 7/1/26                                   2,794,687
     990,000      Baa*       Series B, 6.400% due 11/15/16                                      990,000
   2,500,000      BB+    Scranton-Lackawanna, PA Health & Welfare Authority
                            Revenue, Series B, Moses Taylor Hospital,
                            8.500% due 7/1/20                                                 2,653,125
-------------------------------------------------------------------------------------------------------
                                                                                             79,661,396
-------------------------------------------------------------------------------------------------------
Puerto Rico -- 1.0%
                         Commonwealth of Puerto Rico:
     455,000      AAA      GO, (Pre-Refunded -- Escrowed with U.S. Government
                              Securities to 7/1/98 Call @ 102), 8.000% due 7/1/08(b)            489,694
   1,000,000      AAA      Highway & Transportation Authority, Highway Revenue,
                              Series Y, FSA-Insured, 5.000% due 7/1/16                          918,750
   1,100,000      A-       Municipal Finance Agency, Series A, 8.250% due 7/1/08              1,196,250
   5,760,000      BBB      Urban Renewal & Housing Corp., 7.875% due 10/1/04                  6,350,400
-------------------------------------------------------------------------------------------------------
                                                                                              8,955,094
-------------------------------------------------------------------------------------------------------
Rhode Island -- 1.4%
   2,650,000      AAA    Rhode Island Depositors Economic Protection Corp.,
                            Series B, MBIA-Insured, 6.000% due 8/1/17                         2,693,063
   9,500,000      AA+    Rhode Island Housing & Mortgage Finance Authority,
                            7.100% due 4/1/24(a)(c)                                           9,820,625
-------------------------------------------------------------------------------------------------------
                                                                                             12,513,688
-------------------------------------------------------------------------------------------------------
South Carolina -- 1.0%
   2,400,000      A3*    Fairfield County, SC IDR, Rite Aid Corp.,
                            7.900% due 12/1/16(a)                                             2,462,520
   1,500,000      BBB+   Greenville County, SC IDR, (Lockheed Aeromod
                            Center Project), 7.200% due 11/1/21(a)                            1,595,625
     500,000      AAA    Lexington County, SC Health Services District, Hospital
                            Revenue, FSA-Insured, 6.750% due 10/1/18                            530,625
   4,000,000      A-     Richland County, SC PCR, (Union Camp Corp.
                            Project), 6.625% due 5/1/22                                       4,215,000
-------------------------------------------------------------------------------------------------------
                                                                                              8,803,770
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
South Dakota -- 0.2%
                         Ogalala Sioux, SD Tribal Revenue Bond:
 $ 1,865,000      NR       7.500% due 7/1/13                                                $ 1,876,656
     265,000      NR       7.000% due 7/1/99                                                    265,994
-------------------------------------------------------------------------------------------------------
                                                                                              2,142,650
-------------------------------------------------------------------------------------------------------
Tennessee -- 3.0%
   7,000,000      AA-    Humphreys County, TN IDB, 6.700% due 5/1/24                          7,420,000
   1,400,000      AAA    Knoxville, TN Community Development Corp.,
                            GNMA-Collateralized, Morningside Gardens,
                            6.100% due 7/20/20                                                1,401,750
   7,100,000      A-     Maury County, TN IDB, PCR, Saturn Corp. Project,
                            6.500% due 9/1/24(c)                                              7,339,625
   3,150,000      BBB    Memphis-Shelby County, TN Airport Authority,
                            Federal Express Corp., 6.750% due 9/1/12                          3,276,000
   1,000,000      NR     Metropolitan Nashville & Davidson County, TN IDB
                            Revenue, Volunteer Health Care, Series A,
                            10.750% due 6/1/18                                                  280,000
   5,000,000      AAA    Metropolitan Nashville Airport  Authority, TN Airport
                            Revenue, Special Facilities, Series C, FGIC-Insured,
                            6.600% due 7/1/15                                                 5,318,750
   1,500,000      AAA    Tennessee Housing Development Mortgage Agency,
                            Series B, MBIA-Insured, 6.200% due 7/1/18                         1,511,250
-------------------------------------------------------------------------------------------------------
                                                                                             26,547,375
-------------------------------------------------------------------------------------------------------
Texas -- 10.3%
   7,500,000      BBB    Alliance Airport Authority Inc., Special Federal Express
                            Corp. Project, 6.375% due 4/1/21                                  7,359,375
   2,325,000      AAA    Austin, TX Utility System Revenue, AMBAC-Insured,
                            7.000% due 5/15/16                                                2,516,813
     935,000      NR     Bell County, TX Health Care Facilities, Series A,
                            (Living Tech Inc. Project), 10.500% due 6/15/18                     794,750
                         Brazos River Authority, TX PCR, Houston Lighting &
                            Power Co.:
   3,000,000      BBB+       8.250% due 12/1/16(a)                                            3,087,060
   2,000,000      AAA        Series A, AMBAC-Insured, 6.700% due 3/1/17                       2,162,500
   1,900,000      AAA        Series B, FGIC-Insured, 7.200% due 12/1/18                       2,049,625
   4,000,000      AAA    Dallas-Fort Worth, TX International Airport Facilities,
                            UPS Services, Inc., 6.600% due 5/1/32(a)                          4,185,000
   2,000,000      NR     Denton County, TX Reclamation & Road District,
                            8.500% due 6/1/16                                                 2,009,860
                         Gulf Coast Waste Disposal Authority, TX Waste Disposal
                            & Sewer System Control, Revenue Refunding,
                            Bay Port Area System, Series A, FSA-Insured:
   1,395,000      AAA        6.700% due 10/1/10                                               1,469,981
     990,000      AAA        6.700% due 10/1/11                                               1,044,450

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Texas -- 10.3% (continued)
  $  970,000      AAA    Harris County, TX Refunding Toll Road Authority,
                            Series A, AMBAC-Insured, 6.500% due 8/15/17                     $ 1,030,625
     130,000      BBB-   Heart of Texas, HFA, Single-Family Mortgage Revenue,
                            Series 1984, 11.000% due 1/1/11                                     133,088
                         Matagorda County, TX PCR, Navajo District No. 1:
                            Central Power & Light Co. Project:
   3,250,000      A-         7.875% due 12/1/16(a)                                            3,344,152
   7,500,000      AAA        MBIA-Insured, 6.10% due 7/1/28                                   7,528,125
                           Houston Light & Power Co. Project:
   1,300,000      A          7.875% due 11/1/26(a)                                            1,333,943
   7,200,000      AAA        AMBAC-Insured, 6.700% due 3/1/27                                 7,722,000
     500,000      A          Series B, 7.700% due 2/1/19                                        528,125
   2,100,000      AAA        Series E, FGIC-Insured, 7.200% due 12/1/18                       2,275,875
   3,000,000      A*     North Texas, Higher Education Authority Inc.,
                            6.300% due 4/1/09(a)                                              3,026,250
                         Port Corpus Christi, TX IDR:
   4,000,000      A+       Hoechst Celanese Corp. Project, 6.875% due 4/1/17(a)               4,210,000
   2,000,000      BBB-     Valero Refining and Manufacturing, Series A,
                              10.250% due 6/1/17                                              2,138,500
   4,000,000      A+     Red River Authority, TX PCR, (Hoechst Celanese
                            Corp. Project), 6.875% due 4/1/17(a)                              4,210,000
   5,000,000      AAA    Red River Authority, TX PCR, Utility Project,
                            MBIA-Insured, 6.000% due 6/1/20                                   5,006,250
                         Sam Rayburn, TX Municipal Power Agency, Power
                            Supply System Revenue:
   2,200,000      BB         Series A, 6.750% due 10/1/14                                     2,010,250
   2,500,000      BB         Series B, 6.125% due 10/1/13                                     2,140,625
                         San Antonio, TX Airport System Revenue, AMBAC-Insured:
   3,000,000      AAA      7.125% due 7/1/06                                                  3,371,250
   1,000,000      AAA      7.125% due 7/1/08                                                  1,130,000
   2,000,000      AAA      7.375% due 7/1/13                                                  2,252,500
   2,000,000      AAA    Terrel Hills, TX Higher Education, (Incarnate World College
                            Project), CONNIE LEE-Insured, 5.750% due 3/15/13                  2,000,000
   3,010,000      AAA    Texas Municipal Power Agency Revenue Bonds,
                            Series A, AMBAC-Insured, 6.750% due 9/1/12                        3,224,462
   2,085,000      AAA    Texas State Department, Housing and Community Affairs,
                            Home Mortgage Revenue, Series A, GNMA-Collateralized,
                            6.950% due 7/1/23                                                 2,186,644
   2,715,000      AA     Texas State Veterans Housing Assistance, Single-Family
                            Mortgage Revenue, 6.800% due 12/1/23(a)                           2,796,450
     960,000      NR     Tyler, TX Health Facilities Revenue, (Park Place Limited
                            Project), 8.500% due 12/1/18                                        939,600
-------------------------------------------------------------------------------------------------------
                                                                                             91,218,128
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
Utah -- 0.6%
  $4,000,000      AAA    Utah Municipal Power System Revenue, (San Juan
                            Project), MBIA-Insured, 6.375% due 6/1/22                       $ 4,145,000
                         Utah State HFA, Single-Family Mortgage:
     510,000      AA       Series D, 8.625% due 1/1/19(a)                                       531,675
     365,000      Aaa*     Series D1, 6.200% due 7/1/16                                         370,475
-------------------------------------------------------------------------------------------------------
                                                                                              5,047,150
-------------------------------------------------------------------------------------------------------
Virginia -- 1.5%
   2,435,000      AAA    Fairfax County, VA Redevelopment and Housing Authority
                            Revenue, Multi-Family Housing, Series A, Kingsley,
                            FHA-Insured, 7.000% due 5/1/26                                    2,611,538
   1,780,000      A-     Henrico County, VA IDA, Maryview Hospital, Series B,
                            7.500% due 9/1/11                                                 1,993,600
   8,000,000      A-     Isle Wight County, VA IDA, Solid Waste Disposal Revenue,
                            6.550% due 4/1/24(a)                                              8,260,000
-------------------------------------------------------------------------------------------------------
                                                                                             12,865,138
-------------------------------------------------------------------------------------------------------
Washington -- 1.8%
   1,500,000      AAA    King County, WA Public Hospital District No. 1, Hospital
                            Facilities Revenue, Valley Medical Center, AMBAC-Insured,
                            7.250% due 9/1/15                                                 1,636,875
   2,000,000      BBB    Port Moses Lake, WA PCR, Union Carbide,
                            7.875% due 8/1/06(a)                                              2,072,540
   2,000,000      AAA    Port of Seattle, WA Subordinated Lien, MBIA-Insured,
                            6.625% due 8/1/17                                                 2,137,500
   3,000,000      AAA    Snohomish County, WA Electric Revenue Generation
                            System, Public Utility District No. 1, FGIC-Insured,
                            6.000% due 1/1/18                                                 3,011,250
   2,750,000      AAA    Washington State Health Care Facilities Authority Revenue,
                            Franciscan Health, St. Joseph, MBIA-Insured,
                            6.700% due 7/1/21                                                 2,908,125
                         Washington State Public Power Supply System,
                            (Nuclear Project No. 1):
   3,000,000      AA         7.500% due 7/1/07                                                3,236,250
     500,000      AAA        Series A, MBIA-Insured, 6.250% due 7/1/17                          515,000
-------------------------------------------------------------------------------------------------------
                                                                                             15,517,540
-------------------------------------------------------------------------------------------------------
West Virginia -- 1.1%
   2,000,000      A      Beckley, WV IDR, (Water Commission Project),
                            7.000% due 10/1/17(a)                                             2,127,500
                         Marion County, WV Solid Waste Disposal Revenue,
                            American Power, Paper Recycling:
   2,500,000      NR         7.750% due 12/1/11(a)(d)                                         1,500,000
   5,000,000      NR         9.000% due 12/1/11(a)(d)                                         3,000,000
   2,300,000      AAA    West Virginia School Building Authority Revenue,
                            Series A, MBIA-Insured, 7.000% due 7/1/11                         2,472,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT         RATING               SECURITY                                                  VALUE
=======================================================================================================
West Virginia -- 1.1% (continued)
   $ 500,000      AAA    West Virginia State Water Development Authority,
                            Series A, FSA-Insured, 7.000% due 11/1/25                        $  537,500
-------------------------------------------------------------------------------------------------------
                                                                                              9,637,500
-------------------------------------------------------------------------------------------------------
Wisconsin -- 0.2%
   2,000,000      BBB    Racine County, WI Health Center Revenue,
                            8.125% due 8/1/21                                                 2,062,120
-------------------------------------------------------------------------------------------------------
Wyoming -- 0.4%
   2,000,000      A      Sweetwater County, WY PCR, Idaho Power Co. Project,
                            Series A, 6.050% due 7/15/26                                      2,002,500
   1,250,000      AA     Wyoming Community Development Authority, Housing
                            Revenue, 7.100% due 6/1/17                                        1,317,188
-------------------------------------------------------------------------------------------------------
                                                                                              3,319,688
-------------------------------------------------------------------------------------------------------
                         TOTAL MUNICIPAL BONDS AND NOTES
                         (Cost -- $851,773,272)                                             877,589,630
=======================================================================================================
SHORT-TERM INVESTMENTS(e) -- 0.5%

     700,000   VMIG 1*   Cuyahoga County, OH University Hospital Revenue,
                            3.700% due 1/1/16                                                   700,000
   1,100,000   VMIG 1*   Massachusetts State, Series B, 3.550% due 12/1/97                    1,100,000
   3,000,000   VMIG 1*   Puerto Rico Commonwealth, Government
                            Development Bank, 3.250% due 12/1/15                              3,000,000
-------------------------------------------------------------------------------------------------------
                         TOTAL SHORT-TERM INVESTMENTS
                         (Cost -- $4,800,000)                                                 4,800,000
=======================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $856,573,272**)                                          $882,389,630
=======================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Pre-Refunded bonds escrowed by U.S. Government Securities and bonds escrowed to maturity by U.S. Government Securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Residual interest bonds -- coupon varies inversely with level of short-term tax-exempt interest rates.
(d)  Security is valued by the Fund's Board of Directors (See Note 7).
(e) Variable rate municipal bonds and notes are payable upon not more than seven business days' notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 26 and 27 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Corporation ("Standard & Poors"), except that those identified by an asterisk (*) are rated by Moody's Investors Services ("Moodys"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA    -- Debt rated "AAA" has the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A      -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB     -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

D      -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds that are rated "Ba" are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR     -- Indicates that the bond is not rated by Standard & Poor's
          Corporation or Moody's Investor's Services.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDOprior to the advent of the VMIG1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG      -- Association of Bay Area Governors
AIG       -- American International Guaranty
AMBAC     -- AMBAC Indemnity Corporation
BAN       -- Bond Anticipation Notes
BIG       -- Bond Investors Guaranty
CGIC      -- Capital Guaranty Insurance Company
CHFCLI    -- California Health Facility Construction Loan Insurance
CONNIE LEE-- College Construction Loan Association
COP       -- Certificate of Participation
EDA       -- Economic Development Authority
ETM       -- Escrowed to Maturity
FAIRS     -- Floating Adjustable Interest Rate Securities
FGIC      -- Financial Guaranty Insurance Company
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
FRTC      -- Floating Rate Trust Certificates
FSA       -- Federal Savings Association
GIC       -- Guaranteed Investment Contract
GNMA      -- Government National Mortgage Association
GO        -- General Obligation
HDC       -- Housing Development Corporation
HFA       -- Housing Finance Authority
IDA       -- Industrial Development Agency
IDB       -- Industrial Development Board
IDR       -- Industrial Development Revenue
INFLOS    -- Inverse Floaters
LOC       -- Letter of Credit
MBIA      -- Municipal Bond Investors Assurance Corporation
MVRICS    -- Municipal Variable Rate Inverse Coupon Security
PCR       -- Pollution Control Revenue
RAN       -- Revenue Anticipation Notes
RIBS      -- Residual Interest Bonds
RITES     -- Residual Interest Tax-Exempt Securities
SYCC      -- Structured Yield Curve Certificate
TAN       -- Tax Anticipation Notes
TECP      -- Tax-Exempt Commercial Paper
TOB       -- Tender Option Bonds
TRAN      -- Tax and Revenue Anticipation Notes
VA        -- Veterans Administration
VRWE      -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1996
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $856,573,272)                   $ 882,389,630
   Cash                                                                  90,170
   Interest receivable                                               12,944,275
   Receivable for securities sold                                     4,923,724
   Receivable for Fund shares sold                                      133,578
-------------------------------------------------------------------------------
   Total Assets                                                     900,481,377
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                  13,822,024
   Distribution fees payable                                            391,273
   Investment advisory fees payable                                     333,494
   Payable for Fund shares purchased                                    253,694
   Administration fees payable                                          153,871
   Accrued expenses                                                     204,161
-------------------------------------------------------------------------------
   Total Liabilities                                                 15,158,517
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 885,322,860
===============================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      51,116
   Capital paid in excess of par value                              862,365,963
   Undistributed net investment income                                   71,821
   Accumulated net realized loss on security transactions            (2,982,398)
   Net unrealized appreciation of investments                        25,816,358
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 885,322,860
===============================================================================
Shares Outstanding:
   Class A                                                           13,376,651
   ----------------------------------------------------------------------------
   Class B                                                           37,708,244
   ----------------------------------------------------------------------------
   Class C                                                               31,538
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                 $       17.31
   ----------------------------------------------------------------------------
   Class B*                                                       $       17.32
   ----------------------------------------------------------------------------
   Class C**                                                      $       17.31
   ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
 (net asset value plus 4.17% of net asset value per share)        $       18.03
===============================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                       $  61,696,811
-------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                         4,945,112
   Investment advisory fees (Note 3)                                  3,771,279
   Administration fees (Note 3)                                       1,885,640
   Shareholder and system servicing fees                                350,536
   Shareholder communications                                            95,160
   Registration fees                                                     88,102
   Audit and legal                                                       59,580
   Pricing service fees                                                  48,024
   Custody                                                               46,725
   Trustees' fees                                                        26,220
   Other                                                                 33,907
-------------------------------------------------------------------------------
   Total Expenses                                                    11,350,285
-------------------------------------------------------------------------------
Net Investment Income                                                50,346,526
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE4):
   Realized Gain From Security Transactions
    (excluding short-term securities):
     Proceeds from sales                                            503,611,492
     Cost of securities sold                                        498,795,283
-------------------------------------------------------------------------------
   Net Realized Gain                                                  4,816,209
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               26,458,803
     End of year                                                     25,816,358
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             (642,445)
-------------------------------------------------------------------------------
Net Gain on Investments                                               4,173,764
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  54,520,290
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                      1996              1995
================================================================================
OPERATIONS:
  Net investment income                       $    50,346,526   $    57,517,554
  Net realized gain (loss)                          4,816,209        (7,798,607)
  Increase (decrease) in net
     unrealized appreciation                         (642,445)        5,121,672
-------------------------------------------------------------------------------
  Increase in Net Assets
     From Operations                               54,520,290        54,840,619
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                           (50,274,705)      (55,145,310)
  Net realized gains                                     --          (3,348,702)
  Capital                                                --                --
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                 (50,274,705)      (58,494,012)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                 55,204,274       308,956,540
  Net asset value of shares issued for
    reinvestment of dividends                      27,635,290        32,996,530
  Cost of shares reacquired                      (176,253,665)     (451,067,162)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                       (93,414,101)     (109,114,092)
-------------------------------------------------------------------------------
Decrease in Net Assets                            (89,168,516)     (112,767,485)
NET ASSETS:
  Beginning of year                               974,491,376     1,087,258,861
-------------------------------------------------------------------------------
  End of year*                                $   885,322,860   $   974,491,376
===============================================================================
* Includes undistributed net investment
     income of:                               $        71,821              --
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Tax-Exempt Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at mean prices by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium which approximates market value;
(d) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy requirements that allows interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares. For the year ended July 31, 1996, SB received sales charges of approximately $47,000 of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class Ashares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1996, CDSCs paid to SB were approximately:

                                                       Class A       Class B
================================================================================
  CDSCs                                                $2,000       $929,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 1996, total Distribution Plan fees incurred were:

                                        Class A        Class B       Class C
================================================================================
  Distribution Plan Fees               $355,031      $4,587,028      $3,053
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     4. INVESTMENTS

     During the year ended July 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
  Purchases                                                        $409,868,089
--------------------------------------------------------------------------------
  Sales                                                             503,611,492
================================================================================

     At July 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

================================================================================
  Gross unrealized appreciation                                     $34,941,000
  Gross unrealized depreciation                                      (9,125,000)
--------------------------------------------------------------------------------
  Net unrealized appreciation                                       $25,816,000
================================================================================

     5. CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had for Federal tax purposes approximately $2,982,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                                        2003          2004
================================================================================
  Carryforward Amounts                               $2,037,000      $945,000
================================================================================

     6. SHARES OF BENEFICIAL INTEREST

     At July 31, 1996, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At July 31, 1996, total paid-in capital amounted to the following for each class:

                                        Class A        Class B       Class C
================================================================================
  Total Paid-in Capital              $230,301,983   $631,570,159    $544,937
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                          Year Ended                   Year Ended*
                                        July 31, 1996                July 31, 1995*
                                  ------------------------     -------------------------
                                   Shares        Amount          Shares        Amount
=========================================================================================
Class A
Shares sold                       1,718,386   $ 29,741,505     15,203,943   $260,143,513
Shares issued on reinvestment       435,764      8,042,396        485,637      8,176,630
Shares redeemed                  (2,554,580)   (44,691,662)    (2,943,568)   (49,239,168)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)            (400,430)  $ (6,907,761)    12,746,012   $219,080,975
=========================================================================================
Class B
Shares sold                       1,517,563   $ 25,090,157      2,897,328   $ 48,582,535
Shares issued on reinvestment     1,032,778     19,575,379      1,470,435     24,816,156
Shares redeemed                  (7,527,055)  (131,511,049)   (23,643,756)  (401,799,664)
-----------------------------------------------------------------------------------------
Net Decrease                     (4,976,714)  $(86,845,513)   (19,275,993)  $(328,400,973)
=========================================================================================
Class C
Shares sold                          21,320   $    372,612         13,738   $    230,492
Shares issued on reinvestment           908         17,515            206          3,744
Shares redeemed                      (2,922)       (50,954)        (1,712)       (28,330)
-----------------------------------------------------------------------------------------
Net Increase                         19,306   $    339,173         12,232   $    205,906
=========================================================================================

* Transactions for Class C shares are for the period from November 17, 1994 (inception date) to July 31, 1995.

     7. SECURITIES VALUED BY THE FUND'S BOARD OF DIRECTORS

     Two of the Fund's investments are valued at the direction of the Fund's Board of Directors and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the defaulted securities. The table below shows the security valued by the Fund's Board of Directors:

                                                                      Value as of
                                Acquisition     Par        7/31/96     Percentage
       Security                     Date       Amount       Value     of Net Assets    Cost
==============================================================================================
Marion County, WV Solid Waste
  Disposal Revenue, American
  Power, Paper Recycling
  7.750% due 12/1/11               11/13/94  $2,500,000   $1,500,000      0.17%     $2,500,000
Marion County, WV Solid Waste
  Disposal Revenue, American
  Power, Paper Recycling
  9.000% due 12/1/11               11/13/94  $5,000,000   $3,000,000      0.34%     $5,000,000
==============================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                   1996           1995           1994           1993(1)
========================================================================================================
Net Asset Value, Beginning of Year            $    17.25     $    17.26     $    18.24     $    17.45
--------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                             1.00           1.04           1.06           0.78
  Net realized and unrealized gain (loss)           0.06           0.01*         (0.85)          1.00
--------------------------------------------------------------------------------------------------------
Total Income From Operations                        1.06           1.05           0.21           1.78
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (1.00)         (1.00)         (1.02)         (0.80)
  Overdistribution of net investment income          --             --           (0.04)         (0.03)
  Net realized gains                                 --             --           (0.13)         (0.16)
  Overdistribution of net realized gains             --           (0.02)           --            --
  Capital                                            --           (0.04)           --            --
--------------------------------------------------------------------------------------------------------
Total Distributions                                (1.00)         (1.06)         (1.19)         (0.99)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $    17.31     $    17.25     $    17.26     $    18.24
--------------------------------------------------------------------------------------------------------
Total Return                                        6.28%          6.42%          1.14%         10.24%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $  231,589     $  237,656     $   17,792     $   13,508
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.84%          0.84%          0.84%          0.86%+
  Net investment income                             5.74           6.04           5.83           6.03+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              .44%           .38%           .39%           .34%
========================================================================================================

Class B Shares                                   1996         1995         1994          1993          1992
==============================================================================================================
Net Asset Value, Beginning of Year            $   17.26    $   17.26    $   18.24     $   18.00     $   16.97
--------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                            0.92         0.95         0.96          0.98          1.04
  Net realized and unrealized gain (loss)          0.06         0.02*       (0.85)         0.45          1.17
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.98         0.97         0.11          1.43          2.21
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.92)       (0.91)       (0.92)        (0.98)        (1.04)
  Overdistribution of net investment income         --          --        (0.04)        (0.04)          --
  Net realized gains                                --        (0.02)       (0.13)        (0.17)        (0.14)
  Capital                                           --        (0.04)         --           --           --
--------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.92)       (0.97)       (1.09)        (1.19)        (1.18)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $   17.32    $   17.26    $   17.26     $   18.24     $   18.00
--------------------------------------------------------------------------------------------------------------
Total Return                                       5.74%        5.91%        0.60%         8.28%        13.50%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $     653    $     737    $   1,069     $   1,108     $     871
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.33%        1.35%        1.33%         1.38%         1.45%
  Net investment income                            5.23         5.61         5.34          5.52          5.96
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              44%          38%          39%           34%           61%
==============================================================================================================

(1)  For the period from November 6, 1992 (inception date) to July 31, 1993.
* Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                        1996             1995(1)
================================================================================
Net Asset Value, Beginning of Year                 $  17.25         $  15.83
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                0.89             0.60
  Net realized and unrealized gain                     0.08             1.50*
--------------------------------------------------------------------------------
Total Income From Operations                           0.97             2.10
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.91)           (0.62)
  Net realized gains                                   --              (0.02)
  Capital                                              --              (0.04)
--------------------------------------------------------------------------------
Total Distributions                                   (0.91)           (0.68)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                       $  17.31         $  17.25
--------------------------------------------------------------------------------
Total Return                                           5.69%           13.45%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $    546         $    211
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                             1.39%            1.18%+
  Net investment income                                5.18             5.56+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  44%              38%
================================================================================

(1)  For the period from November 17, 1994 (inception date) to July 31, 1995.
* Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     100% of the dividends paid by the Fund from net investment income for the year ended July 31, 1996, are tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Tax-Exempt Income Fund of Smith Barney Income Funds as of July 31, 1996, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 16, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. As to securities sold and purchased but not delivered and received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Tax-Exempt Income Fund of Smith Barney Income Funds as of July 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                            /s/ KPMG Peat Marwick LLP

New York, New York
September 23, 1996

Smith Barney                                                        SMITH BARNEY
Tax-Exempt                                                          ------------
Income Fund
                                              A Member of Travelers Group [Logo]
Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith
Barney Tax-Exempt Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney Tax-Exempt
Income Fund
388 Greenwich Street
New York, New York 10013


FD0427 9/96

Annual Report
               1996        [PICTURE OF CALCULATOR APPEARS HERE]
               1996
               1996
               1996
               1996
                            Smith Barney
                            Premium Total
                            Return Fund
                            ----------------------------
                            July 31, 1996


               [LOGO        Smith Barney Mutual Funds
                APPEARS     Investing for your future.
                 HERE]      Everyday.

Smith Barney Premium Total Return Fund

Dear Shareholder:

We are pleased to provide you with the annual report for the year ended July 31, 1996 for the Smith Barney Premium Total Return Fund. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow in the annual report.

Overview of Fund's Performance

For the year ended July 31, 1996, the Smith Barney Premium Total Return Fund generated a total return of 14.76% for Class A shares. In addition, the Fund paid monthly dividends which totaled $1.2825 per Class A share over the same time period. During this time, the U.S. stock market, as measured by the widely-followed Standard & Poor's 500 Index ("S&P 500"), had a total return of 16.55%.

Although the Premium Total Return Fund underperformed the S&P 500 during the period covered by this report, we are pleased with its performance because the Fund is meeting one of its key objectives, which is to provide shareholders the potential benefits of stock investing with less risk than investing in the overall stock market. The Premium Total Return Fund seeks to achieve its objectives by employing a conservative and defensive investment strategy that will cause it to underperform in a rising stock market and experience less losses when the stock market declines. One of the key elements of the Fund's conservative and defensive investment strategy, which is explained in greater detail later on in this letter, involves the use of S&P 500 index call options which help to reduce the volatility of the Fund's net asset value (NAV).

Over the long term, the Premium Total Return Fund's defensive strategy has generated a competitive total return versus the S&P 500. For the five-year period ended July 31, 1996, the Fund had an average total return for Class B shares of 12.38%, which compares with the S&P 500's annual total return of 13.63% during the same time period. In addition to providing shareholders with competitive total returns over the long term, the Fund continues to make monthly distributions of approximately $0.10 per Class B share. Additional information about the Smith Barney Premium Total Return FundOs dividend policy can be found at the end of this letter.

Fund's Investment Strategy

The Smith Barney Premium Total Return Fund seeks total return consisting of long-term capital appreciation and income by investing in a well diversified portfolio made up of primarily dividend-paying common stocks. Historically, these kinds of dividend-paying common stocks have offered relatively low volatility.

In selecting individual stocks, the Fund follows a "bottom up" value approach to stock investing. Therefore, the Fund generally does not rely on economic or market forecasting, but instead selects individual stocks based on whether the stock is available at a reasonable price, the issuing company is financially healthy and whether its business is improving.

The Fund's investment process usually begins with a close examination of all the public information available on a particular company. The Fund then conducts extensive company and industry research to determine whether a company's business momentum is positive, negative or neutral. In addition to conducting extensive hands-on research, the Fund also considers traditional measurements of a stock's relative value in order to identify undervalued stocks. Another way the Fund tries to manage risk and further limit potential portfolio volatility is through diversification. At the end of July, the Fund owned approximately 130 securities from a wide range of companies and industries.

A Defensive Hedging Strategy

The Fund's defensive hedging strategy, which seeks to limit the volatility of NAV, involves index call options which have been sold (or written) by the Fund's portfolio manager to hedge a portion of the portfolio. The Fund's defensive hedging strategy has been used in varying degrees during the past twelve months. For example, at the end of July, 17% of the Fund had been hedged by selling index call options.

The Fund's defensive hedging strategy means that an outside investor has purchased index call options from the Fund. When the Fund sells (or writes) these options, it collects a premium from the investor who purchases them. If the market goes down, the Fund has sold this market exposure and the net gain to the Fund is positive. If the market goes up (as it has over the last twelve months), the Fund loses the market gain on that portion of the portfolio because an outside investor who purchased the option contracts from the Fund will exercise his or her rights and earn what the market has gained.

During the period covered by this report, the Fund's defensive hedging strategy has cost the Fund relative to the performance of the S&P 500. However, when the broad market goes down (as it did dramatically in July of 1996), the Fund's defensive hedging strategy helped to protect the portfolio from the market decline. For example, the U.S. stock market, as measured by the S&P 500, has experienced only one down year since 1981 through 1990, when the index had a total return of -3.17%. For the same year, the Premium Total Return Fund's Class B shares (the only class of shares offered prior to November of 1991) generated a total return of 2.02%.

Over the long term, the Fund's defensive hedging strategy will potentially help to reduce NAV volatility and protect the portfolio when the market declines. Our goal is to participate in rising markets while safeguarding principal in falling markets. The trade-off is that the Fund's performance will lag the broad market in periods when stock prices rise rapidly. Therefore, the Premium Total Return Fund may be suitable for investors who want greater protection of principal in a declining market and who are willing to accept less total return potential in a rising market.

During the period covered by this report, the Premium Total Return Fund emphasized the stocks of financial companies, particularly insurance companies. Over the past twelve months, the Fund was underweighted in cyclical company stocks such as companies in the automobile industry. In addition, the Fund was underweighted in technology stocks because of our concerns that many of these companies may not enjoy the same profit margins in the future that they have had in the past. However, we will closely monitor the technology sector in the coming months and we plan to take advantage of any opportunities if they arise.

Market Overview and Outlook

From the beginning of January through the end of June, the S&P 500 Index rose by approximately 10%. However, the U.S. stock market, as measured by the S&P 500 Index, lost more than 4.4% during the month of July, bringing its year-to-date total return to 5.2%. So far in 1996, the best performing stocks have been large, consumer-oriented growth companies. In contrast, the stocks of technology firms have dropped dramatically from their lofty price levels earlier this year.

In our past reports, we stated our belief that the stock market's future performance would depend in large part on the outcome of the tug-of-war between interest rates and corporate earnings. So far in 1996, interest rates have gone up slightly and corporate earnings growth, while generally meeting the expectations of many analysts, has begun to slow down.

By most measurements, the stock market continues to trade at historically high values. As the month of July drew to a close, the U.S. stock market took a "breather" from its recent advances. Uncertainty and market volatility increased as economic news about a strengthening U.S. economy once again heightened investor concerns about the possible re-emergence of inflation. In addition, because many investors now expect the Federal Reserve Board to raise interest rates at a time when corporate earnings are slowing, many people believe the aging bull market may slow down dramatically over the near term.

Against this backdrop of higher market volatility and growing uncertainty, we believe the Premium Total Return Fund's conservative and defensive strategy make it well positioned to meet the challenges of a more volatile and uncertain market.

In closing, we would like to thank you for your investment in the Smith Barney Premium Total Return Fund. We look forward to continuing to serve your investment needs.

Sincerely,


/s/ Heath B. Mclendon            /s/ Harry J. Rosenbluth

Heath B. McLendon                Harry J. Rosenbluth
Chairman and                     Investment Officer
Investment Officer

August 19, 1996

Smith Barney Premium Total
Return Fund Dividend Policy

A mutual fund pays dividends to satisfy one of the requirements to qualify as a regulated investment company and to avoid paying income tax at the fund level. As such, the Smith Barney Premium Total Return Fund must distribute (as do all mutual funds) at least 90% of its investment company taxable income, but will generally distribute all of its ordinary and net capital gains in order to avoid any federal income taxes. As a regulated investment company, the tax benefits of net long-term capital gains can be passed through to shareholders. A mutual fund's distributions at calendar year-end generally are designed to ensure that all earned income and net capital gains have been distributed to shareholders; which could cause these amounts to differ from the regular distributions. Based on its objectives, an individual fund may, as a result of its dividend distribution policy, return a portion of the shareholders' principal in the form of a return of capital, which is not considered taxable income.

The Smith Barney Premium Total Return Fund's distribution policy is designed to provide an attractive level of monthly distributions. Since 1989, the Fund has paid out approximately $0.10 per share each month. The Fund's distribution strategy takes into account the long-term total return potential of its investment in equities. Over time, the Fund has been able to distribute a relatively high level of income as well as provide its shareholders with moderate growth of principal. The Smith Barney Premium Total Return Fund meets its objectives by distributing substantially all dividends, interest and net capital gains earned over the course of the year. In certain years, the Fund will supplement this income with a return of capital gained in order to maintain the Fund's distributions. Each year, shareholders of the Fund receive a 1099 federal tax form that indicates the amount of the distributions which represented ordinary income (dividends, interest and short-term capital gains), long-term capital gains and return of capital.


Historical Performance - Class A Shares

                                                   Net Asset Value
                                                  -------------------
                                                  Beginning     End      Income     Capital Gain     Return     Total
Year Ended                                         of Year    of Year   Dividends  Distributions   of Capital  Returns(1)
========================================================================================================================
7/31/96                                           $16.33      $ 17.40    $ 0.37      $  0.91          $0.00     14.76%
------------------------------------------------------------------------------------------------------------------------
7/31/95                                            15.69        16.33      0.43         0.14           0.71     12.92
------------------------------------------------------------------------------------------------------------------------
7/31/94                                            15.65        15.69      0.55         0.52           0.21      8.65
------------------------------------------------------------------------------------------------------------------------
Inception*-7/31/93                                 15.15        15.65      0.20         0.49           0.33     10.31+
========================================================================================================================
Total                                                                    $ 1.55      $  2.06         $ 1.25
========================================================================================================================


Historical Performance - Class B Shares

                                                   Net Asset Value
                                                  -------------------
                                                  Beginning     End      Income     Capital Gain     Return     Total
Year Ended                                         of Year    of Year   Dividends  Distributions   of Capital  Returns(1)
========================================================================================================================
7/31/96                                           $16.33      $17.40     $0.28         $0.91          $0.00      14.21%
------------------------------------------------------------------------------------------------------------------------
7/31/95                                            15.69       16.33      0.34          0.14           0.72      12.36
------------------------------------------------------------------------------------------------------------------------
7/31/94                                            15.65       15.69      0.49          0.52           0.20       8.12
------------------------------------------------------------------------------------------------------------------------
7/31/93                                            15.21       15.65      0.19          0.63           0.44      11.68
------------------------------------------------------------------------------------------------------------------------
7/31/92                                            14.26       15.21      0.22          0.00           0.98      15.68
------------------------------------------------------------------------------------------------------------------------
7/31/91                                            13.30       14.26      0.24          0.00           0.96      17.53
------------------------------------------------------------------------------------------------------------------------
7/31/90                                            13.98       13.30      0.22          0.00           1.06       4.62
------------------------------------------------------------------------------------------------------------------------
7/31/89                                            12.90       13.98      0.89          0.26           0.33      21.49
------------------------------------------------------------------------------------------------------------------------
7/31/88                                            14.47       12.90      0.18          1.28           0.00       0.21
------------------------------------------------------------------------------------------------------------------------
7/31/87                                            14.52       14.47      0.28          1.42           0.00      12.07
========================================================================================================================
Total                                                                    $3.33         $5.16          $4.69
========================================================================================================================

Historical Performance - Class C Shares

                                                   Net Asset Value
                                                  -------------------
                                                  Beginning     End      Income     Capital Gain     Return    Total
Year Ended                                         of Year    of Year   Dividends  Distributions   of Capital  Returns/(1)/
========================================================================================================================
7/31/96                                            $16.33     $ 17.41    $ 0.29      $  0.91          $0.00     14.30%
------------------------------------------------------------------------------------------------------------------------
7/31/95                                             15.69       16.33      0.35         0.14           0.71     12.36
------------------------------------------------------------------------------------------------------------------------
7/31/94                                             15.65       15.69      0.49         0.52           0.20      8.12
------------------------------------------------------------------------------------------------------------------------
Inception*-7/31/93                                  15.45       15.65      0.04         0.09           0.07      2.60+
========================================================================================================================
Total                                                                    $ 1.17      $  1.66         $ 0.98
========================================================================================================================

Historical Performance - Class Y Shares

                                                  Beginning     End      Income     Capital Gain     Return     Total
Year Ended                                         of Year    of Year   Dividends  Distributions   of Capital  Returns/(1)/
========================================================================================================================
Inception*-7/31/96                                 $17.57     $ 17.42    $ 0.21       $  0.46         $0.00     2.93%+
========================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Return

                                                                               Without Sales Charge/(1)/
                                                               ---------------------------------------------------------
                                                               Class A         Class B       Class C        Class Y
========================================================================================================================
Year Ended 7/31/96                                             14.76%          14.21%        14.30%           N/A
------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/96                                         N/A           12.38          N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/96                                          N/A           11.64          N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/96                                     12.51           12.63         11.83           2.93%+
========================================================================================================================

                                                                               Without Sales Charge/(2)/
                                                               ---------------------------------------------------------
                                                               Class A         Class B       Class C        Class Y
========================================================================================================================
Year Ended 7/31/96                                              9.02%           9.21%        13.30%           N/A
------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/96                                         N/A           12.26          N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/96                                          N/A           11.64          N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/96                                     10.97           12.63         11.83            2.93%
========================================================================================================================

Cumulative Total Return

                                                                      Without Sales Charge/(1)/
========================================================================================================================
Class A (Inception* through 7/31/96)                                           55.30%
------------------------------------------------------------------------------------------------------------------------
Class B (7/31/86* through 7/31/96)                                            200.70
------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 7/31/96)                                           42.48
------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 7/31/96)                                            2.93+
========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, September 16, 1985, June 1, 1993 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

Historical Performance (unaudited)

                Growth of $10,000 Invested in Class B Shares of
                    Smith Barney Premium Total Return Fund
                     vs. the Standard & Poor's 500 Index+
-----------------------------------------------------------------------------
                             July 1986 - July 1996

                           [LINE GRAPH APPEARS HERE]


+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1996. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Portfolio Highlights (unaudited)                                 July 31, 1996

Portfolio Breakdown

                           [PIE CHART APPEARS HERE]

Repurchase Agreements                                                   16.1%
Banking & Financial Services                                            13.0%
Utilities                                                               11.3%
Insurance                                                                9.8%
Consumer Services                                                        8.3%
Consumer Non-Durables                                                    7.1%
Energy                                                                   6.8%
Healthcare                                                               6.6%
Tobacco                                                                  5.5%
Transportation                                                           3.5%
Financial                                                                3.1%
Other Common Stocks                                                      7.0%
Other Preferred Stocks, Corporate Bonds, Convertible Bonds
 and Options Purchased                                                   1.9%



Top Ten Common Stock Holdings
                                                               Percentage of
Company                                                      Total Investments
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                   4.7%
Loews Corp.                                                                4.6
Student Loan Marketing Association                                         3.3
Bristol Myers Squibb Co.                                                   2.8
Sprint Corp.                                                               2.0
Lehman Brothers Holdings Inc.                                              2.0
Republic of New York Corp.                                                 1.8
Canadian Pacific Ltd.                                                      1.8
Dun & Bradstreet Corp.                                                     1.7
Telefonica Espana SA                                                       1.7

Schedule of Investments                                         July 31, 1996

  SHARES                          SECURITY                          VALUE
============================================================================
COMMON STOCKS--78.9%

Agricultural Products -- 0.7%
        1,000,000       Archer-Daniels-Midland                  $ 17,750,000
----------------------------------------------------------------------------
Banking & Financial Services--13.0%
          552,692       Bank of Boston Corp.                      29,292,676
          105,000       Cal Fed BanCorp Inc.                       2,375,625
          600,000       Dean Witter Discover & Co.                30,525,000
          142,900       Federal Home Loan Mortgage Corp.          12,039,325
          748,600       H & R Block Inc.                          19,557,175
          462,100       J.P. Morgan & Co., Inc.                   39,740,600
          143,700       JSB Financial Inc.                         4,724,138
        2,249,500       Lehman Brothers Holdings Inc.             52,019,688
           70,200       PHH Corp.                                  3,738,150
          484,140       PNC Bank Corp.                            14,100,578
          766,900       Republic of New York Corp.                48,602,288
        1,201,400       Student Loan Marketing Association        87,702,197
----------------------------------------------------------------------------
                                                                 344,417,440
----------------------------------------------------------------------------
Capital Goods--2.7%
          217,100       Emerson Electric Co.                      18,317,813
          330,300       Lockheed Martin Corp.                     27,373,613
          258,100       Lubrizol Corp.                             7,388,113
          400,000       Raytheon Co.                              19,400,000
            6,000       Textron Inc.                                 479,998
----------------------------------------------------------------------------
                                                                  72,959,537
----------------------------------------------------------------------------
Consumer Durables -- 1.1%
          140,000       Borg-Warner Automotive Inc.                4,900,000
        1,175,800       Volvo Aktie Bolaget, Sponsored ADR        25,279,700
----------------------------------------------------------------------------
                                                                  30,179,700
----------------------------------------------------------------------------
Consumer Non-Durables--7.1%
          305,300       Dial Corp.                                 8,930,025
          356,700       Hasbro Inc.                               12,796,613
        1,523,100       Loews Corp.                              122,799,938
          458,600       Nestle S.A., Sponsored ADR                26,254,850
           18,260       Nestle S.A., Sponsored ADR+                1,043,103
          394,300       Tupperware Corp.                          16,856,324
----------------------------------------------------------------------------
                                                                 188,680,853
----------------------------------------------------------------------------
Consumer Services -- 8.3%
          493,600       360 Communications Co.                    11,414,500
          210,000       Alberto Culver Co., Class A Shares         7,691,250
          600,000       American Stores Co.                       22,350,000
          416,400       Big B Inc.                                 4,007,850
          308,900       Bowne & Co., Inc.                          6,332,450
          678,600       Comsat Corp.                              13,063,050
          196,500       Deluxe Corp.                               7,245,938

                      See Notes to Financial Statements.

Schedule of Investments (continued)                             July 31, 1996

  SHARES                          SECURITY                          VALUE
============================================================================
Consumer Services--8.3% (continued)
          789,100       Dun & Bradstreet Corp.                 $  45,373,250
          949,378       Limited Inc.                              18,275,527
          268,312       Luby's Cafeterias Inc.                     6,506,566
          100,000       Mercantile Stores Co., Inc.                4,900,000
          394,300       Premark International Inc.                 7,097,400
          304,900       RFS Hotels Investment Inc.                 4,878,400
        1,417,700       Rite Aid Corp.                            42,176,575
          221,500       Sbarro Inc.                                5,122,188
          171,466       Sears, Roebuck & Co.                       7,030,106
          400,000       Thrifty Payless Holdings, Inc.             5,599,999
----------------------------------------------------------------------------
                                                                 219,065,049
----------------------------------------------------------------------------
Energy -- 6.8%
          117,700       Amoco Corp.                                7,871,188
          141,751       British Petroleum PLC ADR                 15,574,891
          252,400       Diamond Shamrock Inc.                      7,004,100
          311,400       Exxon Corp.                               25,612,650
        1,066,200       Horsham Corp.                             13,860,600
          240,100       Mobil Oil Corp.                           26,501,038
        1,242,800       Repsol S.A., Sponsored ADR                41,478,450
          322,500       Shell Transport & Trading ADR             27,976,875
          278,200       Tosco Corp.                               13,597,024
----------------------------------------------------------------------------
                                                                 179,476,816
----------------------------------------------------------------------------
Forest Products -- 1.0%
          606,000       Champion International Corp.              25,603,500
----------------------------------------------------------------------------
Healthcare--6.6%
          253,700       Abbott Labs., Inc.                        11,162,800
          519,600       Astra AB, Class A Shares ADR              21,953,100
          847,400       Bristol-Myers Squibb Co.                  73,406,025
        1,100,000       Glaxo Welcome PLC, Sponsored ADR          30,525,000
          333,000       Pharmacia & Upjohn Inc.                   13,736,250
          418,600       Schering Plough Corp.                     23,075,325
----------------------------------------------------------------------------
                                                                 173,858,500
----------------------------------------------------------------------------
Insurance--9.8%
          731,300       Ace Ltd.                                  32,177,200
          526,300       Allmerica Financial Corp.                 15,591,638
          464,300       Allmerica Property & Casualty
                         Companies, Inc.                          12,187,875
          299,750       Allstate Corp.                            13,413,813
          275,200       American International Group Inc.         25,903,200
          350,450       Aon Corp.                                 17,040,631
          156,000       CIGNA Corp.                               16,614,000
          464,600       Exel Ltd.                                 15,447,950
          215,000       Financial Security Assurance Inc.          5,751,250

                      See Notes to Financial Statements.

Schedule of Investments (continued)                             July 31, 1996

  SHARES                          SECURITY                          VALUE
==============================================================================
Insurance--9.8% (continued)
          221,500       GCR Holdings Ltd.                       $    5,066,813
          100,600       Horace Mann Educators Co.                    3,143,750
          297,500       IPC Holdings Ltd.                            5,912,813
          308,900       John Alden Financial Corp.                   6,216,613
          253,300       Mid Ocean Ltd.                              10,195,325
          251,600       Partnerre Ltd.                               7,107,700
          319,000       Prudential Reinsurance Holdings Corp.        7,695,875
          502,300       St. Paul Cos., Inc.                         25,994,025
          205,000       Terra Nova (Bermuda) Holdings Ltd.           3,433,750
          603,500       TIG Holdings Inc.                           16,747,125
          123,200       Transatlantic Holdings Inc.                  8,100,400
          348,100       Western National Corp.                       5,961,213
            1,800       Zurich Reinsurance Centre Holdings              53,997
------------------------------------------------------------------------------
                                                                   259,756,956
------------------------------------------------------------------------------
Real Estate--1.5%
          200,000       Ambassador Apartments Inc.                   3,400,000
           89,200       Associated Estates Realty Corp.              1,806,300
          120,700       Avalon Properties Inc.                       2,715,750
          142,433       Camden Property Trust                        3,454,000
          154,800       Charles E. Smith Residential Realty Inc.     3,560,400
           60,000       Chateau Properties Inc.                      1,365,000
          328,800       Equity Inns Inc.                             3,822,300
          286,300       Mid-America Apartment Communities            7,264,863
          201,800       Storage Trust Realty                         4,086,450
          160,000       Summit Properties Inc.                       2,920,000
          250,600       Wellsford Residential Property Trust         5,450,550
------------------------------------------------------------------------------
                                                                    39,845,613
------------------------------------------------------------------------------
Tobacco--5.5%
          900,000       B.A.T. Industries PLC, Sponsored ADR        14,400,000
        1,202,500       Philip Morris Cos., Inc.++                 125,811,563
          100,000       RJR Nabisco Holdings Corp.                   3,375,000
          117,580       Swedish Match Co., Sponsored ADR             3,424,517
------------------------------------------------------------------------------
                                                                   147,011,080
------------------------------------------------------------------------------
Transportation--3.5%
        2,157,100       Canadian Pacific Ltd.                       46,916,925
          592,700       Kansas City Southern Industries, Inc.       22,967,125
          362,700       Pittston Brink's Group                      10,336,950
          543,500       Pittston Burlington Group Inc.               9,918,875
           94,400       Stolt Nielson S.A.                           1,604,800
          127,400       Stolt Nielson S.A. ADR                       2,261,350
------------------------------------------------------------------------------
                                                                    94,006,025
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Schedule of Investments (continued)                             July 31, 1996

  SHARES                          SECURITY                          VALUE
==============================================================================
Utilities--11.3%
          436,500       American Telephone & Telegraph Corp.    $   22,752,563
          719,600       BCE Inc.                                    28,694,050
          835,500       CMS Energy Corp.                            25,378,313
          711,000       Entergy Corp.                               18,130,500
          339,600       Illinova Corp.                               8,744,700
          575,000       Nynex Corp.                                 25,803,125
          864,300       Pinnacle West Capital Corp.                 24,416,475
          475,000       Portland General Corp.                      16,862,500
          982,500       Powergen PLC, Sponsored ADR                 30,211,875
            8,500       Public Service New Mexico                      168,938
        1,481,000       Sprint Corp.                                54,241,625
          867,300       Telefonica Espana S.A. ADR                  45,316,424
------------------------------------------------------------------------------
                                                                   300,721,088
------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                        (Cost--$1,711,522,072)                   2,093,332,157
==============================================================================
PREFERRED STOCKS--3.7%

Financial--3.1%
          100,000       Allstate Corp., Convertible 6.765%           4,262,500
          200,000       First Washington Realty Inc.,
                           Convertible Series A+                     3,950,000
          760,000       Glendale Federal Bank, Federal
                          Savings Bank of California,
                          Convertible, Series E,
                          Exchange 8.750%                           36,670,000
          304,767       Riggs National Corp., Washington D.C.,
                           Series B, Exchange 10.750%                8,457,284
                        Salomon Inc.:
          250,000          Convertible 6.750%                        8,531,250
          250,000          Convertible 7.625%                        6,687,500
          103,000       Time Warner Financial Corp.                  3,669,375
          400,000       Walden Residential Properties Inc.           9,900,000
------------------------------------------------------------------------------
                                                                    82,127,909
------------------------------------------------------------------------------
Industrial--0.5%
          305,000       Bowater Inc., Depository Shares,
                           Convertible, Series B,
                           Exchange 7.000%                           8,273,125
          243,000       Prime Retail Inc., Series A,
                           Exchange 10.500%                          5,832,000
------------------------------------------------------------------------------
                                                                    14,105,125
------------------------------------------------------------------------------
Real Estate--0.1%
          77,700        Security Capital Pacific Trust               1,971,638
------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCKS
                        (Cost--$85,097,510)                         98,204,672
==============================================================================


                      See Notes to Financial Statements.

Schedule of Investments (continued)            July 31, 1996


FACE
AMOUNT                          SECURITY                      VALUE
================================================================================
CORPORATE BONDS--1.2%
Gas Transmission--0.2%
            Columbia Gas Systems Inc., Debentures:
$   774,000  6.390% due 12/28/00                               $      755,618
    771,000  6.610% due 11/28/02                                      750,761
    771,000  6.800% due 11/28/05                                      737,269
    771,000  7.050% due 11/28/07                                      732,450
    771,000  7.320% due 11/28/10                                      725,704
    771,000  7.420% due 11/28/15                                      714,139
    771,000  7.620% due 11/28/25                                      715,101
-----------------------------------------------------------------------------
                                                                   5,131,042
-----------------------------------------------------------------------------
Industrial - 1.0%
  5,635,000  Comcast Corp., 9.375% due 5/15/05                      5,522,300
  4,915,000  Paging Network, 8.875% due 2/1/06                      4,534,088
  3,000,000  Riveria Holdings Corp., First Mortgage, 11.000%
                 due 12/31/02                                       2,992,500
  6,000,000  Rogers Cable Systems Inc., 10.000% due 3/15/05         6,000,000
  6,000,000  Tenet Healthcare Corp., 10.125% due 3/1/05             6,375,000
-----------------------------------------------------------------------------
                                                                   25,423,888
-----------------------------------------------------------------------------
             TOTAL CORPORATE BONDS
             (Cost--$30,423,867)                                   30,554,930
=============================================================================
CONVERTIBLE BONDS--0.1%
  2,500,000  Ashanti Capital, 5.500% due 3/15/03                    2,262,500
  1,500,000  Pacific Concord Financial, 4.750% due 12/10/98+        1,466,250
-----------------------------------------------------------------------------
             TOTAL CONVERTIBLE BONDS
             (Cost--$4,000,000)                                     3,728,750
=============================================================================
REPURCHASE AGREEMENTS - 16.1%
300,000,000  Goldman Sachs & Co., 5.522% due 8/1/96;
             Proceeds at maturity - $300,046,017; (Fully
             collateralized by U.S. Treasury Notes,
             7.750% due 1/31/00; Market value - $306,205,360)     300,000,000
 27,725,000  Chase Manhattan Bank, 5.545% due 8/1/96;
             Proceeds at maturity - $27,729,270; (Fully
             collateralized by U.S. Treasury Notes, 6.250%
             due 7/31/98;
             Market value--$28,290,873)                            27,725,000
100,000,000  CS First Boston, 5.544% due 8/1/96;
             Proceeds at maturity - $100,015,400; (Fully
             collateralized by U.S. Treasury Notes, 6.000%
             due 5/31/98;
             Market value - $102,041,419)                         100,000,000
-----------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost--$427,725,000)                                 427,725,000
=============================================================================

                      See Notes to Financial Statements.

Schedule of Investments (continued)                             July 31, 1996



 SHARES                               SECURITY                         VALUE
=============================================================================
OPTIONS PURCHASED - 0.0%
          12,025      Philip Morris Cos., Inc., Put @
                      65, Expires 10/1/96
                      (Cost--$601,250)                        $       12,025
=============================================================================
                      TOTAL INVESTMENTS - 100%
                      (Cost--$2,259,369,699*)                 $2,653,557,534
=============================================================================

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institution buyers.

+
+  Security segregrated to cover written call options.

*  Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements

Statement of Assets and Liabilities                         July 31, 1996

ASSETS:
   Investments, at value
    (Cost--$2,259,369,699)                                       $2,653,557,534
   Cash                                                                     737
   Receivable for Fund shares sold                                    4,936,478
   Dividend and interest receivable                                   4,280,072
-------------------------------------------------------------------------------
   Total Assets                                                   2,662,774,821
-------------------------------------------------------------------------------
LIABILITIES:
   Options written                                                   33,365,425
   Payable for securities purchase                                   25,436,899
   Distribution fees payable                                          1,420,018
   Investment advisory fees payable                                   1,187,758
   Payable for Fund shares purchase                                     968,900
   Administration fees payable                                          443,866
   Accrued expenses                                                     588,439
-------------------------------------------------------------------------------
   Total Liabilities                                                 63,411,305
-------------------------------------------------------------------------------
Total Net Assets                                                 $2,599,363,516
===============================================================================
NET ASSETS:
   Par value of shares of beneficial interest                    $      149,364
   Capital paid in excess
    of par value                                                  2,137,918,020
   Undistribution of net investment income                              252,227
   Undistributed net realized gain on security transactions          54,879,768
   Net unrealized appreciation of investments and
    options written                                                 406,164,137
-------------------------------------------------------------------------------
   Total Net Assets                                              $2,599,363,516
===============================================================================
Shares Outstanding:
   Class A                                                           30,700,279
-------------------------------------------------------------------------------
   Class B                                                          116,123,502
-------------------------------------------------------------------------------
   Class C                                                            1,783,030
-------------------------------------------------------------------------------
   Class Y                                                              757,375
-------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $17.40
-------------------------------------------------------------------------------
   Class B *                                                             $17.40
-------------------------------------------------------------------------------
   Class C **                                                            $17.41
-------------------------------------------------------------------------------
   Class Y (and redemption price)                                        $17.42
-------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (Net asset value plus 5.26% of net asset value per share)             $18.32

===============================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.

Statement of Operations                        For the Year Ended July 31, 1996

INVESTMENT INCOME:
   Dividends                                                     $  57,823,881
   Interest                                                         22,784,773
   Less: Foreign withholding tax                                    (1,449,040)
------------------------------------------------------------------------------
   Total Investment Income                                          79,159,614
------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                       15,646,147
   Investment advisory fees (Note 2)                                13,381,076
   Administration fees (Note 2)                                      4,866,536
   Shareholder and system servicing fees                             1,859,000
   Shareholder communications                                          373,000
   Registration fees                                                   158,000
   Custody                                                              96,000
   Audit and legal                                                      50,000
   Trustee's fees                                                       10,000
   Insurance                                                            10,000
   Other                                                               105,509
------------------------------------------------------------------------------
   Total Expenses                                                   36,555,268
------------------------------------------------------------------------------
Net Investment Income                                               42,604,346
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
   Realized Gain (Loss) From:
   Security transactions (excluding
    short-term securities)                                         286,092,703
   Options written                                                (100,824,489)
------------------------------------------------------------------------------
   Net Realized Gain                                               185,268,214
------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Options Written:
       Beginning of year                                           317,932,020
       End of year                                                 406,164,137
------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                          88,232,117
------------------------------------------------------------------------------
Net Gain on Investments and Options Written                        273,500,331
------------------------------------------------------------------------------
Increase in Net Assets From Operations                           $ 316,104,677
==============================================================================

                      See Notes to Financial Statements.

Statements of Changes in Net Assets               For the Years Ended July 31,

                                                   1996               1995
-------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                      $   42,604,346     $   46,438,616
   Net realized gain                             185,268,214         32,038,891
   Increase in net unrealized appreciation        88,232,117        155,800,233
-------------------------------------------------------------------------------
   Increase in Net Assets From Operations        316,104,677        234,277,740
-------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                         (42,253,658)       (43,873,984)
   Net realized gains                           (129,273,168)       (17,566,601)
   Capital                                            --            (88,629,006)
-------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions To Shareholders             (171,526,826)      (150,069,591)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sales                       535,462,312        809,725,275
   Net asset value of shares issued
       for reinvestment of dividends             126,644,485        112,530,432
   Cost of shares reacquire                     (346,996,312)      (633,759,102)
-------------------------------------------------------------------------------
   Increase in Net Assets From Fund
       Share Transactions                        315,110,485        288,496,605
-------------------------------------------------------------------------------
Increase in Net Assets                           459,688,336        372,704,754
NET ASSETS:
   Beginning of year                           2,139,675,180      1,766,970,426
-------------------------------------------------------------------------------
   End of year*                               $2,599,363,516     $2,139,675,180
===============================================================================
* Includes undistributed net
  investment income of:                       $      252,227     $      319,650
===============================================================================

                      See Notes to Financial Statements.

Notes to Financial Statements

     1.  Significant Accounting Policies

     The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the last sale price or, in the absence of the last price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and ask price; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities calculated using the specific identification method; (g) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(h) direct expenses are charged to each fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting prinicples. At July 31, 1996, reclassifications are made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $319,650 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

     2. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Strategy Advisers Inc. ("SBSA"), a subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM"), which, in turn, is a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBSA an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, acted as Sub-Investment Advisor to the Trust. SBSA paid Boston Advisors a sub-advisory fee calculated at an annual rate of 0.275% of average daily net assets. This fee was calculated daily and paid monthly. As of August 15, 1995 this relationship was terminated.

     On August 10, 1995 at a special meeting, the shareholders of the Fund approved a new investment advisory agreement between the Fund and SBSA and a new sub-investment advisory agreement ("Sub-Advisory Agreement") among the Fund, SBSA and Boston Partners Asset Management, L.P. ("Boston Partners"). Under the Sub-Advisory Agreement, which went into effect August 16, 1995, SBSA pays Boston Partners a fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is paid monthly.

     SBMFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1996, SB received brokerage commissions of $628,778 and sales charges of approximately $968,000 for sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1996, CDSCs paid to SB were:

                                        Class A      Class B     Class C
=========================================================================
CDSCs                                    $1,000    $2,905,000     $12,000
=========================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1996, total Distribution Plan fees incurred were:

                                        Class A      Class B     Class C
=========================================================================
Distribution Plan Fees                 $1,284,390  $14,202,022   $159,735
=========================================================================

     All officers and one Trustee of the Trust are employees of SB.

     3. Investments

     During the year ended July 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

=========================================================================
Purchases                                                  $1,315,509,171
Sales                                                       1,326,019,663
=========================================================================

     At July 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

=========================================================================
Gross unrealized appreciation                                $438,637,000
Gross unrealized depreciation                                 (44,449,000)
-------------------------------------------------------------------------
Net unrealized appreciation                                  $394,188,000

     4.  Option Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of July 31, 1996, the Fund held one purchased put option with a cost of $601,250.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the

Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following option transactions occurred during the year ended July 31, 1996:

                                                                     Number of
                                                         Premiums    Contracts
===============================================================================
Options written, outstanding at July 31, 1995         $  18,923,528     13,000
Options written during the fiscal year                  197,213,865     81,325
Options cancelled in closing purchase transactions     (170,795,666)   (71,300)
------------------------------------------------------------------------------
Options written, outstanding at July 31, 1996         $  45,341,727     23,025
===============================================================================

     The following table represents the open options contracts as of July 31, 1996:

   Number of                                               Strike
   Contracts                                Expiration     Price      Value
===============================================================================
Call Options Written
     8,000     S&P 500 Index                  3/22/97       $675  $(17,300,000)
     3,000     S&P 500 Index                  3/22/97        635   (12,975,000)
    12,025     Philip Morris Cos., Inc.      10/19/96        109    (3,090,425)
-------------------------------------------------------------------------------
               Total Call Options Written
               (Premiums received -- $45,341,727)                 $(33,365,425)
===============================================================================

     5.  Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  Shares of Beneficial Interest

     At July 31, 1996, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

     At July 31, 1996, total paid-in capital amounted to the following for each class:

                                      Class A               Class B                 Class C               Class Y
====================================================================================================================
Total Paid-in Capital              $ 461,113,941         $1,634,365,464           $29,194,227           $13,393,752
====================================================================================================================

     Transactions in shares of each class were as follows:

                                                 Year Ended                                   Year Ended
                                               July 31, 1996*                               July 31, 1995**
                                    ------------------------------------        -------------------------------------
                                        Shares                 Amount                 Shares                Amount
=====================================================================================================================
Class A
Shares sold                           4,407,887            $  74,401,892            26,713,759          $ 417,476,828
Shares issued on
   reinvestment                       1,719,698               29,658,966             1,700,397             26,539,686
Shares redeemed                      (4,309,199)             (74,624,179)           (3,846,700)           (60,728,442)
---------------------------------------------------------------------------------------------------------------------
Net Increase                          1,818,386            $  29,436,679            24,567,456          $ 383,288,072
=====================================================================================================================
Class B
Shares sold                          24,708,121            $ 427,376,024            24,240,345          $ 379,429,438
Shares issued on
   reinvestment                       5,545,245               95,657,996             5,471,457             85,566,358
Shares redeemed                     (15,497,442)            (267,822,402)          (36,520,145)          (570,325,145)
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)              14,755,924            $ 255,211,618            (6,808,343)         $(105,329,349)
=====================================================================================================================
Class C
Shares sold                           1,176,592            $  20,291,428               817,749          $  12,819,009
Shares issued on
   reinvestment                          76,551                1,327,523                26,905                424,388
Shares redeemed                        (262,293)              (4,549,731)             (172,141)            (2,705,515)
---------------------------------------------------------------------------------------------------------------------
Net Increase                            990,850            $  17,069,220               672,513          $  10,537,882
=====================================================================================================================
Class Y
Shares sold                             757,375            $  13,392,968                    --                     --
Shares issued on
   reinvestment                              --                       --                    --                     --
Shares redeemed                              --                       --                    --                     --
---------------------------------------------------------------------------------------------------------------------
Net Increase                            757,375            $  13,392,968                    --                     --
=====================================================================================================================

 * Transaction for Class Y Shares are for the period from February 7, 1996 (inception date) to July 31, 1996.
**  On November 7, 1994 the former Class D shares were renamed Class C shares.

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                         1996       1995       1994     1993(1)
==============================================================================
Net Asset Value, Beginning of Year   $  16.33   $  15.69   $ 15.65   $ 15.15
------------------------------------------------------------------------------
Income From Operations:
   Net investment income                 0.37       0.44      0.33      0.19
   Net realized and unrealized gain      1.98       1.48      0.99      1.33
------------------------------------------------------------------------------
Total Income From Operations             2.35       1.92      1.32      1.52
------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                (0.37)     (0.43)    (0.31)    (0.17)
   Overdistribution of net
    investment income                      --         --     (0.24)    (0.03)
   Net realized gains                   (0.91)     (0.14)    (0.52)    (0.44)
   Overdistribution of net
    realized gains                         --         --        --     (0.05)
   Capital                                 --      (0.71)    (0.21)    (0.33)
------------------------------------------------------------------------------
Total Distributions                     (1.28)     (1.28)    (1.28)    (1.02)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $  17.40   $  16.33   $ 15.69   $ 15.65
------------------------------------------------------------------------------
Total Return                            14.76%     12.92%     8.65%    10.31%++
------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $534,329   $471,578   $67,699   $39,677
------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                              1.12%      1.16%     1.19%     1.20%+
   Net investment income                 2.16       2.81      2.05      1.64+
------------------------------------------------------------------------------
Portfolio Turnover Rate                    58%        63%       34%       55%
==============================================================================
Average commissions per share
   paid on equity transactions(2)    $   0.06         --        --        --
==============================================================================

(1)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                       1996      1995     1994     1993     1992
===============================================================================
Net Asset Value, Beginning
 of Year                           $16.33    $15.69   $15.65   $15.21   $14.26
-------------------------------------------------------------------------------
Income From Operations:
   Net investment income             0.28      0.36     0.25     0.23     0.22
   Net realized and unrealized
    gain                             1.99      1.48     1.00     1.47     1.93
-------------------------------------------------------------------------------
Total Income From Operations         2.27      1.84     1.25     1.70     2.15
-------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.29)    (0.34)   (0.27)   (0.16)   (0.22)
   Overdistribution of net
    investment income                  --        --    (0.22)   (0.03)      --
   Net realized gains               (0.91)    (0.14)   (0.52)   (0.57)      --
   Overdistribution of net
    realized gains                     --        --       --    (0.06)      --
   Capital                             --     (0.72)   (0.20)   (0.44)   (0.98)
-------------------------------------------------------------------------------
Total Distributions                 (1.20)    (1.20)   (1.21)   (1.26)   (1.20)
-------------------------------------------------------------------------------
Net Asset Value, End of Year       $17.40    $16.33   $15.69   $15.65   $15.21
-------------------------------------------------------------------------------
Total Return                        14.21%    12.36%    8.12%   11.68%   15.68%
-------------------------------------------------------------------------------
Net Assets, End of Year (millions) $2,021    $1,655   $1,697   $1,231   $  585
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                          1.62%     1.66%    1.66%    1.69%    1.69%
   Net investment income             1.66      2.31     1.58     1.16     1.53
-------------------------------------------------------------------------------
Portfolio Turnover Rate                58%       63%      34%      55%      57%
===============================================================================
Average commissions per share
   paid on equity transactions(1)  $ 0.06        --       --       --       --
===============================================================================

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                         1996      1995     1994(1)    1993(2)
==============================================================================
Net Asset Value, Beginning of Year    $16.33    $15.69   $15.65      $15.45
------------------------------------------------------------------------------
Income From Operations From:
   Net investment income                0.29      0.36     0.23        0.05
   Net realized and unrealized gain     1.99      1.48     1.02        0.35
------------------------------------------------------------------------------
Total Income From Operations            2.28      1.84     1.25        0.40
------------------------------------------------------------------------------
Less Distributions From:
   Net investment income               (0.29)    (0.35)   (0.27)      (0.03)
   Overdistribution of net
    investment income                     --        --    (0.22)      (0.01)
   Net realized gains                  (0.91)    (0.14)   (0.52)      (0.08)
   Overdistribution of net
    realized gains                        --        --       --       (0.01)
   Capital                                --     (0.71)   (0.20)      (0.07)
------------------------------------------------------------------------------
Total Distributions                    (1.20)    (1.20)   (1.21)      (0.20)
------------------------------------------------------------------------------
Net Asset Value, End of Year          $17.41    $16.33   $15.69      $15.65
------------------------------------------------------------------------------
Total Return                           14.30%    12.36%    8.12%       2.60%++
------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $31,044   $12,937   $1,878        $357
------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                             1.59%     1.62%    1.60%       1.31%+
   Net investment income                1.68      2.35     1.65        1.54+
------------------------------------------------------------------------------
Portfolio Turnover Rate                   58%       63%      34%         55%
==============================================================================
Average commissions per share
   paid on equity transactions(3)      $0.06        --       --          --
==============================================================================

(1)  On November 7, 1994 the former Class D shares were renamed Class C shares.
(2)  For the period from June 1, 1993 (inception date) to July 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                                     1996(1)
===========================================================================
Net Asset Value, Beginning of Year                                 $17.57
---------------------------------------------------------------------------
Income From Operations:
   Net investment income                                             0.19
   Net realized and unrealized gain                                  0.33
---------------------------------------------------------------------------
Total Income From Operations                                         0.52
---------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                            (0.21)
   Net realized gains                                               (0.46)
---------------------------------------------------------------------------
Total Distributions                                                 (0.67)
---------------------------------------------------------------------------
Net Asset Value, End of Year                                       $17.42
---------------------------------------------------------------------------
Total Return++                                                       2.93%
---------------------------------------------------------------------------
Net Assets, End of Year (000s)                                    $13,192
---------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                                          0.87%
   Net investment income                                             2.24
---------------------------------------------------------------------------
Portfolio Turnover Rate                                                58%
===========================================================================
Average commissions per share
   paid on equity transactions(2)                                   $0.06
===========================================================================

(1)  For the period from February 7, 1996 (inception date) to July 31, 1996.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Tax Information (unaudited)

     The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended July 31, 1996, was $103,221,880.

Independent Auditor's Report

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Premium Total Return Fund of Smith Barney Income Funds as of July 31, 1996, the related statement of operations for the year then ended, statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Premium Total Return Fund of Smith Barney Income Funds as of July 31, 1996, the results of its operations for the year then ended, changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP

New York, New York
September 23, 1996

Additional Shareholder Information (unaudited)

On August 10, 1995 the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To approve or disapprove a new investment advisory agreement between the Trust, on behalf of the Fund, and Smith Barney Strategy Advisers Inc. ("SBSA").

2. To approve or disapprove a sub-investment advisory agreement between the Trust, on behalf of the Fund, SBSA, as adviser, and Boston Partners Asset Management, L.P. ("Boston Partners"), as sub-adviser.

The results of Proposal 1 were as follows:

                       % of                                   % of                                   % of
                    Outstanding                            Outstanding            Votes           Outstanding
   Votes For        Shares Voted       Votes Against       Shares Voted         Abstained         Shares Voted
==============================================================================================================
 63,168,074.889        87.48%          1,703,339.799          2.36%           7,336,089.560          10.16%

The results of Proposal 2 were as follows:

                       % of                                   % of                                   % of
                    Outstanding                            Outstanding            Votes           Outstanding
   Votes For        Shares Voted       Votes Against       Shares Voted         Abstained         Shares Voted
==============================================================================================================
 62,964,869.342        87.20%          2,061,802,266          2.85%           7,180,832.636           9.95%

[LOGO OF SMITH BARNEY APPEARS HERE]

Smith Barney
Premium Total
Return Fund

Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Harry J. Rosenbluth
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary



Investment Adviser
Smith Barney Strategy Advisers Inc.


Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investors Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134



This report is submitted for the general information of the shareholders of Smith Barney Premium Total Return Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Premium Total
Return Fund
388 Greenwich Street
New York, New York 10013


FD0420 9/96

1996
1996
1996
1996
1996

[ART]
Smith Barney
Diversified
Strategic Income Fund
---------------------

July 31, 1996

Annual Report

Smith Barney Mutual Funds
Investing for your future.
Every day.

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND



Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Diversified Strategic Income Fund for the year ended July 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Diversification and balance are essential components of the Diversified Strategic Income Fund. While most bond funds concentrate primarily on one class of bonds, the Diversified Strategic Income Fund seeks to provide investors with high current income by investing in a combination of three different classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign government bonds. Since not all sectors of the fixed income markets perform equally well at the same time, and different economies around the world seldom move in tandem, the diversification offered by the Fund allows investors to take advantage of income opportunities available in both the domestic and international markets and also helps reduce the volatility associated with investing in a single market. The Fund's management team allocates assets based on a current analysis of economic and market conditions, with the goal of producing high current income, while minimizing the risks of interest-rate and currency fluctuations. For the year ended July 31, 1996 the Diversified Strategic Income Fund had a total return of 8.39% for Class A shares. During that time period, the Fund paid dividends totaling $0.666 per share; based on a net asset value (NAV) of $7.82 per share as of July 31, 1996, this equates to an annual distribution rate of 8.52%.

Recent events such as the stock market correction and statements made by the Federal Reserve Board, combined with our year-to-date portfolio strategy success, have prompted a change in sector allocation since our last letter. At the end of July 1996, we reduced the Fund's asset allocation in the foreign government bond and high-yield sectors. The Diversified Strategic Income Fund's current portfolio allocation is 35.0% in U.S. government and mortgage securities, 27.5% in high-yield corporate bonds, and 37.5% in foreign government bonds.

U.S. Government and Mortgage Securities

While the end of 1995 witnessed a strong rally in the U.S. bond market, the first half of 1996 saw increased volatility in the U.S. bond market as well as bond markets worldwide. Stronger-than-expected U.S. economic growth sparked concerns about the possible re-emergence of inflation, and has led to a decline in U.S. bond prices (and a rise in yields). Treasury bonds were the most negatively impacted. The yield on the benchmark 30-year Treasury rose from 5.94% in the beginning of January to 6.97% on July 31, 1996.

During the 12-month period covered by this report, our investment strategy has continued to remain focused on the income provided by higher-coupon mortgage securities. Given the significant rise in interest rates during the first half of 1996, which peaked above 7% in June, but have since moderated, the income provided by these mortgage securities has offset the erosion of principal of our U.S. Treasury investments. More recently, we have become slightly more aggressive, by modestly extending the maturities of our U.S. Treasury positions.

High-Yield Corporate Bonds

Despite the increased volatility that has been hanging over the bond-market, high yield bonds, which tend to be slightly less sensitive to interest rate fluctuations than government or investment-grade corporate bonds, have posted positive total returns over the past 12 months as investors remained optimistic that U.S. economic expansion would continue. Over the 12-month period covered by this report, as the general economic conditions remained volatile, the high income sector of the Fund maintained a relatively conservative investment strategy with a strong emphasis on the upper- and middle-rated tiers of the high-yield market. We have generally invested in bonds issued by improving companies which we believe have a great likelihood of receiving upgrades and, as a consequence, should experience price appreciation. Moreover, we believe our investment strategy of concentrating on improving high yield bonds is prudent over the long term.

In addition, we have invested in companies within industries that continue to experience meaningful growth trends. In our view, the telecommunications, cable TV, technology and media industries exhibit the potential to grow substantially. Because of our positive views on these industries, we have added the following holdings to the high yield sector of the Fund: Time Warner, which has significantly expanded its cable and programming segments, and now has approximately 11.4 million subscribers; Intelcom Group, an expanding Colorado-based company which provides alternate local telecommunications access; Intermedia Communications of Florida, which gives local telephone companies in the Southeast access to its extensive fiber-optic system and its voice and data networks; and United International Holdings, an international cable company. Considering the extreme swings in interest rates and bond prices over the past year, the high yield sector of the Fund has maintained a conservative maturity in the 5-to-6-year range.

Foreign Government Securities

The foreign government bond component of the Fund was defensively positioned during the 12-month period covered by this report. Bond market returns have varied considerably thus far in 1996. For example, fears of rapid economic growth leading to increased inflation erased the gains posted in the later half of 1995 in core markets like the U.S., Germany and Japan. Bond markets in core European countries that followed the U.S. rally in the end of 1995, also had price declines in 1996, but not as great as those experienced by the U.S. bond markets. On the other hand, the peripheral European markets, such as Spain, Italy and Sweden, showed extraordinary performance in both local currency and U.S. dollar terms during the first half of 1996. In addition, the appreciation of the U.S. dollar versus the German mark has helped the currencies of these peripheral markets rally against the mark as well, providing a boost to those countries' total return performance. The foreign government securities sector of the Fund maintained a significant position in the bonds of these higher-yielding European markets during this time period, and although the exposure in these markets is mainly for high income purposes, the capital appreciation that occurred during the period covered by this report contributed significantly to the Diversified Strategic Income Fund's performance.

At the beginning of the fiscal year, 35% of the foreign government securities portfolio was invested in dollar block bonds, evenly distributed among Australia, Canada and New Zealand. Throughout the year, however, this exposure was reduced to approximately 21%. The Fund's assets were subsequently allocated to the bonds of core European nations, which outperformed the dollar block bond markets during this time period.

The Fund's allocation to the core European countries was extended from 28% of the foreign sector's assets, to over 51% during the fourth quarter of 1995, and remained at 51% throughout the first quarter of 1996. As previously mentioned, it was our view that these markets would outperform the dollar block markets during the first half of 1996. This strategy has provided the Diversified Strategic Income Fund with broader portfolio diversification, and less volatility, due to the non-U.S. dollar bond exposure.

The Fund has not owned any Japanese yen-denominated bonds during the 12-month period covered by this report. This is due to the extremely low yields available on Japanese bonds and the risk of significant price erosion that could occur as the Japanese economy recovers from a multi-year recession.

Currently, the foreign government securities sector of the Fund is approximately 50% hedged into dollar block currencies. In our view, this exposure to foreign currencies may mitigate any adverse changes in the performance of the U.S. bond market sectors that the Diversified Strategic Income Fund invests in.

In closing, we would like to thank you for your investment in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon           /s/ James E. Conroy

Heath B. McLendon               James E. Conroy
Chairman and                    Vice President and
Investment Officer              Investment Officer

/s/ John C. Bianchi,            /s/ Victor S. Filatov
John C. Bianchi, CFA            Victor S. Filatov
Vice President and              Vice President and
Investment Officer              Investment Officer

August 14, 1996


-----------------------------------------------------------------------------------------------------------------------------------
Historical Performance--Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------


                                                Net Asset Value
                                              -------------------
                                                  Beginning        End      Income      Capital Gain       Return       Total
Year Ended                                          of Year       of Year   Dividends   Distributions      of Capital  Returns(1)
===================================================================================================================================
7/31/96                                             $7.85         $ 7.82      $0.62        $  0.00            $0.05      8.39%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                                              7.76           7.85       0.48           0.00             0.19     10.35
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                                              8.41           7.76       0.62           0.10             0.04      1.16
-----------------------------------------------------------------------------------------------------------------------------------
Inception* - 7/31/93                                 8.24           8.41       0.45           0.12             0.00     9.30+
===================================================================================================================================
Total                                                                         $2.17         $ 0.22            $0.28
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------

                                                Net Asset Value
                                              ------------------
                                                  Beginning        End      Income      Capital Gain       Return       Total
Year Ended                                          of Year       of Year   Dividends   Distributions      of Capital  Returns(1)
===================================================================================================================================
7/31/96                                             $7.86         $ 7.83       $0.57     $  0.00                $0.05     7.80%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                                              7.76           7.86        0.44        0.00                 0.18     10.00
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                                              8.41           7.76        0.60        0.10                 0.03      0.66
-----------------------------------------------------------------------------------------------------------------------------------
7/31/93                                              8.55           8.41        0.58        0.14                 0.00      7.28
-----------------------------------------------------------------------------------------------------------------------------------
7/31/92                                              7.98           8.55        0.68        0.00                 0.07     17.12
-----------------------------------------------------------------------------------------------------------------------------------
7/31/91                                              8.06           7.98        0.71        0.06                 0.09     10.42
-----------------------------------------------------------------------------------------------------------------------------------
Inception* - 7/31/90                                 8.00           8.06        0.40        0.00                 0.00      6.00+
===================================================================================================================================
Total                                                                          $3.98      $ 0.30                $0.42
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class C Shares
-----------------------------------------------------------------------------------------------------------------------------------

                                                Net Asset Value
                                              -------------------
                                                  Beginning        End      Income      Capital Gain       Return       Total
Year Ended                                          of Year       of Year   Dividends   Distributions      of Capital  Returns(1)
===================================================================================================================================
7/31/96                                           $7.84           $ 7.81    $0.57       $  0.00           $0.05      7.82%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                                            7.76             7.84     0.44          0.00            0.18      9.73
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                                            8.41             7.76     0.60          0.10            0.03      0.66
-----------------------------------------------------------------------------------------------------------------------------------
Inception* - 7/31/93                               8.36             8.41     0.20          0.03            0.00      3.41+
===================================================================================================================================
Total                                                                       $1.81        $ 0.13           $0.26
===================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                                      Net Asset Value
                                                  -----------------------
                                                  Beginning        End      Income      Capital Gain       Return       Total
Year Ended                                          of Year       of Year   Dividends   Distributions      of Capital  Returns(1)
===================================================================================================================================
Inception* - 7/31/96                              $7.89             $7.82   $0.53         $0.00            $0.05        6.65%+
===================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                                      Net Asset Value
                                                  -----------------------
                                                  Beginning        End      Income      Capital Gain       Return       Total
Year Ended                                          of Year       of Year   Dividends   Distributions      of Capital  Returns(1)
===================================================================================================================================
7/31/96                                           $7.85             $7.82   $0.63         $0.00            $0.06        8.72%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                                            7.76              7.85    0.49          0.00             0.20       10.94
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                                            8.41              7.76    0.65          0.10             0.04        1.43
-----------------------------------------------------------------------------------------------------------------------------------
Inception* - 7/31/93                               8.24              8.41    0.47          0.12             0.00        9.47+
===================================================================================================================================
Total                                                                       $2.24         $0.22            $0.30
===================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
                                       ----------------------------------------------------
                                        Class A    Class B    Class C    Class Y    Class Z
===================================================================================================================================
Year Ended 7/31/96                       8.39%       7.80%       7.82%      N/A       8.72%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/96                  N/A        8.44         N/A       N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/96               7.78        8.90        6.37       6.65%+    8.13
===================================================================================================================================

                                                     Without Sales Charge(2)
                                       ----------------------------------------------------
                                        Class A    Class B    Class C    Class Y    Class Z
===========================================================================================
Year Ended 7/31/96                       3.51%       3.30%       6.82%      N/A       8.72%
-------------------------------------------------------------------------------------------
Five Years Ended 7/31/96                  N/A        8.30         N/A       N/A        N/A
-------------------------------------------------------------------------------------------
Inception* through 7/31/96               6.45        8.90        6.37       6.65%+    8.13
===========================================================================================

-----------------------------------------------------------------------------
Cumulative Total Return
-----------------------------------------------------------------------------
                                                     Without Sales Charges(1)
=============================================================================
Class A (Inception* through 7/31/96)                         32.25%
-----------------------------------------------------------------------------
Class B (Inception* through 7/31/96)                         75.51
-----------------------------------------------------------------------------
Class C (Inception* through 7/31/96)                         23.14
-----------------------------------------------------------------------------
Class Y (Inception* through 7/31/96)                          6.65+
-----------------------------------------------------------------------------
Class Z (Inception* through 7/31/96)                         33.92
==============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representive of the total return for the year.

------------------------------------------------------------------------------------------
Historical Performance (unaudited)
------------------------------------------------------------------------------------------



                     Growth of $10,000 Invested in Class B Shares of
                 the Smith Barney Diversified Strategic Income Fund vs.
                          Lehman Brothers Aggregate Bond Index+
                 ------------------------------------------------------
                               December 1989 -- July 1996


[LINE GRAPH]

Smith Barney Diversified Strategic Income Fund      Lehman Brothers Aggregate Bond Index
12/28/89                           10,000                       10,000
7/90                               10,600                       10,425
7/91                               11,704                       11,541
7/92                               13,707                       13,247
7/93                               14,705                       14,595
7/94                               14,801                       14,609
7/95                               16,281                       16,086
7/31/96                            17,551                       16,976


+ Hypothetical illustration of $10,000 invested in Class B shares at inception on December 28, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1996. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

-------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                 July 31, 1996
-------------------------------------------------------------------------------

Portfolio Breakdown

[PIE CHART PLOT POINTS]

Preferred Stock,
Convertible Preferred Stocks,
Common Stocks, and Warrants               1.7%
Foreign Bonds                            35.6%
Repurchase Agreements                     3.3%
U.S. Government & Agency
 Obligations                             34.4%
Corporate Bonds and Notes                25.0%


----------------------------------------------------------------------------------------------------------------------
Schedule of Investments                                                                                 July 31, 1996
----------------------------------------------------------------------------------------------------------------------

   FACE
   AMOUNT                               SECURITY                                                              VALUE
======================================================================================================================
U.S. GOVERNMENT SECTOR -- 34.4%
======================================================================================================================
U.S. Government & Agency
 Obligations -- 34.4%
   $27,000,000                    U.S. Treasury Notes, 6.625% due 6/30/01                               $   27,059,130
    27,500,000                    U.S. Treasury Principal Strips, 10.750% due 8/15/05                       14,920,950
   115,300,000                    U.S. Treasury Principal Strips, 11.250% due 2/15/15                       31,178,273
    29,992,288                    FHLMC, 9.000% due 9/1/21                                                  31,285,555
    73,461,647                    FHLMC, 8.000% due 1/1/23                                                  74,012,610
   202,304,773                    FHLMC Gold, 9.000% due 4/15/25                                           211,028,156
        88,617                    GNMA, 9.000% due 2/15/21                                                      92,743
   357,798,208                    GNMA, 8.000% due 9/14/25*                                                359,885,705
   193,974,466                    GNMA Platinum, 9.000% due 12/15/17                                       206,035,799
----------------------------------------------------------------------------------------------------------------------
                                  TOTAL U.S. GOVERNMENT SECTOR
                                  (Cost -- $944,813,660)                                                   955,498,921
======================================================================================================================
HIGH YIELD SECTOR -- 26.7%
======================================================================================================================
CORPORATE BONDS AND NOTES -- 25.0%
Aerospace and Defense -- 0.6%

   4,875,000                      Airplanes Pass Through Trust, 10.875% due 3/15/19                          5,082,188
   4,675,000                      Howmet Corp., 10.000% due 12/1/03@                                         4,932,125
   3,925,000                      Tracor Inc., 10.875% due 8/15/01                                           4,204,656
   2,375,000                      UNC, Inc., 11.000% due 6/1/06                                              2,434,375
----------------------------------------------------------------------------------------------------------------------
                                                                                                            16,653,344
----------------------------------------------------------------------------------------------------------------------
Automobile/Auto Parts/Truck Manufacturing -- 0.2%
                             Harvard Industries Inc.:
   5,250,000                      12.000% due 7/15/04                                                        5,158,125
   1,250,000                      11.125% due 8/1/05                                                         1,175,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,333,125

Broadcasting - TV, Cable and Radio -- 5.6%
   16,225,000                     Australis Media Ltd., step bond to yield  14.000% due 5/15/03+++           9,167,125
                                  Bell Cablemedia PLC:
   17,875,000                        Step bond to yield 11.950% due 7/15/04                                 12,870,000
   11,795,000                        Step bond to yield 11.875% due 9/15/05                                  7,430,850
                                  Cablevision Systems Corp.:
    7,700,000                     10.750% due 4/1/04                                                         7,786,625
    5,450,000                      9.875% due 2/15/13                                                        5,068,500
   12,950,000                     Comcast Cable, step bond to yield 11.200% due 11/15/07                     7,705,250
   27,600,000                     Marcus Cable Co., 11.875% due 8/1/04                                      18,167,279
   23,900,000                     NWCG Holdings, zero coupon due 6/15/99                                    18,851,125
                                  Rogers Cablesystems Ltd.:
   4,400,000                      10.000% due 12/1/07                                                        4,323,000
   5,700,000                      9.650% due 1/15/14                                                         3,670,329
   5,700,000                      11.000% due 12/1/15                                                        5,828,250
   9,875,000                      Rogers Communications Inc., 10.875% due 4/15/04                           10,134,219
   4,000,000                      SCI Television, 11.000% due 6/30/05                                        4,290,000

                       See Notes to Financial Statments.

--------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                    July 31, 1996
--------------------------------------------------------------------------------------------------------------------
   FACE
   AMOUNT                               SECURITY                                                            VALUE
====================================================================================================================
Broadcasting - TV, Cable and
 Radio -- 5.6% (continued)
 $  6,500,000                     SFX Broadcasting, 10.750% due 5/15/06                                 $  6,565,000
   12,325,000                     UIH Australia/Pacific, step bond to yield 14.000%
                                     due 5/15/06+++                                                        6,501,438
                                  UIH Inc.:
    9,375,000                        Step bond to yield 14.000% due 11/15/99                               6,187,500
    7,450,000                        Zero coupon due 11/15/99                                              4,917,000
    2,675,000                     Videotron Groupe Ltd., 10.625% due 2/15/05                               2,835,500
    5,375,000                     Videotron Holdings PLC, step bond to yield
                                     11.000% due 8/15/05                                                   3,520,625
    4,500,000                     Videotron Ltee., 10.250% due 10/15/02                                    4,657,500
    2,000,000                     Wireless One, 13.000% due 10/15/03+++                                    2,092,500
    2,850,000                     Young Broadcasting Inc., 11.750% due 11/15/04                            3,021,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                         155,590,615
--------------------------------------------------------------------------------------------------------------------
Building/Construction -- 0.3%
    2,250,000                     American Standard Inc., 11.375% due 5/15/04                              2,441,250
    4,850,000                     Greystone Homes Inc., 10.750% due 3/1/04                                 4,783,313
    2,800,000                     Miles Home Services Inc., 12.000% due 4/1/01                             2,072,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,296,563
--------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.4%
                                  NL Industries Inc.:
   15,400,000                        11.750% due 10/15/03                                                 15,708,000
    8,075,000                        Step bond to yield 13.000% due 10/15/05                               6,278,313
    6,150,000                     Pt. Polysindo Eka Perkasa, 13.000% due 6/15/01                           6,765,000
    8,350,000                     Terra Industries Inc., 10.500% due 6/15/05                               8,788,375
    2,525,000                     Texas Petrochemical Corp., 11.125% due 7/1/06                            2,603,906
--------------------------------------------------------------------------------------------------------------------
                                                                                                          40,143,594
--------------------------------------------------------------------------------------------------------------------
Consumer Durable Goods/Home Furnishings -- 0.6%
   23,425,000                     International Semi Tech Microelectronics Inc.,
                                     step bond to yield 11.500% due 8/15/03                               13,352,250
    3,675,000                     TAG-Heuer International, 12.000% due 12/15/05@                           3,822,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                          17,174,250
--------------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 0.6%
    4,696,000                     American Pad & Paper, 13.000% due 11/15/05                               5,329,960
                                  Interlake Corp.:
    1,075,000                        12.000% due 11/15/01                                                  1,139,500
    9,800,000                        12.125% due 3/1/02                                                    9,824,500
--------------------------------------------------------------------------------------------------------------------
                                                                                                          16,293,960
--------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.4%
    7,775,000                     Calpine Corp., 10.500% due 5/15/06                                       7,775,000
    3,529,972                     Midland Funding Corp. I, 10.330% due 7/23/02                             3,666,758
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,441,758

                      See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                       July 31, 1996
------------------------------------------------------------------------------------------------------------------------

   FACE
   AMOUNT                               SECURITY                                                             VALUE
========================================================================================================================
Electronics/Computers -- 0.4%
   $3,175,000                     Graphic Controls, 12.000% due 9/15/05                                   $    3,385,344
   8,500,000                      Unisys Corp., 12.000% due 4/15/03                                            8,595,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,980,969
------------------------------------------------------------------------------------------------------------------------
Food -- 0.2%
   3,800,000                      TLC Beatrice International, 11.500% due 10/1/05                              3,885,500
   2,475,000                      Van De Kamp Inc., 12.000% due 9/15/05                                        2,645,156
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,530,656
------------------------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.4%
         190                      Kash N' Karry, 11.500% due 2/1/03                                                  191
                                  Pathmark Stores Inc.:
   4,125,000                        11.625% due 6/15/02                                                        4,125,000
   7,615,000                        12.625% due 6/15/02                                                        7,691,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,816,341
------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 0.9%
    6,350,000                     Magellan Health Services, 11.250% due 4/15/04                                6,873,875
   17,425,000                     OrNda Healthcorp, 12.250% due 5/15/02                                       18,819,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,692,875
------------------------------------------------------------------------------------------------------------------------
Hotel/Gaming -- 1.7%
   8,525,000                      Aztar Corp., 13.750% due 10/1/04                                             9,761,125
  12,000,000                      Bally's Grand Inc., 10.375% due 12/15/03                                    13,140,000
   5,375,000                      Courtyard by Marriott II, 10.750% due 2/1/08@                                5,321,250
   5,275,000                      Mohegan Tribal Gaming Authority, 13.500% due
                                    11/15/02@                                                                  6,620,125
   2,000,000                      Showboat Inc., 13.000% due 8/1/09                                            2,287,500
                                  Station Casinos Inc.:
   6,975,000                        9.625% due 6/1/03                                                          6,696,000
   2,375,000                       10.125% due 3/15/06                                                         2,303,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                              46,129,750
------------------------------------------------------------------------------------------------------------------------
Insurance Companies -- 0.7%
   7,455,000                      Bankers Life Holding Corp., 13.000% due 11/1/02                              8,517,338
   9,720,000                      Life Partners Group Inc., 12.750% due 7/15/02                               10,594,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,112,138
------------------------------------------------------------------------------------------------------------------------
Leisure/Amusement/Motion Pictures -- 0.4%
   2,928,675                      Gillett Holdings Inc., 12.250% due 6/30/02                                   3,067,787
   8,350,000                      Remington Arms Inc., 10.000% due 12/1/03@                                    7,640,250
------------------------------------------------------------------------------------------------------------------------

                                                                                                              10,708,037
------------------------------------------------------------------------------------------------------------------------
Machinery -- 0.1%
   3,000,000                      Alvey Systems Inc., 11.375% due 1/31/03@                                     3,097,500
------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                        July 31, 1996
------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                               SECURITY                                                                 VALUE
========================================================================================================================
Metals/Mining -- 1.1%
$  5,000,000                      Ivex Holdings Corp., step bond to yield
                                    13.250% due 3/15/05                                                   $    3,237,500
  14,925,000                      Kaiser Aluminum & Chemical Corp., 12.750% due 2/1/03                        15,633,938
   4,325,000                      Renco Metals Inc., 11.500% due 7/1/03                                        4,454,750
   4,700,000                      Russel Metals Inc., 10.250% due 6/15/00                                      4,582,500
   3,410,000                      UCAR Global Enterprises Inc., 12.000% due 1/15/05                            3,878,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                              31,787,563
------------------------------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 1.1%
   2,650,000                      Clark R&M Holdings, zero coupon due 2/15/00                                  1,828,500
   8,700,000                      Clark USA, 10.875% due 12/1/05                                               8,895,750
   6,950,000                      Global Marine Inc., 12.750% due 12/15/99                                     7,540,750
   2,900,000                      Kelley Oil & Gas, 13.500% due 6/15/99                                        3,106,625
   3,725,000                      Santa Fe Energy Resources Inc., 11.000% due 5/15/04                          4,018,344
   4,450,000                      United Meridian Corp., 10.375% due 10/15/05                                  4,589,063
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,979,032
------------------------------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.2%
                                  Gaylord Container Corp.:
   2,000,000                         11.500% due 5/15/01                                                       2,060,000
   2,225,000                         12.750% due 5/15/05                                                       2,375,188
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,435,188
------------------------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.6%
   1,850,000                      Crown Paper Co., 11.000% due 9/1/05                                          1,785,250
   3,400,000                      Grupo Industrial Durango, 12.625% due 8/1/03                                 3,446,750
  16,950,000                      Indah Kiat International Finance Co., 11.875% due 6/15/02                   18,009,375
   3,300,000                      Polysindo International Finance, 11.375% due  6/15/06                        3,382,500
   4,925,000                      Repap New Brunswick Inc., 10.625% due 4/15/05                                4,715,688
   4,825,000                      SD Warren Co., 12.000% due 12/15/04@                                         5,126,563
   6,750,000                      Tjiwi Kimia International Finance Co., 13.250% due 8/1/01                    7,576,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                              44,043,001
------------------------------------------------------------------------------------------------------------------------
Personal Care Products/Cosmetics -- 0.9%
   5,750,000                      Revlon Consumer Products Corp., 10.500% due 2/15/03                          5,843,438
  22,850,000                      Revlon Worldwide Corp., zero coupon due 3/15/98                             19,194,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,037,438
------------------------------------------------------------------------------------------------------------------------
Real Estate Development/Investment -- 0.3%
   7,725,000                      Trizec Finance, 10.875% due 10/15/05                                         7,879,500
------------------------------------------------------------------------------------------------------------------------
Retail -- 0.3%
   7,550,000                      Barnes & Noble Inc., 11.875% due 1/15/03                                     8,116,250
------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                        July 31, 1996
------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                               SECURITY                                             VALUE
========================================================================================================================
Telephone/Communications -- 4.5%
                                  Albritton Communications Co.:
 $  1,175,000                      11.500% due 8/15/04                                                    $    1,222,000
    5,650,000                      9.750% due 11/30/07                                                         5,311,000
   17,150,000                     Clearnet Communications, step bond to yield
                                    14.750% due 12/15/05                                                      10,633,000
    8,200,000                     Dial Call Communications Inc., step bond to yield
                                    12.250% due 4/15/04                                                        5,289,000
    3,400,000                     Fonorola Inc., 12.500% due 8/15/02                                           3,693,250
   16,000,000                     Intelcom Group Inc., step bond to yield
                                     12.500% due 5/1/06                                                        8,720,000
   10,950,000                     Intermedia Communications of Florida, step bond to
                                    yield 12.500% due 5/15/06                                                  5,967,750
    4,050,000                     International Cabletel Inc., step bond to yield
                                    11.500% due 2/1/06@                                                        2,308,500
    3,325,000                     Metrocall Inc., 10.375% due 10/1/07                                          2,917,688
   14,000,000                     Millicom International Cellular, step bond to yield
                                     13.500% due 6/1/06@                                                       7,070,000
    8,045,000                     Mobile Telecommunications Technology,
                                     13.500% due 12/15/02                                                      8,386,913
   28,700,000                     Nextel Communications Inc., step bond to yield
                                    9.750% due 8/15/04                                                        16,072,000
    9,125,000                     Nextlink Communications, 12.500% due 4/15/06@                                8,896,875
    9,150,000                     Pagemart Inc., step bond to yield 12.250% due 11/1/03                        7,034,063
    8,950,000                     Pagemart Nationwide Inc., step bond to yield
                                    15.000% due 2/1/05@                                                        5,951,750
   32,725,000                     Telewest Communications, step bond to yield
                                     11.000% due 10/1/07                                                      19,225,935
    5,300,000                     U.S.A. Mobile Communications Inc., 14.000% due 11/1/04                       5,969,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                             124,668,849
------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.2%
    5,575,000                     Consolidated Cigar Corp., 10.500% due 3/1/03                                 5,846,781
------------------------------------------------------------------------------------------------------------------------
Transportation/Shipping -- 0.3%
     6,800,000                    Sea Containers Ltd., Series A, 12.500% due 12/1/04                           7,463,000
------------------------------------------------------------------------------------------------------------------------
                                  TOTAL CORPORATE BONDS AND NOTES
                                  (Cost -- $680,788,674)                                                     697,252,077
========================================================================================================================
   SHARES                                               SECURITY                                             VALUE
========================================================================================================================
COMMON STOCK -- 0.2%
Metals/Mining -- 0.2%
   328,658                        Algoma Steel Inc.#                                                           1,033,034

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                        July 31, 1996
------------------------------------------------------------------------------------------------------------------------

   SHARES                               SECURITY                                                                 VALUE
========================================================================================================================
Metals/Mining -- 0.2% (continued)
        160,800                        Freeport McMoRan Resource Partners, L.P.                           $    3,195,900
------------------------------------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCK
                                       (Cost -- $5,148,485)                                                    4,228,934
========================================================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.1%
Automobile/Auto Parts/Truck Manufacturing -- 0.3%
       169,800                         Navistar International Corp., Series G,
                                         Exchange $6.000                                                       9,339,000
------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 0.2%
       311,995                         Foxmeyer Health Corp., Series A, Exchange $4.200                        6,395,898
------------------------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
           1,418                       K-III Communications Corp., Series B, Exchange $11.625                    136,968
------------------------------------------------------------------------------------------------------------------------
Telephone/Communications -- 0.6%
        14,516                         Panamsat Corp., Exchange $12.750                                       16,185,338
------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (Cost -- $35,468,241)                                                  32,057,204
========================================================================================================================
PREFERRED STOCK -- 0.4%
Broadcasting - TV, Cable and Radio -- 0.4%
        10,401                         Time Warner Inc., Series K@
                                       (Cost -- $10,401,719)                                                  10,374,998
========================================================================================================================
WARRANTS -- 0.0%
Broadcasting - TV, Cable and Radio -- 0.0%
         6,000                         Wireless One, Expire 9/9/09@#                                              30,000
------------------------------------------------------------------------------------------------------------------------
Building/Construction -- 0.0%
        33,600                         Miles Homes Inc., Expire 4/1/97#                                            8,400
------------------------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
         8,500                         SD Warren Holdings Corp., Expire 12/15/06@#                               110,500
------------------------------------------------------------------------------------------------------------------------
Telephone/Communications -- 0.0%
         6,775                         Nextel Communications Inc., Expire 5/23/99#                                    68
        42,090                         Pagemart Inc., Expire 11/1/03#                                            273,585
        19,250                         Pagemart Nationwide Inc., Expire 12/31/03@#                               206,937
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 480,590
------------------------------------------------------------------------------------------------------------------------
                                       TOTAL WARRANTS
                                       (Cost -- $102,200)                                                        629,490
========================================================================================================================
                                       TOTAL HIGH YIELD SECTOR
                                       (Cost -- $731,909,319)                                                744,542,703
========================================================================================================================


                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                         July 31, 1996
-------------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT+                              SECURITY                                                                VALUE
=========================================================================================================================
INTERNATIONAL SECTOR -- 35.6%
=========================================================================================================================
BONDS --  35.6%
Argentina -- 0.1%
   3,000,000                    Argentina Discount Series L, 6.438% due 3/31/23++                          $    2,000,640
-------------------------------------------------------------------------------------------------------------------------
Australia -- 3.5%
                                Queensland Treasury Corp.:
   60,000,000                      8.000% due 5/14/97                                                          46,519,094
   66,000,000                      8.000% due 5/14/03                                                          50,167,101
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               96,686,195
-------------------------------------------------------------------------------------------------------------------------
Austria -- 0.6%
                                Oesterreichischekontrollbank:
    2,000,000                      9.000% due 5/21/97                                                           1,497,017
    8,000,000                      10.250% due 7/27/99                                                          6,359,139
   10,000,000                      10.750% due 8/8/01                                                           8,289,981
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               16,146,137
-------------------------------------------------------------------------------------------------------------------------
Barbados -- 0.0%
    1,000,000                   Barbados Government, 10.500% due 6/9/97                                         1,022,500
-------------------------------------------------------------------------------------------------------------------------
Brazil -- 0.1%
    3,000,000                   Banco Nac Desen, 10.375% due 4/27/98                                            3,060,000
-------------------------------------------------------------------------------------------------------------------------
Canada --    3.0%
    7,000,000                   Autobahn Schnell, 10.125% due 3/15/01                                           5,650,193
    6,500,000                   Electric Power Development, 8.750% due 6/11/97                                  4,859,393
    6,000,000                   Eurofima, 10.750% due 7/31/01                                                   4,971,260
   60,000,000                   Government of Canada, 9.000% due 12/1/04                                       47,702,265
    5,400,000                   International Finance Corp., 7.750% due 8/18/98                                 4,041,946
    9,000,000                   Kingdom of Sweden, 10.625% due 6/3/98                                           7,039,435
    2,000,000                   Province of Alberta, 7.750% due 2/4/98                                          1,496,958
    3,000,000                   Province of Ontario, 10.000% due 9/30/96                                        2,201,870
    7,000,000                   Tokyo Electric Power, 10.500% due 6/14/01                                       5,723,407
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               83,686,727
-------------------------------------------------------------------------------------------------------------------------
Czech Republic -- 0.1%
  100,000,000                   Czech Electric Co., 14.375% due 1/27/01                                         3,744,126
-------------------------------------------------------------------------------------------------------------------------
Denmark  --  1.9%
                                Kingdom of Denmark:
  100,000,000                    8.000% due 5/15/03                                                            18,684,890
  200,000,000                    7.000% due 12/15/04                                                           34,941,939
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               53,626,829
-------------------------------------------------------------------------------------------------------------------------
Finland  --  0.5%
   56,000,000                   Government of Finland, 9.500% due 3/15/04                                      14,164,933
-------------------------------------------------------------------------------------------------------------------------
France  --   0.3%
   11,000,000                   Electricite de France, 9.750% due 9/8/99                                        8,648,774
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                         July 31, 1996
-------------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT+                              SECURITY                                                                  VALUE
=========================================================================================================================
Germany -- 5.9%
   162,500,000                    Bundesrepublic Deutschland, 6.250% due 4/26/06                          $   109,330,017
    67,500,000                    Bundesobligation, 5.250% due 2/21/01                                         45,798,988
    10,000,000                    Treuhandanstalt, 7.500% due 9/9/04                                            7,302,417
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              162,431,422
-------------------------------------------------------------------------------------------------------------------------
Ireland -- 3.3%
   55,000,000                     Republic of Ireland, 8.000% due 10/18/00                                     91,920,443
-------------------------------------------------------------------------------------------------------------------------
Italy -- 2.8%
                                  Buoni Poliennali Del Tesoro:
   40,000,000,000                   12.000% due 1/1/98                                                         27,373,356
   40,000,000,000                   8.500% due 8/1/99                                                          26,255,593
   40,000,000,000                   8.500% due 8/1/04                                                          25,237,771
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               78,866,720
-------------------------------------------------------------------------------------------------------------------------
Mexico -- 0.2%
    2,000,000                     Mexico Repackage Foreign, 7.102% due 3/31/08++                                1,872,500
   10,000,000                     Mexican States Value Recovery Rights, Expire 6/30/03                                  0
    5,000,000                     United Mexican States Series B, 6.250% due 12/31/19                           3,218,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,091,250
-------------------------------------------------------------------------------------------------------------------------
New Zealand -- 2.0%
                                  New Zealand Government:
  50,000,000                       9.000% due 11/15/96                                                         34,397,153
  27,000,000                       10.000% due 3/15/02                                                         19,937,384
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               54,334,537
-------------------------------------------------------------------------------------------------------------------------
Spain -- 5.3%
   3,150,000,000                  European Investment Bank, 11.250% due 3/15/00                                27,431,401
                                  Government of Spain:
   6,500,000,000                  10.250% due 11/30/98                                                         54,375,671
   7,840,000,000                  10.100% due 2/28/01                                                          66,857,838
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              148,664,910
-------------------------------------------------------------------------------------------------------------------------
Sweden -- 2.4%
   400,000,000                    Kingdom of Sweden, 10.250% due 5/5/03                                        67,446,541
-------------------------------------------------------------------------------------------------------------------------
Thailand -- 0.1%
   50,000,000                     ABN AMRO Bank N.V., 9.100% due 8/5/97                                         1,985,460
-------------------------------------------------------------------------------------------------------------------------
Trinidad -- 0.1%
    2,000,000                     Trinidad & Tobago, 11.500% due 11/20/97                                       1,935,000
-------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 3.1%
                                  U.K. Treasury:
   26,000,000                      7.000% due 11/6/01                                                          39,885,398
   30,000,000                      7.750% due 9/8/06                                                           46,180,440
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               86,065,838
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                        July 31, 1996
------------------------------------------------------------------------------------------------------------------------

   FACE
   AMOUNT+                              SECURITY                                                             VALUE
========================================================================================================================
Uruguay -- 0.2%
   4,500,000                      Uruguay Banco Central, 6.750% due 2/19/21                               $    3,285,000
   2,000,000                      Uruguay Banco Central Foreign, 6.688% due 2/18/07++                          1,720,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,005,000
------------------------------------------------------------------------------------------------------------------------
Venezuela -- 0.1%
                                  Republic of Venezuela Foreign:
   1,000,000                      6.938% due 12/28/98++                                                          958,300
   3,000,000                      6.938% due 12/31/03++                                                        1,980,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,938,300
------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INTERNATIONAL SECTOR
                                  (Cost -- $956,290,903)                                                     989,472,282
========================================================================================================================
   FACE
   AMOUNT                               SECURITY                                                             VALUE
========================================================================================================================
REPURCHASE AGREEMENT -- 3.3%
   $90,946,000                    CS First Boston, 5.550% due 8/1/96; Proceeds at maturity --
                                  $90,960,021; (Fully collateralized by U.S. Treasury Notes, 5.125%
                                  due 2/28/98; Market value -- $92,838,710) (Cost -- $90,946,000)             90,946,000
========================================================================================================================
                                  TOTAL INVESTMENTS -- 100%
                                  (Cost -- $2,723,959,882**)                                              $2,780,459,906
========================================================================================================================

  * Range includes certain securities traded on a "to-be-announced" basis (See
    Note 8).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
+++ Security issued with attached warrants.
  # Non-income producing security.
  + Represents local currency.
 ++ Variable rate security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

---------------------------------------------------------------------------
Statement of Assets and Liabilities                           July 31, 1996
---------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $2,723,959,882)                  $ 2,780,459,906
   Foreign currency (Cost -- $538,576)                                     537,585
   Cash                                                                  1,465,660
   Receivable for securities sold                                        9,807,005
   Receivable for Fund shares sold                                       4,954,938
   Receivable for open forward foreign currency contracts                  360,306
   Dividends and interest receivable                                    50,376,215
----------------------------------------------------------------------------------
   Total Assets                                                      2,847,961,615
----------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                    171,523,724
   Payable for open forward foreign currency contracts                   4,318,365
   Distribution fees payable                                             1,890,543
   Investment advisory fees payable                                      1,012,674
   Administration fees payable                                             450,077
   Accrued expenses and other liabilities                                1,156,787
----------------------------------------------------------------------------------
   Total Liabilities                                                   180,352,170
----------------------------------------------------------------------------------
Total Net Assets                                                    $2,667,609,445
==================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $       340,702
   Capital paid in excess of par value                               2,728,799,147
   Undistributed net investment income                                   1,045,741
   Accumulated net realized loss from investments                     (115,447,984)
   Net unrealized appreciation of investments
     and foreign currencies                                             52,871,839
----------------------------------------------------------------------------------
Total Net Assets                                                    $2,667,609,445
==================================================================================
Shares Outstanding:
   Class A                                                              25,930,321
   -------------------------------------------------------------------------------
   Class B                                                             303,841,930
   -------------------------------------------------------------------------------
   Class C                                                               5,403,149
   -------------------------------------------------------------------------------
   Class Y                                                               3,445,891
   -------------------------------------------------------------------------------
   Class Z                                                               2,080,516
   -------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                            $7.82
   -------------------------------------------------------------------------------
   Class B*                                                                  $7.83
   -------------------------------------------------------------------------------
   Class C**                                                                 $7.81
   -------------------------------------------------------------------------------
   Class Y (and redemption price)                                            $7.82
   -------------------------------------------------------------------------------
   Class Z (and redemption price)                                            $7.82
   -------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.71% of net asset value per share)                  $8.19
==================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

----------------------------------------------------------------------------------
Statement of Operations                           For the Year Ended July 31, 1996
----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (net of interest expense of $783,833)                 $    210,999,542
   Dividends                                                             5,293,243
   Less: Foreign withholding tax                                          (380,537)
----------------------------------------------------------------------------------
   Total Investment Income                                             215,912,248
----------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                           18,641,336
   Investment advisory fees (Note 2)                                    11,818,108
   Administration fees (Note 2)                                          5,252,493
   Shareholder and system servicing fees                                 1,802,768
   Custody                                                                 739,151
   Registration fees                                                       234,716
   Shareholder communications                                               97,995
   Audit and legal                                                          34,882
   Trustees' fees                                                           30,000
   Pricing service fees                                                     25,250
   Other                                                                    74,009
----------------------------------------------------------------------------------
   Total Expenses                                                       38,750,708
----------------------------------------------------------------------------------
Net Investment Income                                                  177,161,540
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)            (2,768,842)
     Foreign currency transactions                                      17,651,773
----------------------------------------------------------------------------------
   Net Realized Gain                                                    14,882,931
----------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   of Investments and Foreign Currencies:
     Beginning of year                                                  47,038,877
     End of year                                                        52,871,839
----------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                               5,832,962
----------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                          20,715,893
----------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $  197,877,433
==================================================================================



                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------
Statements of Changes in Net Assets                      For the Years Ended July 31,
-------------------------------------------------------------------------------------
                                                1996                      1995
-------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                       $  177,161,540          $  194,342,067
   Net realized gain (loss)                        14,882,931            (120,060,362)
   Increase in net unrealized
     appreciation                                   5,832,962             158,509,479
-------------------------------------------------------------------------------------
   Increase in Net Assets From
     Operations                                   197,877,433             232,791,184
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                         (192,230,951)           (144,007,998)
   Capital                                        (16,857,212)            (58,367,013)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders               (209,088,163)           (202,375,011)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares               480,703,999             434,771,060
   Net asset value of shares issued for
     reinvestment of dividends                    117,096,917             116,727,753
   Cost of shares reacquired                     (490,087,798)           (568,365,595)
-------------------------------------------------------------------------------------
   Increase (Decrease) in Net
     Assets From Fund Share Transactions          107,713,118             (16,866,782)
-------------------------------------------------------------------------------------
Increase in Net Assets                             96,502,388              13,549,391

NET ASSETS:
   Beginning of year                            2,571,107,057           2,557,557,666
-------------------------------------------------------------------------------------
   End of year*                                $2,667,609,445          $2,571,107,057
=====================================================================================
*Includes undistributed (overdistributed)
   net investment income of:                       $1,045,741            $(11,805,103)
=====================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
     1.  Significant Accounting Policies

     The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(h) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1996, reclassifications are made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $16,811,606 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  Investment Advisory Agreement, Administration
         Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management ("Global Capital Management"), a subsidiary of SBH. SBMFM pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the average daily net assets. These fees are calculated daily and paid monthly.

     SBMFM also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1996, SB received sales charges of approximately $792,000 on sales of the Fund's Class A shares.

---------------------------------------------------------------------------
Notes to Financial Statements (continued)
---------------------------------------------------------------------------

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1996, CDSCs paid to SB were:

                                        Class A     Class B         Class C
============================================================================
CDSCs                                  $2,000    $4,015,000          $16,000
============================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1996, total Distribution Plan fees incurred were:

                                        Class A     Class B         Class C
============================================================================
Distribution Plan Fees               $473,863   $17,979,685         $187,788
============================================================================

All officers and one Trustee of the Trust are employees of SB.

     3.  Investments

     During the year ended July 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

============================================================================
Purchases                                                     $2,676,886,533
----------------------------------------------------------------------------
Sales                                                          2,320,582,702
============================================================================

     At July 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

============================================================================
Gross unrealized appreciation                                    $75,623,000
Gross unrealized depreciation                                    (19,123,000)
----------------------------------------------------------------------------
Net unrealized appreciation                                      $56,500,000
============================================================================

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------
     4.  Capital Loss Carryforward

     At July 31, 1996, the Fund had, for Federal tax purposes, approximately $113,189,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                                           2003           2004
---------------------------------------------------------------------------------
Carryforward Amounts                                   $22,009,000    $91,180,000
---------------------------------------------------------------------------------

     5.  Forward Foreign Currency Contracts

       At July 31, 1996, the Fund had the following open forward foreign currency contracts:

                               Local               Market        Settlement     Unrealized
Foreign Currency             Currency               Value           Date        Gain(Loss)
------------------------------------------------------------------------------------------
To Sell:
   Canadian Dollar          1,465,000          $   1,065,949        8/1/96     $       436
   Canadian Dollar         35,000,000             25,480,322       8/21/96         128,247
   Finnish Markka         125,000,000             27,869,064       8/21/96        (861,483)
   German Deutschmark      52,430,000             35,644,940       8/21/96      (1,174,424)
   Irish Punt              27,000,000             43,710,681       8/21/96        (780,681)
   Italian Lira         2,975,000,000              1,955,889        8/1/96          (7,433)
   Spanish Peseta       7,700,000,000             61,177,630       8/21/96      (1,251,718)
   Swedish Krona           90,000,000             13,619,339       8/21/96        (242,626)
------------------------------------------------------------------------------------------
                                                 210,523,814                    (4,189,682)
------------------------------------------------------------------------------------------
To Buy:
   Finnish Markka         125,000,000             27,869,064       8/21/96         231,623
------------------------------------------------------------------------------------------
Total Market Value and
Unrealized Loss on Forward
Foreign Currency Contracts                     $ 238,392,878                   $(3,958,059)
==========================================================================================

     6.  Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

    7.  Reverse Repurchase Agreement

     The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     At July 31, 1996, the Fund had no open reverse repurchase agreements.

     8.  Securities Traded on a To-Be-Announced Basis

     The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of July 31, 1996, the Fund held three TBA securities with a cost of $167,347,188.

     9.  Shares of Beneficial Interest

     At July 31, 1996, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class C and Class D shares as Class Z and Class C shares, respectively.

     At July 31, 1996, total paid-in capital amounted to the following for each class:

                                 Class A           Class B          Class C        Class Y         Class Z
===========================================================================================================
Total Paid-in
 Capital                        $201,038,128    $2,442,512,893   $ 42,021,900   $  27,017,719    $16,549,209
===========================================================================================================

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                Year Ended                         Year Ended
                                              July 31, 1996*                     July 31, 1995**
                                  ------------------------------------    ---------------------------
                                     Shares                   Amount         Shares         Amount
=====================================================================================================
Class A
Shares sold                       10,064,712            $   79,242,075     16,995,643   $ 130,357,316
Shares issued on
  reinvestment                     1,195,005                 9,395,484      1,056,344       8,081,035
Shares redeemed                   (7,912,833)              (62,199,723)    (5,260,464)    (40,179,768)
-----------------------------------------------------------------------------------------------------
Net Increase                       3,346,884            $   26,437,836     12,791,523   $  98,258,583
=====================================================================================================
Class B
Shares sold                       42,794,620            $  338,212,178     37,672,470   $ 288,491,309
Shares issued on
  reinvestment                    13,269,424               104,516,969     14,007,761     107,194,835
Shares redeemed                  (53,265,139)             (420,311,482)   (68,658,784)   (524,800,223)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease)            2,798,905            $   22,417,665    (16,978,553)  $(129,114,079)
=====================================================================================================
Class C
Shares sold                        4,096,751            $   32,284,568      1,589,260   $  12,192,975
Shares issued on
  reinvestment                       217,477                 1,708,186         39,755         306,081
Shares redeemed                     (534,146)               (4,194,091)      (143,121)     (1,099,986)
-----------------------------------------------------------------------------------------------------
Net Increase                       3,780,082            $   29,798,663      1,485,894   $  11,399,070
=====================================================================================================
Class Y
Shares sold                        3,547,674            $   27,875,262             --              --
Shares issued on
  reinvestment                        19,630                   154,747             --              --
Shares redeemed                     (121,413)                 (955,401)            --              --
-----------------------------------------------------------------------------------------------------
Net Increase                       3,445,891            $   27,074,608             --              --
=====================================================================================================
Class Z
Shares sold                          391,370            $    3,089,916        489,667   $   3,729,460
Shares issued on
  reinvestment                       168,060                 1,321,531        149,667       1,145,802
Shares redeemed                     (308,090)               (2,427,101)      (298,158)     (2,285,618)
-----------------------------------------------------------------------------------------------------
Net Increase                         251,340            $    1,984,346        341,176   $   2,589,644
=====================================================================================================

  * Transactions for Class Y shares are for the period from October 10, 1995 (inception date) to July 31, 1996
** On November 7, 1994, the former Class D shares were renamed Class C shares and the former Class C shares were renamed Class Z shares.
 .

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------
     10. FUND CONCENTRATION

     The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                     1996       1995       1994      1993(1)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $   7.85   $   7.76   $  8.41   $   8.24
-----------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(2)                          0.61       0.94      0.63       0.47
   Net realized and unrealized gain (loss)           0.03      (0.18)    (0.52)      0.27
-----------------------------------------------------------------------------------------
Total Income From Operations                         0.64       0.76      0.11       0.74
-----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.62)     (0.48)    (0.56)     (0.45)
   Overdistributions of net investment income          --         --     (0.06)        --
   Net realized gains                                  --         --     (0.10)     (0.12)
   Capital                                          (0.05)     (0.19)    (0.04)        --
-----------------------------------------------------------------------------------------
Total Distributions                                 (0.67)     (0.67)    (0.76)     (0.57)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $   7.82   $   7.85   $  7.76   $   8.41
------------------------------------------------------------------------------------------
Total Return                                         8.39%     10.35%     1.16%      9.30%+++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $202,700   $177,336   $76,019   $ 48,334
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                       1.04%      1.09%     1.10%      1.10%+
   Net investment income                             7.85       8.15      7.67       8.26+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                90%        83%       93%       116%
------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(3)                $   0.00*        --        --         --
------------------------------------------------------------------------------------------

(1)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(2) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                          Per Share Decreases               Expense Ratios
                       in Net Investment Income           Without Fee Waivers
                       ------------------------          ----------------------
                          1995       1994                   1995        1994
                          ----       ----                   ----        ----
   Class A                $0.01         $0.00*              1.14%         1.12%

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Amount represents less than $0.01 per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares               1996         1995     1994     1993     1992
=========================================================================
Net Asset Value, Beginning
 of Year                    $7.86        $7.76    $8.41    $8.55    $7.98
-------------------------------------------------------------------------
Income From Operations:
   Net investment income(1)  0.58         0.70     0.59     0.65     0.68
   Net realized and
    unrealized gain (loss)   0.01         0.02    (0.51)   (0.07)    0.64
-------------------------------------------------------------------------
Total Income From
 Operations                  0.59         0.72     0.08     0.58     1.32
-------------------------------------------------------------------------
Less Distributions From:
   Net investment income    (0.57)       (0.44)   (0.54)   (0.58)   (0.68)
   Overdistributions of net
     investment income         --           --    (0.06)      --       --
   Net realized gains          --           --    (0.10)   (0.14)      --
   Capital                  (0.05)       (0.18)   (0.03)      --    (0.07)
-------------------------------------------------------------------------
Total Distributions         (0.62)       (0.62)   (0.73)   (0.72)   (0.75)
-------------------------------------------------------------------------
Net Asset Value, End of
 Year                       $7.83        $7.86    $7.76    $8.41    $8.55
-------------------------------------------------------------------------
Total Return                 7.80%       10.00%    0.66%    7.28%   17.12%
-------------------------------------------------------------------------
Net Assets, End of Year
 (millions)                $2,380       $2,367   $2,469   $2,105   $1,465
-------------------------------------------------------------------------
Ratios to Average Net
 Assets:
   Expenses(1)               1.52%        1.56%    1.57%    1.59%    1.62%
   Net investment income     7.36         6.82     7.20     7.77     7.99
-------------------------------------------------------------------------
Portfolio Turnover Rate        90%          83%      93%     116%     125%
-------------------------------------------------------------------------
Average commissions per
 share paid on equity
 transactions(2)            $0.00*          --       --       --       --
-------------------------------------------------------------------------

(1) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the ratios of expenses to average net assets would have been as follows:

                Per Share Decreases            Expense Ratios
            in Net Investment Income        Without Fee Waivers
            ------------------------        -------------------
               1995           1994          1995           1994
               ----           ----          ----           ----
   Class B    $0.00*         $0.00*          1.61%         1.59%

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

*    Amount represents less than $0.01 per share.

----------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:


Class C Shares                                                     1996      1995(1)    1994       1993(2)
==========================================================================================================
Net Asset Value, Beginning of Year                              $  7.84   $  7.76     $ 8.41     $ 8.36
----------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                                        0.52      1.16       0.55       0.22
   Net realized and unrealized
   gain (loss)                                                     0.07     (0.46)     (0.47)      0.06
----------------------------------------------------------------------------------------------------------
Total Income From Operations                                       0.59      0.70       0.08       0.28
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                          (0.57)    (0.44)     (0.54)     (0.20)
   Overdistributions of net investment income                        --        --      (0.06)        --
   Net realized gains                                                --        --      (0.10)     (0.03)
   Capital                                                        (0.05)    (0.18)     (0.03)        --
----------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.62)    (0.62)     (0.73)     (0.23)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $  7.81   $  7.84     $ 7.76   $   8.41
----------------------------------------------------------------------------------------------------------
Total Return                                                       7.82%     9.73%      0.66%   3.41%+++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $42,222   $12,730     $1,065   $     11
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                                     1.47%     1.46%      1.57%    1.50%+
   Net investment income                                           7.61     10.23       7.20      7.87+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              90%       83%        93%       116%
----------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)                               $  0.00*       --         --         --
==========================================================================================================

(1)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(2)  For the period from March 19, 1993 (inception date) to July 31, 1993.
(3) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                 Per Share Decreases           Expense Ratios
              in Net Investment Income       Without Fee Waivers
              ------------------------      --------------------
               1995           1994          1995           1994
               ----           ----          ----           ----
   Class C    $0.00*         $0.00*         1.51%          1.58%

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Amount represents less than $0.01 per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------
For a share of each class of beneficial
 interest outstanding throughout each
 year:
Class Y Shares                                                1996(1)
====================================================================
Net Asset Value, Beginning of Year                            $7.89
--------------------------------------------------------------------
Income From Operations:
   Net investment income                                       0.50
   Net realized and unrealized gain                            0.01
--------------------------------------------------------------------
Total Income From Operations                                   0.51
--------------------------------------------------------------------
Less Distributions From:
   Net investment income                                      (0.53)
   Capital                                                    (0.05)
--------------------------------------------------------------------
Total Distributions                                           (0.58)
--------------------------------------------------------------------
Net Asset Value, End of Year                                  $7.82
--------------------------------------------------------------------
Total Return+++                                                6.65%
--------------------------------------------------------------------
Net Assets, End of Year (000s)                              $26,940
--------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                                    0.69%
   Net investment income                                       8.54
--------------------------------------------------------------------
Portfolio Turnover Rate                                          90%
--------------------------------------------------------------------
Average commissions per share
     paid on equity transactions                              $0.00*
====================================================================

(1)  For the period from October 10, 1995 (inception date) to July 31, 1996.
*    Amount represents less than $0.01 per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


-------------------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares                              1996           1995(1)        1994      1993(2)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $7.85          $7.76          $8.41        $8.24
-------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                 0.64           0.84           0.68        0.51
   Net realized and unrealized gain
    (loss)                                  0.02          (0.06)         (0.54)       0.25
-------------------------------------------------------------------------------------------
Total Income From Operations                0.66           0.78           0.14        0.76
-------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.63)         (0.49)         (0.59)      (0.47)
   Overdistributions of net
    investment income                       --               --          (0.06)         --
   Net realized gains                       --               --          (0.10)      (0.12)
   Capital                                 (0.06)         (0.20)         (0.04)         --
-------------------------------------------------------------------------------------------
Total Distributions                        (0.69)         (0.69)         (0.79)      (0.59)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $7.82          $7.85          $7.76       $8.41
-------------------------------------------------------------------------------------------
Total Return                                8.72%         10.94%          1.43%       9.47%+++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $16,270        $14,361        $11,552    $ 11,803
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                              0.70%          0.75%          0.75%       0.80%+
   Net investment income                    8.19           8.30           8.02        8.56+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       90%            83%            93%        116%
-------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)          $0.00*            --             --          --
-------------------------------------------------------------------------------------------

(1)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(3) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                         Per Share Decreases              Expense Ratios
                       in Net Investment Income         Without Fee Waivers
                       ------------------------         -------------------
                            1995           1994          1995           1994
                            ----           ----          ----           ----
     Class Z               $0.00*         $0.00*         0.80%          0.77%


(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Amount represents less than $0.01 per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
Independent Auditors' Report
-------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 30, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. As to securities purchased and sold but not delivered and received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP


New York, New York
September 23, 1996

                        SMITH BARNEY
                        ------------

                    A Member of TravelersGroup[LOGO]

Smith Barney
Diversified
Strategic Income
Fund


Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and
Treasurer

James E. Conroy
First Vice President and
Investment Officer

John C. Bianchi
Vice President and
Investment Officer

Victor S. Filatov
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
The Bank of New York

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Diversified Strategic Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Diversified Strategic
Income Fund
388 Greenwich Street
New York, New York 10013

FD01184 9/96

                       ANNUAL REPORT
1996
1996
1996                             [LOGO]
1996
1996

                                Smith Barney
                                Utilities Fund
                                -------------------------------------
                                July 31, 1996



                       [LOGO]   Smith Barney Mutual Funds
                                Investing for your future.
                                Every day.

--------------------------------------------------------------------------------
Smith Barney Utilities Fund
--------------------------------------------------------------------------------
Dear Shareholder:
We are pleased to provide you with the annual report for the Smith Barney Utilities Fund for the fiscal year ended July 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

It was another eventful year in the utilities industry -- a year of ever-increasing competition, industry consolidation and mergers, generally strong but volatile performance among companies, and an overall evolutionary environment in what has long been considered a familiar and staid industry. For the utilities industry and its investors, the past several years have shown that it's clearly not business as usual.

We realize that the evolution occurring within the electric utilities industry can be unsettling to our investors, and therefore have decided to take a somewhat different approach to this year's annual report. In addition to providing an update on your Fund's performance and summarizing the economic and market conditions that influenced our investment decisions during the past twelve months, we have also included a separate research report on the electric utilities industry. Prepared exclusively for investors in the Smith Barney Utilities Fund by experts at Smith Barney, "No Song & Dance: Straight Talk on Utilities" is a detailed, no nonsense look at the changes occurring within the electric utilities industry and the opportunities available right now and in the future. We urge you to spend a few minutes reading it, and to speak with your Financial Consultant should you have any questions or concerns.

Fund Performance

The investment objective of the Smith Barney Utilities Fund is to provide investors with current income and long-term capital growth by investing in a balanced portfolio of utility stocks and investment grade utility bonds. Consistent with this objective, the Smith Barney Utilities Fund provided investors in Class A shares with a total return of 9.21% for this fiscal year and an annualized distribution rate of 5.62% (based on the Fund's net asset value of $14.51 per share as of July 31, 1996 and dividends totaling $0.816 per share for Class A shares). In comparison, the one-year total return for the Lipper Utilities Fund Average was 11.43% and the annualized distribution rate for the Fund's peer group of utility funds averaged 3.64%. (Lipper is an independent mutual fund performance ranking organization.) The Smith Barney Utilities Fund generally has a higher weighting in bonds than other utilities funds in its category, which hindered its one-year total return performance versus the Lipper average since the bond market experienced more of a decline during the second half of the Fund's fiscal year than did utility stocks. On the other hand, its higher bond concentration contributed to the Fund's higher current yield to investors. Over the longer term, the Fund's allocation between stocks and bonds has resulted in attractive performance numbers.

MARKET AND ECONOMIC OVERVIEW

During the last fiscal year, and since our last shareholder report dated January 31, 1996, the domestic equity markets continued to move higher. However, the level of volatility in the market increased as investors focused on higher corporate earnings, stronger-than-expected growth in the U.S. economy, and the potential of monetary tightening by the Federal Reserve Board. The U.S. fixed income markets also experienced an increase in volatility, but moved downward rather than up, as investor fears over the re-emergence of inflation caused long-term interest rates to rise by more than 1%. The yield on the benchmark 30-year U.S. Treasury bond, which stood at 5.95% on December 31, 1995, peaked to a high of 7.21% during the months of June and July 1996, before declining to below the psychologically important level of 7.00% on July 31, 1996.

Going forward, we expect the U.S. economy to grow at a more moderate, sustainable rate. In our opinion, inflation should remain under control as the Federal Reserve remains resolved to maintaining control over the pace of U.S. economic growth. Although we do not expect the Federal Reserve to raise interest rates before the November presidential election, it remains a possibility. Should economic growth accelerate in the fourth quarter, we believe this would cause a rate increase in early 1997. Moreover, we believe corporate earnings growth will continue to match or exceed the expectations of many analysts.

INDUSTRY OVERVIEW

The electric utility industry continues to evolve from a monopolistic to a more competitive environment in which consumers will have a greater choice of energy suppliers. In response to these competitive pressures, the utilities industry is attempting to become more efficient. Utility companies are restructuring, downsizing their organizations, and refocusing their business strategies to enable them to compete more effectively and continue to grow earnings. For example, some utilities have restructured their businesses into discrete units involved in power generation and distribution, making it possible to sell off one of the components or spin it off to shareholders. Also, the pace of mergers and acquisitions within the electric utilities industry has increased due to the significant cost savings that can be realized, thus improving the combined company's competitive position. In addition, we expect electric utility companies to continue to explore business opportunities in the natural gas industry, with the goal of becoming a diversified energy supplier. The merger trend is likely to continue and could eventually involve both electric utility and natural gas companies in the same geographic areas.

Jurisdiction over the industry is currently divided among federal and state agencies, with the states controlling the distribution and sale of electricity to retail customers. The final structure of the industry will therefore be the product of both federal and state regulatory agencies. As a result, industry changes will evolve at an uneven pace across the United States and will result in uneven performance among utility companies.

The reduction in regulatory protection will increase business risks for those companies with high costs, yet provide significant opportunities for well-managed and lower-cost companies. Investors in the financial markets have already begun to differentiate between more competitive companies with lower costs, strong management teams and better growth potential, versus those companies that will face pressure due to higher costs, lack of a clear corporate strategy and limited growth potential. In our view, those companies that are growth-oriented, have a solid competitive position, a growing service territory and a strong management team should provide better investment opportunities.

INVESTMENT STRATEGY

The Smith Barney Utilities Fund's investment strategy is to focus on solid fundamental analysis and favorable market valuations with the objective of providing investors with current income and long-term capital growth. The combination of stocks and bonds in the portfolio enables the Utilities Fund to achieve high current yield potential from the bond sector as well as additional income and long-term capital growth from stocks. As of July 31, 1996, the Fund's portfolio mix was approximately 59% common stocks, 40% long-term investment grade bonds and 1% cash.

The stock portion of the portfolio includes both yield- and growth-oriented investments in the electric utility, natural gas and telecommunications industries. We have increased the Fund's holdings of growth-oriented electric utility companies with solid competitive positions, growing service territories, and strong management teams. However, at the present time we are looking to increase the Fund's holdings in the stocks of select natural gas companies and decrease its holdings in telecommunication stocks because of their declining prices this year due to competitive pressures affecting the industry's fee structure. Since our last report, we have initiated new positions or added to our existing positions in the following companies: American Electric Power,

Carolina Power and Light, CMS Energy, Entergy Corporation, Kansas City Power and Light, Pacificorp, Pinnacle West Capital, Portland General Corporation, SCE Corporation, Sierra Pacific Corporation, and Texas Utilities. We sold or reduced holdings in Boston Edison Company, Eastern Utilities Association, Enova Corporation, New England Electric Systems, Public Service Enterprise Group, Southern Company and Unicom Corporation. Moreover, the Fund increased its natural gas holdings of Panenergy Corporation and liquidated its portions in Washington Energy Company and MCN Corporation. In the telecommunications sector, the Fund reduced its holdings in Bell South, Frontier Corporation, GTE and NYNEX, but did add to its holdings in AT&T due to attractive valuation levels.

In the bond portion of the Fund, we focused on investment grade utility bonds. Looking ahead, the bond portion of the Fund will require increased analysis of those utilities that have high costs, face increasing competition, and have the possibility of writing off plant and equipment due to changing market conditions.

CONCLUSION

Evolution is never an easy process, but it can provide opportunities if weathered successfully. Despite the changes occurring in the electric utility industry, we continue to believe that utilities remain attractive investments for conservative investors seeking current income and long-term capital growth. In closing, thank you for investing in the Smith Barney Utilities Fund. We look forward to continuing to help you reach your financial goals.

Sincerely,


/s/ Heath B. McLendon                /s/ Jack S. Levande

Heath B. McLendon                    Jack S. Levande
Chairman and                         Vice President and
Investment Officer                   Investment Officer

August 14, 1996


----------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
----------------------------------------------------------------------------------------
                  Net Asset Value
              ----------------------
              Beginning      End        Income     Capital Gain      Return    Total
Year Ended      of Year     of Year    Dividends   Distributions   of Capital Returns(1)
----------------------------------------------------------------------------------------
7/31/96         $14.03      $14.51       $0.82         $0.00          $0.00      9.21%
----------------------------------------------------------------------------------------
7/31/95          13.28       14.03        0.82          0.08           0.02     13.24
----------------------------------------------------------------------------------------
7/31/94          15.97       13.28        0.83          0.50           0.00     (8.99)
----------------------------------------------------------------------------------------
Inception*
   -7/31/93      14.36       15.97        0.64          0.13           0.00     17.01+
----------------------------------------------------------------------------------------
Total                                    $3.11         $0.71          $0.02
========================================================================================


----------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
----------------------------------------------------------------------------------------
                      Net Asset Value
                  ---------------------
               Beginning    End      Income     Capital Gain     Return       Total
Year Ended      of Year   of Year   Dividends   Distributions   of Capital   Returns(1)
----------------------------------------------------------------------------------------
7/31/96       $14.02      $14.51      $0.75         $0.00        $0.00          8.78%
----------------------------------------------------------------------------------------
7/31/95        13.28       14.02       0.76          0.08         0.02         12.62
----------------------------------------------------------------------------------------
7/31/94        15.97       13.28       0.75          0.50         0.00         (9.52)
----------------------------------------------------------------------------------------
7/31/93        14.83       15.97       0.80          0.15         0.00         14.69
----------------------------------------------------------------------------------------
7/31/92++      13.95       14.83       0.35          0.00         0.01          8.98+
----------------------------------------------------------------------------------------
2/28/92        13.21       13.95       0.84          0.15         0.03         13.63
----------------------------------------------------------------------------------------
2/28/91        12.93       13.21       0.90          0.10         0.00         10.46
----------------------------------------------------------------------------------------
2/28/90        12.09       12.93       0.90          0.21         0.00         16.34
----------------------------------------------------------------------------------------
Inception*
   -2/28/89    12.00       12.09       0.57          0.15         0.00          6.80+
----------------------------------------------------------------------------------------
Total                                $ 6.62         $1.34        $0.06
========================================================================================


----------------------------------------------------------------------------------------
Historical Performance -- Class C Shares
----------------------------------------------------------------------------------------
                  Net Asset Value
                -------------------
                Beginning    End      Income     Capital Gain    Return      Total
Year Ended       of Year    of Year  Dividends   Distributions  of Capital  Returns(1)
----------------------------------------------------------------------------------------
7/31/96         $14.02      $14.51     $0.75         $0.00        $0.00         8.80%
----------------------------------------------------------------------------------------
7/31/95          13.28       14.02      0.76          0.08         0.02        12.62
----------------------------------------------------------------------------------------
7/31/94          15.97       13.28      0.75          0.50         0.00        (9.52)
----------------------------------------------------------------------------------------
Inception*
   -7/31/93      15.17       15.97      0.39          0.02         0.00         8.08+
----------------------------------------------------------------------------------------
Total                                  $2.65         $0.60        $0.02
========================================================================================


---------------------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
---------------------------------------------------------------------------------------------
                   Net Asset Value
                 --------------------
                 Beginning      End       Income     Capital Gain       Return      Total
Year Ended        of Year     of Year    Dividends   Distributions    of Capital   Returns(1)
=============================================================================================
Inception*
   -7/31/96       $14.88        $14.52       $0.71       $0.00           $0.00         2.28%+
=============================================================================================

---------------------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
---------------------------------------------------------------------------------------------
                  Net Asset Value
               ----------------------
               Beginning        End       Income     Capital Gain       Return       Total
Year Ended      of Year       of Year    Dividends   Distributions    of Capital   Returns(1)
---------------------------------------------------------------------------------------------
7/31/96           $14.02       $ 14.52       $0.85       $0.00           $0.00         9.62%
---------------------------------------------------------------------------------------------
7/31/95            13.28         14.02        0.87        0.08            0.02        13.55
---------------------------------------------------------------------------------------------
7/31/94            15.97         13.28        0.87        0.50            0.00        (8.78)
---------------------------------------------------------------------------------------------
Inception*
   -7/31/93        14.36         15.97        0.66        0.14            0.00        17.21+
=============================================================================================
Total                                        $3.25       $0.72           $0.02
=============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

---------------------------------------------------------------------------------------------
Average Annual Total Return
---------------------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
                                  -----------------------------------------------------------
                                  Class A     Class B      Class C       Class Y      Class Z
=============================================================================================
Year Ended 7/31/96                9.21%        8.78%       8.80%           N/A         9.62%
---------------------------------------------------------------------------------------------
Five Years Ended 7/31/96           N/A         8.51         N/A            N/A          N/A
---------------------------------------------------------------------------------------------
Inception* through 7/31/96        7.64         9.67        5.32           2.28%+       7.95
=============================================================================================
                                                     With Sales Charge (2)
                                  -----------------------------------------------------------
                                  Class A     Class B      Class C       Class Y      Class Z
=============================================================================================
Year Ended 7/31/96                3.74%        3.78%       7.80%           N/A         9.62%
---------------------------------------------------------------------------------------------
Five Years Ended 7/31/96           N/A         8.36         N/A            N/A          N/A
---------------------------------------------------------------------------------------------
Inception* through 7/31/96        6.17         9.67        5.32           2.28%+       7.95
=============================================================================================


---------------------------------------------------------------------------------------------
Cumulative Total Return
---------------------------------------------------------------------------------------------

                                                             Without Sales Charge(1)
---------------------------------------------------------------------------------------------
Class A (Inception* through 7/31/96)                                                  31.66%
---------------------------------------------------------------------------------------------
Class B (Inception* through 7/31/96)                                                 116.04
---------------------------------------------------------------------------------------------
Class C (Inception* through 7/31/96)                                                  19.80
---------------------------------------------------------------------------------------------
Class Y (Inception* through 7/31/96)                                                  2.28+
---------------------------------------------------------------------------------------------
Class Z (Inception* through 7/31/96)                                                  33.05
=============================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.

 * Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, March 28, 1988, February 4, 1993, October 9, 1995 and November 6, 1992, respectively.

---------------------------------------------------------------------------------------------
Historical Performance (unaudited)
---------------------------------------------------------------------------------------------
                Growth of $10,000 Invested in Class B Shares of
                     the Smith Barney Utilities Funds vs.
                    Standard & Poor's 500 Index and Lipper
                            Utilities Fund Average+
                -----------------------------------------------
                            March 1988 - July 1996


                                 [LINE GRAPH]

                       Smith Barney  Utilities Fund      Standard & Poor's  500 Index     Lipper
                       Utilities Fund Average
3/28/88                10,000                             10,000                            10,000
--------------------------------------------------------------------------------------------------
7/88                   10,208                             10,624                            10,476
--------------------------------------------------------------------------------------------------
7/89                   12,210                             14,012                            13,180
--------------------------------------------------------------------------------------------------
7/90                   12,785                             14,923                            13,670
--------------------------------------------------------------------------------------------------
7/91                   14,362                             16,822                            14,948
--------------------------------------------------------------------------------------------------
7/92                   16,997                             18,970                            17,917
--------------------------------------------------------------------------------------------------
7/93                   19,494                             20,624                            21,008
--------------------------------------------------------------------------------------------------
7/94                   17,636                             21,685                            19,744
--------------------------------------------------------------------------------------------------
7/95                   19,861                             27,338                            21,745
--------------------------------------------------------------------------------------------------
7/31/96                21,605                             31,864                            24,239


+ Hypothetical illustration of $10,000 invested in Class B shares at inception on March 28, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1996. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. Utilities Fund Average ("Lipper Utilities Fund Average") is composed of the Fund's peer group of mutual funds (13 funds as of July 31, 1996) investing in utilities securities. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


-----------------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                            July 31, 1996
-----------------------------------------------------------------------------------------
Portfolio Breakdown



                                    [PIE CHART]

        Electric & Gas 92.5%
        Telephone 6.9%
        Other Corporate Bonds & Notes and Repurchase Agreement  0.6%

                                                                          Percentage of
Company                                                                Total Investments
-----------------------------------------------------------------------------------------
Top Five Equity Holdings
Texas Utilities Co.                                                              4.5%
American Electric Power Co.                                                      4.1
FPL Group Inc.                                                                   3.4
Southern Co.                                                                     2.9
American Telephone & Telegraph Corp.                                             2.5

Top Five Bond Holdings
Utilicorp United Inc.                                                            2.3%
Hydro-Quebec                                                                     2.2
Atlantic City Electric Co.                                                       1.8
Commonwealth Edison Co.                                                          1.6
Bell South Telecommunications                                                    1.6
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Schedule of Investments                                                                        July 31, 1996
------------------------------------------------------------------------------------------------------------




SHARES                                   SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 58.6%
Electric & Gas -- 53.6%
    650,000                       Allegheny Power System                                      $   19,012,500
  1,550,000                       American Electric Power Co.                                     64,325,000
    550,000                       Carolina Power & Light                                          19,800,000
  1,000,000                       Central & Southwest Corp.                                       26,750,000
  1,200,000                       Cinergy Corp.                                                   35,550,000
    350,000                       Cipsco                                                          12,512,500
    250,000                       CMS Energy Corp.                                                 7,593,750
    700,000                       Coastal Corp.                                                   26,075,000
    600,000                       Consolidated Edison Company of New York Inc.                    16,200,000
  1,000,000                       DPL Inc.                                                        22,625,000
  1,000,000                       DTE Energy Co.                                                  28,750,000
  2,000,000                       Edison International                                            31,000,000
    850,000                       Entergy Corp.                                                   21,675,000
    200,000                       Enron Corp.                                                      7,875,000
    600,000                       Florida Progress Corp.                                          20,100,000
  1,200,000                       FPL Group Inc.                                                  54,450,000
    600,000                       General Public Utilities Corp.                                  19,500,000
  1,400,000                       Houston Industries Inc.                                         31,675,000
  1,065,000                       Kansas City Power & Light                                       28,488,750
    400,000                       New York State Electric & Gas Corp.                              8,650,000
  1,000,000                       Nipsco                                                          37,375,000
    300,000                       Oklahoma Gas & Electric Co.                                     11,775,000
    850,000                       Pacificorp                                                      17,743,750
    950,000                       Panenergy Corp.                                                 30,162,500
    600,000                       Peco Energy Co.                                                 14,100,000
    450,000                       Pennsylvania Power & Light Co.                                  10,068,750
    500,000                       Pinnacle West Capital Corp.                                     14,125,000
    500,000                       Portland General Corp.                                          17,750,000
    800,000                       Public Service Company of Colorado                              28,300,000
    650,000                       SCANA Corp.                                                     16,818,750
    450,000                       Sierra Pacific Resources                                        11,306,250
  2,000,000                       Southern Co.                                                    45,250,000
  1,700,000                       Texas Utilities Co.                                             71,400,000
    900,000                       Unicom Corp.                                                    21,150,000
------------------------------------------------------------------------------------------------------------
                                                                                                 849,932,500
------------------------------------------------------------------------------------------------------------
Telephone -- 5.0%
   775,000                        American Telephone & Telegraph Corp.                            40,396,875
   750,000                        GTE Corp.                                                       30,937,500
   500,000                        U.S. West Media Group                                            8,625,000
------------------------------------------------------------------------------------------------------------
                                                                                                  79,959,375
------------------------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                  (Cost -- $867,740,084)                                         929,891,875
============================================================================================================

                      See Notes to Financial Statements.

---------------------------------------------------------------------------------------
Schedule of Investments (continued)                                       July 31, 1996
---------------------------------------------------------------------------------------


FACE
AMOUNT                                   SECURITY                           VALUE
---------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 41.0%
Electric & Gas -- 38.9%
   $5,000,000        Arkansas Power & Light, 8.700% due 11/1/22             $ 5,256,250
                     Atlantic City Electric Co.:
   16,000,000            7.000% due 9/1/23                                   14,640,000
   15,000,000            7.000% due 8/1/28                                   13,518,750
                     Bell South Telecommunications:
   13,500,000            7.625% due 5/15/35                                  13,162,500
   13,500,000            7.000% due 12/1/95                                  12,420,000
                     Boston Edison Co.:
   5,000,000             9.875% due 6/1/20                                    5,400,000
   7,000,000             8.250% due 9/15/22                                   6,658,750
   8,000,000             7.800% due 3/15/23                                   7,290,000
                     Carolina Power & Light Co.:
  11,950,000             8.625% due 9/15/21                                  13,219,688
  10,000,000             8.200% due 7/1/22                                   10,112,500
   2,000,000         Central Illinois Light Co., 8.200% due 1/15/22           2,067,500
   4,000,000         Central Power & Light Co., 7.500% due 4/1/23             3,920,000
   2,800,000         Cincinnati Gas & Electric Co., 8.500% due 9/1/22         2,940,000
   3,000,000         Cleveland Electric Illuminating Co., 9.000% due
                         7/1/23                                               2,636,250
                     Coastal Corp.:
   2,000,000             10.750% due 10/1/10                                  2,505,000
   2,000,000             9.625% due 5/15/12                                   2,290,000
   5,000,000             7.750% due 10/15/35                                  4,812,500
  10,000,000         Columbia Gas, 7.620% due 11/28/25                        9,275,000
                     Commonwealth Edison Co.:
   2,000,000             7.500% due 7/1/13                                    1,917,500
  14,250,000             8.375% due 9/15/22                                  14,089,688
  10,850,000             7.750% due 7/15/23                                  10,144,750
   5,000,000         Duke Power, 7.000% due 7/1/33                            4,512,500
                     Duquesne Light Co.:
   3,000,000             7.625% due 4/15/23                                   2,823,750
  15,000,000             7.550% due 6/15/25                                  14,118,750
  10,000,000          Florida Power Corp., 8.625% due 11/1/21                10,650,000
   8,000,000          Gulf Power Co., 6.875% due 1/1/26                       7,180,000
  15,100,000          Houston Lighting & Power Co., 9.150% due 3/15/21       17,421,625
                      Hydro-Quebec:
  20,000,000             8.250% due 1/15/27                                  20,675,000
  12,500,000             8.625% due 6/15/29                                  13,453,125
  11,800,000         Idaho Power Co., 8.750% due 3/15/27                     12,316,250
  13,000,000         Illinois Power Co., 7.500% due 7/15/25                  12,057,500
  10,500,000         Interstate Power Co., 8.625% due 9/15/21                11,248,125
                     Iowa Illinois Gas & Electric Co.:
   3,500,000             7.450% due 3/15/23                                   3,438,750
   8,500,000             6.950% due 10/15/25                                  7,905,000
  10,000,000         Jersey Central Power & Light Co., 6.750% due 11/1/25     8,650,000
  15,500,000         Kentucky Utilities Co., 8.550% due 5/15/27              16,391,250


                      See Notes to Financial Statements.


----------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                          July 31, 1996
----------------------------------------------------------------------------------------------------------


FACE
AMOUNT                                                         SECURITY                         VALUE
----------------------------------------------------------------------------------------------------------
Electric & Gas -- 38.9% (continued)

$  5,000,000                         Louisiana Power & Light Co., 8.750% due 3/1/26          $   4,893,750
                                     Mississippi Power & Light Co.:
  17,000,000                              8.650% due 1/15/23                                    17,892,500
   4,800,000                              6.875% due 12/1/25                                     4,350,000
   3,000,000                         Montana Power Co., 8.950% due 2/1/22                        3,191,250
   2,000,000                         Narragansett Power Co., 9.125% due 5/1/21                   2,127,500
   3,000,000                         Nevada Power & Light Co., 8.500% due 1/1/23                 3,101,250
  18,450,000                         New Orleans Public Service Inc., 8.000% due 3/1/23         18,334,687
                                     New York State Electric & Gas Co.:
  11,750,000                              8.300% due 12/15/22                                   11,647,187
   2,250,000                              7.450% due 7/15/23                                     2,115,000
                                      Niagara Power:
   5,000,000                              8.750% due 4/1/22                                      4,293,750
   5,000,000                              8.500% due 7/1/23                                      4,175,000
   6,275,000                              7.785% due 4/1/24                                      4,996,469
   1,920,000                          Northern States Power Co., 9.125% due 4/1/21               2,023,200
   4,250,000                          Pacific Gas & Electric Co., 6.750% due 10/1/23             3,724,062
  10,000,000                          Pacific Gas Transmission, 7.800% due 1/1/25                9,612,500
   4,000,000                          PacifiCorp., 6.710% due 6/15/26                            3,560,000
                                      Pennsylvania Power & Light Co.:
   7,500,000                              8.500% due 5/1/22                                      7,846,875
   3,100,000                              6.750% due 10/1/23                                     2,724,125
   7,000,000                          Philadelphia Electric Co., 8.750% due 4/1/22               7,236,250
   6,000,000                          Portland General Electric Co., 7.750% due 4/15/23          5,880,000
   5,000,000                          Potomac Edison Co., 7.750% due 2/1/23                      4,993,750
   5,000,000                          Potomac Electric, 8.500% due 5/15/27                       5,200,000
  10,000,000                          Public Service Co. of Colorado, 8.750% due 3/1/22         10,437,500
   7,000,000                          Public Service Electric & Gas Co., 9.250% due 6/1/21       8,050,000
  12,500,000                          San Diego Gas & Electric Co., 8.500% due 4/1/22           13,046,875
  18,500,000                          South Carolina Electric & Gas Co., 7.625% due 6/1/23      18,060,625
   3,000,000                          South West Gas, 8.000% due 8/1/26                          2,937,646
  10,000,000                          Southern California Edison, 7.250% due 3/1/26              9,137,500
  15,000,000                          Southwestern Electric Power Co., 6.875% due 10/1/25       13,762,500
   5,000,000                          Tennessee Valley Authority, 7.250% due 7/15/43             4,637,500
  26,500,000                          U.S. West Communications, 6.875% due 9/15/33              22,988,750
                                      Utilicorp United Inc.:
  23,000,000                              9.000% due 11/15/21                                   23,603,750
  13,000,000                              8.000% due 3/1/23                                     12,707,500
   5,000,000                          Virginia Electric Power Co., 8.625% due 10/1/04            5,306,250
  11,500,000                          Western Pennsylvania Power Co., 8.875% due 2/1/21         12,161,250
   4,500,000                          Western Resources, 8.500% due 7/1/22                       4,606,875
----------------------------------------------------------------------------------------------------------
                                                                                               616,481,877
----------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.2%
   3,000,000                          Selkirk Cogen, 8.980% due 6/26/12                          3,157,500
----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                           July 31, 1996
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
FACE
AMOUNT                             SECURITY                                           VALUE
===========================================================================================

Telephone -- 1.9%
  $5,000,000             Century Telephone Enterprise, 7.200% due 12/1/25       $ 4,631,250
                         GTE Corp.:
   5,000,000                 8.750% due 11/1/21                                   5,575,000
  10,000,000                 7.830% due 5/1/23                                    9,725,000
   6,000,000              GTE Northwest, 7.875% due 6/1/26                        6,030,000
   5,000,000              Pacific Bell, 7.375% due 7/15/43                        4,693,750
-------------------------------------------------------------------------------------------
                                                                                 30,655,000
-------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS & NOTES
                        (Cost -- $655,717,684)                                  650,294,377
===========================================================================================
REPURCHASE AGREEMENT -- 0.4%
   6,402,000            Chase Manhattan Bank, 5.545% due 8/1/96; Proceeds at
                        maturity -- $6,402,986; (Fully collateralized by U.S.
                        Treasury Note, 6.250% due 7/31/98;
                        Market value -- $6,532,600) (Cost -- $6,402,000)         6,402,000
===========================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $1,529,859,768*)                          $ 1,586,588,252
===========================================================================================
*   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


---------------------------------------------------------------------
Statement of Assets and Liabilities                     July 31, 1996
---------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $1,529,859,768)       1,586,588,252
   Cash                                                           589
   Receivable for Fund shares sold                            773,529
   Receivable for securities sold                          13,530,437
   Interest receivable                                     13,416,608
   Dividends receivable                                     3,164,110
---------------------------------------------------------------------
   Total Assets                                         1,617,473,525
---------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                         2,993,127
   Payable for Fund shares purchased                        1,633,840
   Distribution fees payable                                  904,569
   Investment advisory fees payable                           626,477
   Administration fees payable                                278,464
   Accrued expenses                                           914,036
---------------------------------------------------------------------
   Total Liabilities                                        7,350,513
---------------------------------------------------------------------
Total Net Assets                                       $1,610,123,012
---------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                 110,993
   Capital paid in excess of par value                  1,518,519,507
   Undistributed net investment income                      1,876,841
   Accumulated net realized gain on security transactions  32,887,187
   Net unrealized appreciation of investments              56,728,484
---------------------------------------------------------------------
Total Net Assets                                       $1,610,123,012
---------------------------------------------------------------------
Shares Outstanding:
   Class A                                                 18,344,890
---------------------------------------------------------------------
   Class B                                                 90,334,939
---------------------------------------------------------------------
   Class C                                                    788,654
---------------------------------------------------------------------
   Class Y                                                    524,592
---------------------------------------------------------------------
   Class Z                                                    999,717
---------------------------------------------------------------------
Net Asset Value:

   Class A (and redemption price)                              $14.51
---------------------------------------------------------------------
   Class B*                                                    $14.51
---------------------------------------------------------------------
   Class C**                                                   $14.51
---------------------------------------------------------------------
   Class Y (and redemption price)                              $14.52
---------------------------------------------------------------------
   Class Z (and redemption price)                              $14.52
---------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share

   (net asset value plus 5.26% of net asset value per share)   $15.27
======================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
**Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

---------------------------------------------------------------------------------------
Statement of Operations                                 For the Year Ended July 31, 1996
---------------------------------------------------------------------------------------




INVESTMENT INCOME:
   Interest                                                               $  62,018,482
   Dividends                                                                 56,981,280
   Less: Foreign withholding tax                                                (25,973)
---------------------------------------------------------------------------------------
   Total Investment Income                                                  118,973,789
---------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                12,152,329
   Investment advisory fees (Note 2)                                          8,094,511
   Administration fees (Note 2)                                               3,597,560
   Shareholder and system servicing fees                                      1,729,000
   Shareholder communications                                                   450,000
   Audit and legal                                                              115,000
   Registration fees                                                            110,000
   Custody                                                                       77,000
   Trustees' fees                                                                30,000
   Pricing fees                                                                  12,000
   Other                                                                         34,246
---------------------------------------------------------------------------------------
   Total Expenses                                                            26,401,646
---------------------------------------------------------------------------------------
Net Investment Income                                                        92,572,143
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
    (excluding short-term securities):
   Proceeds from sales                                                    1,135,049,267
   Cost of securities sold                                                1,068,569,042
---------------------------------------------------------------------------------------
   Net Realized Gain                                                         66,480,225
   Decrease in Net Unrealized Appreciation                                   (3,572,589)
---------------------------------------------------------------------------------------
Net Gain on Investments                                                      62,907,636
---------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                    $ 155,479,779
=======================================================================================

                      See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                            For the Years Ended July 31,
------------------------------------------------------------------------------------------------------------
                                                            1996                                 1995
============================================================================================================
OPERATIONS:
   Net investment income                                 $   92,572,143                       $  102,821,489
   Net realized gain (loss)                                  66,480,225                          (33,514,243)
   Increase (decrease) in net unrealized appreciation        (3,572,589)                         135,112,680
------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                   155,479,779                          204,419,926
------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                    (90,695,144)                        (100,155,893)
   Overdistribution of net realized gains                            --                          (10,931,878)
   Capital                                                           --                           (2,430,498)
------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions To Shareholders                          (90,695,144)                        (113,518,269)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sales                                  184,600,350                          281,385,409
   Net asset value of shares issued in connection
     with the transfer of Smith Barney Funds, Inc.--
     Utility Portfolio's net assets (Note 6)                 77,275,976                                   --
   Net asset value of shares issued for
     reinvestment of dividends                               69,393,301                           91,060,017
   Cost of shares reacquired                               (546,072,751)                        (580,475,140)
------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund
     Share Transactions                                    (214,803,124)                        (208,029,714)
------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                     (150,018,489)                        (117,128,057)
NET ASSETS:
   Beginning of year                                      1,760,141,501                        1,877,269,558
------------------------------------------------------------------------------------------------------------
   End of year*                                          $1,610,123,012                       $1,760,141,501
============================================================================================================
* Includes undistributed net investment income of:           $1,876,841                                   --
============================================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1.  Significant Accounting Policies

     The Smith Barney Utilities Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Tax-Exempt Income Fund and Smith Barney Exchange Reserve Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

    The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported and U.S. Government and Agency Obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value (d) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1996, reclassifications are made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $78,795 and a portion of undistributed net investment income amounting to $158 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     2.  Investment Advisory Agreement, Administration
         Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Funds pays SBMFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net asset. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1996, SB received brokerage commissions of $91,818 and sales charges of approximately $228,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended ended July 31, 1996, CDSCs paid to SB were approximately:

                                                     Class A   Class B   Class C
--------------------------------------------------------------------------------
CDSCs                                                 $1,000  $3,393,000  $5,000
--------------------------------------------------------------------------------
     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class. For the year ended July 31, 1996, total Distribution Plan fees incurred were as follows:


                                                  Class A     Class B    Class C
--------------------------------------------------------------------------------
Distribution Plan Fees                            $599,679  $11,483,866  $68,784
--------------------------------------------------------------------------------
     All officers and one Trustee of the Trust are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3.  Investments

     During the year ended July 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $  994,405,162
--------------------------------------------------------------------------------
Sales                                                             1,135,049,267
================================================================================


     At July 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

================================================================================
Gross unrealized appreciation                                      $105,028,000
Gross unrealized depreciation                                       (48,299,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 56,729,000
================================================================================

     4.  Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  Shares of Beneficial Interest

     At July 31, 1996, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class D and C shares as Class C and Z shares, respectively.

     At July 31, 1996, total paid-in capital amounted to the following for each class:

                 Class A         Class B         Class C       Class Y      Class Z
=======================================================================================
Total Paid-in
 Capital       $251,162,307   $1,232,471,470   $11,907,605   $7,770,441   $15,318,677
=======================================================================================


------------------------------------------------------------------------------------------------
Notes Financial Statements (continued
------------------------------------------------------------------------------------------------
Transactions in shares of each class were as follows:


                                       Year Ended                       Year Ended
                                       July 31, 1996                   July 31, 1995
                                ------------------------        ----------------------------
                                  Shares         Amount          Shares               Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                      5,522,642   $   84,582,536     12,200,129     $ 155,398,366
Net asset value of shares
  issued in connection
  with the transfer of
  Smith Barney Funds,
  Inc. - Utility Portfolio's
net assets (Note 6)              4,473,406       67,910,384             --                --
Shares issued on
 reinvestment                      686,576       10,274,588        635,849         8,481,967
Shares redeemed                 (4,384,228)     (65,447,502)    (3,912,440)      (51,670,012)
------------------------------------------------------------------------------------------------
Net Increase                     6,298,396   $   97,320,386      8,923,538     $ 112,210,321
------------------------------------------------------------------------------------------------
Class B
Shares sold                      5,598,593   $   83,916,266      8,946,045     $ 116,256,568
  Net asset value of shares
  issued in connection
  with the transfer of
  Smith Barney Funds,
  Inc. - Utility Portfolio's
net assets (Note 6)                130,708        1,973,562             --                --
Shares issued on
 reinvestment                    3,863,108       57,767,942      5,975,380         81,512,249
Shares redeemed                (31,436,995)    (470,651,907)   (40,024,691)      (522,321,582)
------------------------------------------------------------------------------------------------
Net Decrease                   (21,844,586)  $ (326,994,517)   (25,103,266)     $(324,552,765)
------------------------------------------------------------------------------------------------
Class C+
Shares sold                        252,794   $    3,788,442        304,315      $   4,058,795
  Net asset value of shares
  issued in connection
  with the transfer of
  Smith Barney Funds,
  Inc. - Utility Portfolio's
net assets (Note 6)                486,438        7,392,030             --                  --
Shares issued on
 reinvestment                       28,059          421,315         12,479             167,141
Shares redeemed                   (258,618)      (3,895,440)      (179,428)         (2,396,381)
------------------------------------------------------------------------------------------------
Net Increase                       508,673   $    7,706,347        137,366       $   1,829,555
------------------------------------------------------------------------------------------------
Class Y
Shares sold                        681,967   $   10,097,754             --                  --
Shares issued on
 reinvestment                        4,680           71,463             --                  --
Shares redeemed                   (162,055)      (2,399,434)            --                  --
------------------------------------------------------------------------------------------------
Net Increase                       524,592   $    7,769,783             --                  --
------------------------------------------------------------------------------------------------
Class Z++
Shares sold                        147,037   $    2,215,352        428,912       $   5,671,680
Shares issued on
 reinvestment                       57,372          857,993         67,336             898,660
Shares redeemed                   (247,957)      (3,678,468)      (309,629)         (4,087,165)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (43,548)  $     (605,123)       186,619       $   2,483,175
------------------------------------------------------------------------------------------------

+ On November 7, 1994, the former Class D shares were renamed Class C shares.
++ On November 7, 1994, the former Class C shares were renamed Class Z shares.

-------------------------------------------------------------------------------
Notes to Financial Statements(continued)
-------------------------------------------------------------------------------

      6. Transfer of Net Assets

      On November 17, 1995, the Fund acquired the assets and certain liabilities of the Smith Barney Funds, Inc. -- Utility Portfolio ("Utility Portfolio") pursuant to a plan of reorganization approved by Utility Portfolio shareholders on November 15, 1995. Total shares issued by the Fund and the total net assets of Utility Portfolio on the date of transfer were:

                                    Total Net
                       Shares       Assets of           Total Net
                      Issued by     Acquired            Assets of
Acquired Portfolio    the Fund      Portfolio           the Fund
-------------------------------------------------------------------------------
Utility Portfolio     5,090,552     $77,275,976     $1,917,693,490
-------------------------------------------------------------------------------
   The total net assets of the Utility Portfolio before acquisition included unrealized appreciation of $7,088,433, an overdistribution of income of $43,610 and a net realized loss of $74,262. Total net assets of the Fund immediately after the transfer were $1,994,969,466. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code.

      7. Concentration of Credit Risk

      Because the Fund concentrates its investments in the utilities industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


-----------------------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year:


Class A Shares                                    1996       1995       1994      1993(1)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $14.03     $13.28    $15.97      $14.36
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.83       0.85      0.56        0.66
   Net realized and unrealized gain (loss)          0.47       0.82     (1.92)       1.72
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.30       1.67     (1.36)       2.38
------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.82)     (0.82)    (0.80)      (0.63)
   Overdistribution of net investment income          --         --     (0.03)      (0.01)
   Net realized gains                                 --         --     (0.50)      (0.13)
   Overdistribution of net realized gains             --      (0.08)       --          --
   Capital                                            --      (0.02)       --          --
------------------------------------------------------------------------------------------
Total Distributions                                (0.82)     (0.92)    (1.33)      (0.77)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $14.51     $14.03    $13.28      $15.97
------------------------------------------------------------------------------------------
Total Return                                        9.21%     13.24%   (8.99)%      17.01%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $266,163   $168,963   $41,458     $53,856
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.04%      1.07%     1.07%       1.07%+
   Net investment income                            5.55       6.36      5.54        5.67+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               58%        36%       28%        37%
------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (2)                 $0.06         --        --          --
------------------------------------------------------------------------------------------

(1)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


------------------------------------------------------------------------------------------------
Financial Highlights (continued)
------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares               1996       1995       1994       1993       1992(1)    1992(2)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year                   $14.02     $13.28     $15.97     $14.83     $13.95     $13.21
------------------------------------------------------------------------------------------------
Income (Loss) From
 Operations:
   Net investment income     0.77       0.78       0.75       0.79       0.35       0.82
   Net realized and
    unrealized gain (loss)   0.47       0.82      (2.19)      1.30       0.89       0.94
------------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                  1.24       1.60      (1.44)      2.09       1.24       1.76
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income    (0.75)     (0.76)     (0.72)     (0.79)     (0.35)     (0.84)
   Overdistribution of net
    investment income          --         --      (0.03)     (0.01)        --         --
   Net realized gains          --         --      (0.50)     (0.15)        --      (0.15)
   Overdistribution of net
    realized gains             --      (0.08)        --         --         --         --
   Capital                     --      (0.02)        --         --      (0.01)     (0.03)
------------------------------------------------------------------------------------------------
Total Distributions         (0.75)     (0.86)     (1.25)     (0.95)     (0.36)     (1.02)
------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                       14.51     $14.02     $13.28     $15.97     $14.83     $13.95
------------------------------------------------------------------------------------------------
Total Return                 8.78%     12.62%     (9.52)%    14.69%      8.98%++   13.63%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year
 (millions)             1,310,387     $1,573     $1,823     $2,766     $1,721     $1,275
------------------------------------------------------------------------------------------------
Ratios to Average Net
 Assets:
   Expenses                  1.55%     1.56%       1.54%      1.56%      1.57%+     1.58%+
   Net investment income     5.13      5.82        5.07       5.17       5.78+      6.04+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate        58%       36%         28%        37%        10%        33%
------------------------------------------------------------------------------------------------
Average commissions per
 share paid on equity
    transactions (3)        $0.06         --         --         --         --         --
------------------------------------------------------------------------------------------------

(1) For the period from March 1, 1992 to July 31, 1992.
(2) For the period from March 1, 1991 to February 28, 1992.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------

For a share of each class of beneficial
 interest outstanding throughout each year:
Class C Shares                                                1996               1995(1)              1994               1993(2)
================================================================================================================================
Net Asset Value, Beginning of Year                          $14.02             $13.28               $15.97              $15.17
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                      0.77               0.78                 0.73                0.35
   Net realized and unrealized gain (loss)                    0.47               0.82                (2.17)               0.86
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           1.24               1.60                (1.44)               1.21
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.75)             (0.76)               (0.72)              (0.38)
   Overdistribution of net investment
    income                                                      --                 --                (0.03)              (0.01)
   Net realized gains                                           --                 --                (0.50)              (0.02)
   Overdistribution of net realized gains                       --              (0.08)                  --                  --
   Capital                                                      --              (0.02)                  --                  --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.75)             (0.86)               (1.25)              (0.41)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $ 14.51             $14.02              $ 13.28            $  15.97
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  8.80%             12.62%               (9.52)%             8.08%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                             $11,441             $3,925               $1,894                $252
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                   1.50%              1.51%                1.48%               1.49%+
   Net investment income                                      5.19               5.77                 5.13                5.25+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         58%                36%                  28%                 37%
--------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)                         $  0.06                 --                   --                  --
================================================================================================================================

(1) On November 7, 1994, the former Class D shares were renamed Class C shares.
(2) For the period from February 4, 1993 (inception date) to July 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

-------------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year:


Class Y Shares                                                                1996(1)
=====================================================================================
Net Asset Value, Beginning of Year                                            $14.88
-------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                                        0.64
   Net realized and unrealized gain                                            (0.29)
-------------------------------------------------------------------------------------
Total Income From Operations                                                    0.35
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                       (0.71)
-------------------------------------------------------------------------------------
Total Distributions                                                            (0.71)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                  $14.52
-------------------------------------------------------------------------------------
Total Return++                                                                  2.28%
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                                $7,617
-------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                                                     0.78%
   Net investment income                                                        5.54%
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                           58%
-------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions                                                 $0.06
=====================================================================================

(1) For the period October 9, 1995 through July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares                                                1996               1995(1)              1994                1993(2)
================================================================================================================================
Net Asset Value, Beginning of Year                          $14.02             $13.28               $15.97              $14.36
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                      0.88               0.89                 0.89                0.69
   Net realized and unrealized gain (loss)                    0.47               0.82                (2.21)               1.72
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           1.35               1.71                (1.32)               2.41
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.85)             (0.87)               (0.84)              (0.65)
   Overdistribution of net investment
    income                                                      --                 --                (0.03)              (0.01)
   Net realized gains                                           --                 --                (0.50)              (0.14)
   Overdistribution of net realized gains                       --              (0.08)                  --                  --
   Capital                                                      --              (0.02)                  --                  --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.85)             (0.97)               (1.37)              (0.80)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $ 14.52            $ 14.02              $ 13.28           $   15.97
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  9.62%             13.55%               (8.78)%            17.21%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                             $14,515            $14,631              $11,372             $22,251
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                   0.78%              0.81%                0.69%               0.68%+
   Net investment income                                      5.90               6.58                 5.92                6.06+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         58%                36%                  28%                 37%
--------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)                         $  0.06                 --                   --                  --
================================================================================================================================

(1) On November 7, 1994, the former Class C shares were renamed Class Z shares.
(2) For the period from November 6, 1992 (inception date) to July 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++  Annualized.

-------------------------------------------------------------------------------
Independent Auditors' Report
-------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Utilities Fund of Smith Barney Income Funds as of July 31, 1996, the related statement of operations for the year then ended, statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. As to securities sold and purchased but not delivered and received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Utilities Fund of Smith Barney Income Funds as of July 31, 1996, the results of its operations for the year then ended, changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                     /s/ KPMG Peat Marwick LLP

New York, New York
September 23, 1996

SMITH BARNEY
UTILITIES FUND

TRUSTEES
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

OFFICERS
Heath B. McLendon
Chairman and
Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Jack S. Levande
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

                    SMITH BARNEY
                    ------------
A Member of Travelersgroup[logo]

INVESTMENT ADVISER
Smith Barney Mutual Funds
Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investors Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134



This report is submitted for the general information of the shareholders of Smith Barney Utilities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
UTILITIES FUND
388 Greenwich Street
New York, New York 10013



FD0426 9/96



ANNUAL REPORT

1996
1996
1996
1996
1996

Smith Barney
High Income
Fund
-------------------------------
July 31, 1996

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day

Smith Barney High Income Fund

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney High Income Fund for the year ended July 31, 1996. In this report we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Fund Performance and Investment Objectives

During the 12-month period covered by this report, the Smith Barney High Income Fund paid dividends totaling $1.08 per share for Class A shares; based on a net asset value (NAV) of $10.98 per share as of July 31, 1996, this equates to an annual distribution rate of 9.84%. The Fund's total return for this same period for Class A shares of 8.95%, was below the high yield mutual fund average 1-year total return of 9.89% as reported by Lipper Analytical Services, an independent fund tracking organization. We believe that relative to its peer group, the High Income Fund's conservative intermediate average maturity, along with its conservative credit quality contributed to its slight underperformance. However, we continue to subscribe to the belief that over time, a relatively conservative maturity and credit strategy will generate more consistent, less volatile returns. Despite our conservative posture, our outlook on the high yield market remains positive and we are convinced that in this period of U.S. economic strength, high yield bonds can continue to generate attractive performance results driven by their superior current income.

The Fund's primary objective continues to focus on delivering a consistently high level of current income, with total return as its secondary objective. To achieve these goals, we use the consistent and disciplined strategy of investing primarily in better quality, high yielding corporate bonds that are likely to receive an upgrade in credit rating over the next one to three years. We have also selectively added attractively valued convertible bonds, preferred stocks and common stocks to the portfolio to further enhance total return. By emphasizing the improving credits in the high yield market we can generate not only attractive current dividend yields for shareholders, but capital appreciation as well. While the Fund has a level dividend policy, we do not attempt to maximize yield regardless of credit risk. Instead, we seek to provide a competitive dividend yield with superior total return.

Market and Economic Overview

The bond markets encountered significant volatility over the past 12 months. During the second half of 1995, interest rates declined significantly, only to backup during the first half of 1996. Toward the end of 1995, investors were convinced that the U.S. economy was headed for a meaningful slowdown, with less risk of higher inflation, and the bond market rallied, with the yield on the benchmark 30-year U.S. Treasury bond dipping below 6%. However, investors were surprised in the first half of 1996 by stronger-than-expected U.S. economic growth across a number of sectors. In response to unfounded fears over the potential re-emergence of inflation, bond prices suffered a meaningful decline in the first half of 1996, with interest rates rising by roughly 1%. In recent weeks, the bond market has exhibited some signs of stability. Interest rates have come down over the last four weeks in response to weaker-than-expected U.S. economic statistics.

Fund Strategy

During the past six months as the general economic conditions remained volatile, the High Income Fund maintained a more conservative credit posture with significant exposure to stronger, better capitalized companies. In addition, we have invested in companies within industries that continue to experience meaningful growth trends. In our view, the telecommunications, cable TV, technology and media industries exhibit the potential to grow substantially. Because of our positive views on these industries, we have added the following holdings to the Fund: Time Warner, which has significantly expanded its cable and programming segments, and now has approximately 11.4 million subscribers; Intelcom Group, an expanding Colorado-based company which provides alternate local telecommunications access; Intermedia Communications of Florida, which gives local telephone companies in the Southeast access to its extensive fiber-optic system and its voice and data networks; and United International
Holdings, an international cable company. Considering the extreme swings in interest rates and bond prices over the past year, the Fund has maintained a relatively short maturity in the 5- to 6-year range. In addition, we would expect to be fully invested by the fourth quarter after having experienced a modest increase in our cash reserves as a result of new cash subscriptions into the Fund.

Outlook

In our opinion, U.S. economic growth should continue to moderate in the second half of 1996. While the economy has exhibited unexpected strength in the second quarter of 1996, we still believe that U.S. economic growth remains in a comfortable range, with little pent up demand in any particular sector. As a result, we do not expect any meaningful rise in inflation from current range of between 2.5% to 3.0%. We would also expect various economic forces to hold interest rates in a confined range, with no major moves in either direction. This "Goldilocks" economy -- not too hot and not too cold -- is ideal for the high yield investor. Consequently it is not surprising to us that over the past six and twelve-month periods, the high yield market has generated superior investment results compared to the rest of the domestic bond markets. Simplistically, in this range-bound environment, investing for current income has achieved superior results. Going forward, we do not expect to witness any major changes in the domestic bond markets.

In closing, we would like to thank you for your investment in the Smith Barney High Income Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                           /s/ John C. Bianchi, CFA
---------------------                           ------------------------
    Heath B. McLendon                               John C. Bianchi, CFA
    Chairman and                                    Vice President and
    Investment Officer                              Investment Officer

August 14, 1996

Historical Performance -- Class A Shares

               Net Asset Value
              ------------------
              Beginning    End       Income      Capital Gain     Return     Total
Year Ended     of Year   of Year    Dividends    Distributions  of Capital  Returns(1)
--------------------------------------------------------------------------------------
7/31/96         $11.10    $10.98      $1.08       $0.00            $0.00       8.95%
7/31/95          11.16     11.10       1.05        0.00             0.07      10.28
7/31/94          12.01     11.16       1.12        0.00             0.00       2.11
Inception*
  - 7/31/93      11.03     12.01       0.86        0.00             0.00      17.29+
--------------------------------------------------------------------------------------
Total                                 $4.11       $0.00            $0.07
======================================================================================

Historical Performance-- Class B Shares


               Net Asset Value
              ------------------
              Beginning    End       Income      Capital Gain     Return     Total
Year Ended     of Year   of Year    Dividends    Distributions  of Capital  Returns(1)
--------------------------------------------------------------------------------------
7/31/96         $11.11    $10.99      $1.02          $0.00         $0.00       8.41%
7/31/95          11.16     11.11       0.99           0.00          0.07       9.77
7/31/94          12.01     11.16       1.06           0.00          0.00       1.60
7/31/93          11.15     12.01       1.10           0.00          0.00      18.55
7/31/92          10.05     11.15       1.11           0.00          0.06      23.86
7/31/91          10.59     10.05       1.27           0.00          0.02       8.82
7/31/90          13.36     10.59       1.61           0.00          0.01      (8.66)
7/31/89          14.01     13.36       1.53           0.00          0.00       6.60
7/31/88          14.26     14.01       1.54           0.04          0.00      10.06
Inception*
 - 7/31/87       14.00     14.26       1.03           0.03          0.00       9.55+
--------------------------------------------------------------------------------------
Total                                $12.26          $0.07         $0.16
======================================================================================

Historical Performance -- Class C Shares


               Net Asset Value
              ------------------
              Beginning    End       Income      Capital Gain     Return     Total
Year Ended     of Year   of Year    Dividends    Distributions  of Capital  Returns(1)
--------------------------------------------------------------------------------------
7/31/96        $11.11     $11.00      $1.03          $0.00        $0.00       8.56%
Inception*
 - 7/31/95      10.90      11.11       0.90           0.00         0.07      11.50+
--------------------------------------------------------------------------------------
Total                                 $1.93          $0.00        $0.07
======================================================================================

Historical Performance -- Class Y Shares


               Net Asset Value
              ------------------
              Beginning    End       Income      Capital Gain     Return     Total
Year Ended     of Year   of Year    Dividends    Distributions  of Capital  Returns(1)
--------------------------------------------------------------------------------------

7/31/96        $11.10    $10.99       $0.92          $0.00        $0.00       9.32%
Inception*
 - 7/31/95      10.88     11.10        0.03           0.00         0.07       2.91+
--------------------------------------------------------------------------------------
Total                                 $0.95          $0.00        $0.07
======================================================================================

Historical Performance-- Class Z Shares

               Net Asset Value
              ------------------
              Beginning    End       Income      Capital Gain     Return     Total
Year Ended     of Year   of Year    Dividends    Distributions  of Capital  Returns(1)
--------------------------------------------------------------------------------------
7/31/96         $11.09    $10.99      $1.11          $0.00        $0.00       9.42%
7/31/95          11.16     11.09       1.08           0.00         0.07      10.55
7/31/94          12.01     11.16       1.15           0.00         0.00       2.37
Inception*
 - 7/31/93       11.03     12.01       0.88           0.00         0.00      17.47+
--------------------------------------------------------------------------------------
Total                                 $4.22          $0.00        $0.07
======================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Return

                                          Without Sales Charge(1)
                        -------------------------------------------------------
                        Class A     Class B     Class C     Class Y     Class Z
-------------------------------------------------------------------------------
Year Ended 7/31/96      8.95%        8.41%      8.56%      9.32%       9.42%
Five Years
  Ended 7/31/96          N/A        12.17        N/A        N/A         N/A
Inception*
  through 7/31/96      10.24         8.61      10.36       8.35       10.56
--------------------------------------------------------------------------------
                                          Without Sales Charge(2)
                        -------------------------------------------------------
                        Class A     Class B     Class C     Class Y     Class Z
-------------------------------------------------------------------------------
Year Ended 7/31/96       4.08%       3.91%       7.56%       9.32%       9.42%
Five Years
  Ended 7/31/96           N/A       12.04         N/A         N/A         N/A
Inception*
  through 7/31/96        8.89        8.61       10.36        8.35       10.56
-------------------------------------------------------------------------------

Cumulative Total Return

                                                      Without Sales Charge(1)
-----------------------------------------------------------------------------
Class A (Inception* through 7/31/96)                          43.90%
Class B (Inception* through 7/31/96)                         126.79
Class C (Inception* through 7/31/96)                          21.04
Class Y (Inception* through 7/31/96)                          12.50
Class Z (Inception* through 7/31/96)                          45.46

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within the first year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies, if shares are redeemed within the first year of purchase.

  * Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.

  + Total return is not annualized, as it may not be representative of the total return for the year.

Historical Performance (unaudited)

                Growth of $10,000 Invested in Class B Shares of
                     the Smith Barney High Income Fund vs.
              Salomon Brothers Intermediate-Term High-Yield Index

September 1986 -- July 1996

Smith Barney High Income Fund Salomon Brothers Intermediate-Term High-Yield
Index

[lLINE CHART APPEARS HERE-- (SEE PLOT POINTS BELOW)]

9/2/86 10,000.00 10,000.00
7/87   10,955.10 10,829.40
7/88   12,056.90 11,743.28
7/89   12,852.40 12,901.77
7/90   11,739.00 12,330.62
7/91   12,774.20 13,945.78
7/92   15,822.40 17,374.02
7/93   18,758.10 20,053.96
7/94   19,057.60 20,698.36
7/95   20,919.80 23,462.52
7/96   22,679.00 25,436.00

+ Hypothetical illustration of $10,000 invested in Class B shares at inception on September 2, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1996. The Salomon Brothers Intermediate-Term High-Yield Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Portfolio Highlights (unaudited)        July 31, 1996

Portfolio Breakdown


[lPIE CHART APPEARS HERE-- (SEE PLOT POINTS BELOW)]

Other Corporate Bonds and Notes         19.1%   0.191
Broadcasting                            18.0%   0.18
Communications                          16.3%   0.163
Repurchase Agreements                    9.7%   0.097
Hotel, Casinos and Gaming                5.8%   0.058
Other Preferred Stock,
Convertible Preferred Stock,
Common Stock and
Warrants                                 5.5%   0.055
Paper & Printing                         5.5%   0.055
Chemicals                                4.4%   0.044
Oil & Natural Gas                        4.0%   0.04
Metals/Mining                            3.8%   0.038
Personal Care                            2.9%   0.029
Healthcare                               2.5%   0.025
Consumer Durables                        2.5%   0.025


Top Ten Holdings
                                               Percentage of
Company                                      Total Investments
--------------------------------------------------------------
Telewest Communications PLC                         2.4%
Marcus Cable Capital Corp.                          2.2
Revlon Worldwide Corp.                              2.2
NWCG Holdings Inc.                                  2.1
Indah Kiat International                            2.0
Nextel Communications Inc.                          2.0
Kaiser Aluminum Corp.                               2.0
Ornda Healthcorp.                                   1.8
PanAmSat Corp.                                      1.6
NL Industries Inc.                                  1.5
--------------------------------------------------------------

Schedule of Investments                                         July  31, 1996

  FACE
 AMOUNT               RATING                 SECURITY                                VALUE
------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 84.8%
Aerospace/Defense -- 1.8%
$  5,375,000           BB    Airplanes Pass-Through Trust, Trust Certificates,
                               10.875% due 3/15/19                                  $ 5,603,438
   4,750,000           B     Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03+       5,011,250
   3,800,000           B     Tracor Inc., Sr. Sub. Notes, 10.875% due 8/15/01         4,070,750
   2,750,000           B     UNC Inc., Sr. Sub. Notes, 11.000% due 6/1/06             2,818,750
-----------------------------------------------------------------------------------------------
                                                                                     17,504,188
-----------------------------------------------------------------------------------------------
Automobile -- 0.9%
                            Harvard Industries, Inc., Sr. Notes:
   7,600,000           B+    12.000% due 7/15/04                                      7,467,000
   1,300,000           B3*   11.125% due 8/1/05+                                      1,222,000
-----------------------------------------------------------------------------------------------
                                                                                      8,689,000
-----------------------------------------------------------------------------------------------
Broadcasting -- 18.0%
  21,600,000           CCC  Australis Media Ltd., Sr. Discount Notes,
                              step bond to yield 12.583% due 5/15/03++               12,204,000
                            Bell Cablemedia PLC, Sr. Discount Notes,
                              step bond to yield:
  18,725,000           BB-    13.436% due 7/15/99                                    13,482,000
  15,550,000           BB-    11.493% due 9/15/05                                     9,796,500
                            Cablevision Systems Corp., Sr. Sub. Debentures:
   7,325,000           B       10.750% due 4/1/04                                     7,407,406
   7,075,000           B        9.875% due 2/15/13                                    6,579,750
  14,025,000           B    Comcast UK Cable, Sr. Sub. Debentures,
                              step bond to yield 11.418% due 11/15/07                 8,344,875
   2,250,000           BB    Grupo Televisa S.A., Sr. Notes,
                              Series B, 11.875% due 5/15/06                           2,283,750
  29,200,000           B    Marcus Cable Capital Corp., Sr. Discount Notes,
                              step bond to yield 11.941% due 8/1/04                  21,133,500
  25,275,000           B    NWCG Holdings, Sr. Discount Notes,
                              zero coupon bond to yield 11.435% due 6/15/99          19,935,656
                            Rogers Cablesystems:
  11,357,000           BB-     Sr. Debentures, 10.875% due 4/15/04                   11,655,121
   4,675,000           BB+     Sr. Secured Debentures, 10.000% due 12/1/07            4,593,188
   5,350,000           BB+     Sr. Secured Second Priority Debentures,
                                9.650% due 1/15/14                                    3,444,958
   5,725,000           BB-     Sr. Sub. Debentures, 11.000% due 12/1/15               5,853,812
   5,000,000           BB-   SCI Television Inc., Sr. Notes, 11.000% due 6/30/05      5,362,500
   7,525,000           B-    SFX Broadcasting, Inc., Sr. Sub. Notes,
                               10.750% due 5/15/06                                    7,600,250
  13,250,000           B-   UIH Australia Inc., Sr. Discount Notes,
                              step bond to yield 14.000% due 5/15/06                  6,989,375
  15,485,000           B-   United International Holdings Inc., Sr. Discount Notes,
                              zero coupon to yield 12.320% due 11/15/99              10,220,100
                            Videotron Holdings PLC:
   4,975,000           B+      Sr. Discount Notes, step bond to yield
                                11.286% due 8/15/05                                   3,258,625
   4,075,000           BB+     Sr. Notes, 10.625% due 12/15/05                        4,319,500

                      See Notes to Financial Statements.

Schedule of Investments (continued)                                July 31, 1996


  FACE
 AMOUNT               RATING                 SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Broadcasting -- 18.0% (continued)
                              Videotron Holdings PLC: (continued)
$  4,525,000           BB+        Sr. Sub. Notes, 10.250% due 10/15/02              $  4,683,375
   2,450,000           B      Young Broadcasting, Sr. Sub. Notes, 11.750%
                                  due 11/15/04                                         2,597,000
------------------------------------------------------------------------------------------------
                                                                                     171,745,241
------------------------------------------------------------------------------------------------
Building/Construction -- 1.5%
   2,800,000           BB-    American Standard Inc., Sr. Sub. Debentures,
                                11.375% due 5/15/04                                    3,038,000
   5,225,000           B      Greystone Homes, Inc., Sr. Notes, 10.750% due 3/1/04     5,153,156
   2,400,000           CCC+    Miles Homes Services Inc., Sr. Notes, 12.000%
                                due 4/1/01                                             1,776,000
   3,925,000           BB     Ryland Group Inc., Sr. Notes, 10.500% due 7/1/06         3,885,750
------------------------------------------------------------------------------------------------
                                                                                      13,852,906
------------------------------------------------------------------------------------------------
Chemicals -- 4.4%
                              NL Industries, Inc., Sr. Secured Notes:
  14,400,000           B       12.241% due 10/15/03                                   14,688,000
   8,705,000           B        step bond to yield 12.430% due 10/15/05                6,768,138
   6,800,000           BB-    Pt. Polysindo Eka Perkasa, Sr. Notes,
                                13.000% due 6/15/01                                    7,480,000
   9,400,000           B+     Terra Industries, Inc., Sr. Notes, Series B,
                                10.500% due 6/15/05                                    9,893,500
   2,775,000           B3*    Texas Petrochemical Inc., Sr. Sub. Notes,
                                11.125% due 7/1/06+                                    2,861,719
------------------------------------------------------------------------------------------------
                                                                                      41,691,357
------------------------------------------------------------------------------------------------
Communications -- 16.3%

   5,925,000                  Allbritton Communications Co., Sr. Sub. Debentures,
   4,598,000           B-       9.750% due 11/30/07+                                   5,569,500
  19,800,000           B-       11.500% due 8/15/04                                    4,781,920
                       NR     Clearnet Communications Inc., Sr. Discount Notes,
                                step bond to yield 13.784% due 12/15/05               12,276,000
                              Dial Call Communications, Inc., Sr. Discount Notes,
   8,050,000                    step bond to yield:
   7,500,000           CCC-       13.630% due 4/15/04                                  5,192,250
   4,425,000           Caa*       10.217% due 12/15/05+                                4,612,500
  17,300,000           B+     Fonorola Inc., Sr. Sub. Notes, 12.500% due 8/15/02       4,806,656
                       NR     Intelcommunications Group USA Inc., Sr. Discount Notes,
  14,925,000                    step bond to yield 12.500% due 5/1/06                  9,428,500
                       B-     Intermedia Communications Inc., Sr. Discount Notes,
   4,350,000                    step bond to yield 12.527% due 5/15/06+                8,134,125
                       B      International Cabletelecommunications Inc.,
                                Sr. Deferred Coupon Notes, step bond to yield
   4,250,000                      11.486% due 2/1/06                                   2,479,500
  19,175,000           B-     Metrocall Inc., Sr. Sub. Notes, 10.375% due 10/1/07      3,729,375
                       B-     Millicom International Cellular SA, Sr. Sub.
                                Discount Notes, step bond to yield 13.500% due 6/1/06  9,683,375
   9,125,000           B-     Mobile Telecommunications Tech. Corp., Sr. Notes,
                                13.500% due 12/15/02                                   9,512,813

                      See Notes to Financial Statements.

Schedule of Investments (continued)                               July 31, 1996


  FACE
 AMOUNT               RATING                 SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Communications -- 16.3% (continued)
$ 10,950,000           NR     Nextlink Communications, Sr. Discount Notes,
                                12.500% due 4/15/06                                  $ 10,676,250
  33,300,000           CCC-    Nextel Communications, Inc., Sr. Discount Notes,
                                step bond to yield 12.716% due 8/15/04                 18,648,000
                              Pagemart Nationwide, Inc., Sr. Discount Notes,
                                step bond to yield:
   9,550,000           NR         11.969% due 11/1/03+                                  7,341,563
   9,475,000           NR         13.486% due 2/1/05+                                   6,300,875
  38,975,000           BB     Telewest Communications, PLC, Sr. Discount Debentures,
                                 step bond to yield 11.049% due 10/1/07                22,897,813
   6,125,000           B-     USA Mobile Communication Inc., Sr. Discount Notes,
                                 14.000% due 11/1/04                                    6,898,281
   1,975,000           B-     Wireless One Inc., Sr. Discount Notes,
                                 13.000% due 10/15/03                                   2,066,344
-------------------------------------------------------------------------------------------------
                                                                                      155,035,640
-------------------------------------------------------------------------------------------------
Consumer Durables -- 2.5%
  23,650,000           B+     International Semi-Tech., Sr. Secured Notes,
                                step bond to yield 11.344% due 8/15/03                 13,480,500
   5,625,000           B-     TAG-Heuer International Inc., Sr. Sub. Notes,
                                12.000% due 12/15/05                                    5,850,000
   4,075,000           BB-    TLC Beatrice International Inc., Sr. Secured Notes,
                              11.500% due 10/1/05                                       4,166,688
-------------------------------------------------------------------------------------------------
                                                                                       23,497,188
-------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.4%
                              Interlake Corp., Sr. Sub. Debentures:
   2,725,000           B-       12.000% due 11/15/01                                    2,888,500
  11,350,000           CCC+     12.125% due 3/1/02                                     11,378,375
   7,400,000           B3*    Williamhouse Regency, Sr. Sub. Notes,
                                 13.000% due 11/15/05                                   8,399,000
-------------------------------------------------------------------------------------------------
                                                                                       22,665,875
-------------------------------------------------------------------------------------------------
Electric Utilities -- 1.8%
   8,350,000           B      Calpine Corp., Sr. Notes, 10.500% due 5/15/06+            8,350,000
   8,437,613           BB-    Midland Cogeneration Venture Limited Partnership,
                                Midland Funding, Sr. Secured Lease Bond, Series C,
                                10.330% due 7/23/02                                     8,764,571
-------------------------------------------------------------------------------------------------
                                                                                       17,114,571
-------------------------------------------------------------------------------------------------
Electronics/Computers -- 1.7%
   6,375,000           B-     Graphic Controls Corp., Sr. Sub. Notes,
                                12.000% due 9/15/05+                                    6,797,344
   9,100,000           B+     Unisys Corp., Sr. Notes, 12.000% due 4/15/03+             9,202,375
-------------------------------------------------------------------------------------------------
                                                                                       15,999,719
-------------------------------------------------------------------------------------------------
Finance -- 0.8%
   7,525,000           BB-    Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05      7,675,500
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Schedule of Investments (continued)                                July 31, 1996

  FACE
 AMOUNT               RATING                 SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 1.7%
$     21,862          B-    Kash-N-Karry, Sr. Notes, 11.500% due 2/1/03            $   21,999
                             Pathmark Stores Inc.:
   4,275,000          B-    Sub. Notes, 11.625% due 6/15/02                         4,275,000
   8,500,000          B-    Debentures, 12.625% due 6/15/02                         8,585,000
   2,825,000          B-    Van De Kamps Inc., Sr. Sub. Notes, 12.000% due 9/15/05  3,019,219
---------------------------------------------------------------------------------------------
                                                                                   15,901,218
---------------------------------------------------------------------------------------------
Healthcare -- 2.5%
   6,300,000          B     Magellan Health Services, Sr. Sub. Notes,
                              11.250% due 4/15/04                                   6,819,750
  15,960,000          B-    Ornda Healthcorp, Sr. Sub. Notes, 12.250% due 5/15/02  17,236,800
---------------------------------------------------------------------------------------------
                                                                                   24,056,550
---------------------------------------------------------------------------------------------
Hotel, Casinos & Gaming -- 5.8%
  11,125,000          B     Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04       12,738,125
  12,120,000          BB    Bally's Grand, 1st Mortgage Notes,
                               10.375% due 12/15/03                                13,271,400
   6,000,000          B-     Courtyard by Marriott II, Sr. Secured Notes,
                               10.750% due 2/1/08                                   5,940,000
   6,025,000          NR     Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                               13.500% due 11/15/02                                 7,561,375
   5,475,000          B      Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09      6,262,031
                             Station Casinos Inc., Sr. Sub. Notes:
   7,350,000          B        9.625% due 6/1/03                                    7,056,000
   2,700,000          B        10.125% due 3/15/06                                  2,619,000
---------------------------------------------------------------------------------------------
                                                                                   55,447,931
---------------------------------------------------------------------------------------------
Insurance -- 2.0%
   7,570,000          BBB-   Bankers Life Holdings, Sr. Sub. Debentures,
                               Series B, 13.000% due 11/1/02                        8,648,725
   9,675,000          BBB-   Life Partners Group Inc., Sr. Sub. Notes,
                               12.750% due 7/15/02                                 10,545,750
---------------------------------------------------------------------------------------------
                                                                                   19,194,475
---------------------------------------------------------------------------------------------
Leisure -- 1.1%
   2,861,025          NR     Gillett Holdings, Inc., Sr. Sub. Notes,
                               12.250% due 6/30/02                                 2,996,924
   8,125,000          B      Remington Arms Co., Inc., Sr. Sub. Notes,
                               9.500% due 12/1/03 (Current penalty
                               coupon 10.000%)+                                    7,434,375
--------------------------------------------------------------------------------------------
                                                                                  10,431,299
--------------------------------------------------------------------------------------------
Machinery -- 0.4%
   3,775,000          B-     Alvey Systems, Inc., Sr. Sub. Notes,
                               11.325% due 1/31/03                                 3,897,687
--------------------------------------------------------------------------------------------
Metals & Mining -- 3.8%
   6,000,000          B-     Ivex Holdings Corp., Debentures, step bond to yield
                               12.910% due 3/15/05+                                3,885,000
  17,800,000          B-     Kaiser Aluminum Corp., Sr. Sub. Notes,
                               12.750% due 2/1/03                                 18,645,500

                      See Notes to Financial Statements.

Schedule of Investments (continued)                              July 31, 1996


  FACE
 AMOUNT               RATING                 SECURITY                                VALUE
----------------------------------------------------------------------------------------------
Metals & Mining -- 3.8% (continued)
$  4,675,000          B      Renco Metals Inc., Sr. Notes, 11.500% due 7/1/03      $ 4,815,250
   5,500,000          B-     Russel Metals Inc., Sr. Notes, 10.250% due 6/15/00      5,362,500
   3,255,000          BB-    UCAR Global Enterprises Inc., Sr. Sub. Notes,
                               12.000% due 1/15/05                                   3,702,562
----------------------------------------------------------------------------------------------
                                                                                    36,410,812
----------------------------------------------------------------------------------------------
Oil & Natural Gas -- 4.0%
   5,000,000          B+      Clark R & M Holdings Inc., Sr. Notes, zero
                                coupon bond to yield
                                10.412% due 2/15/00                                  3,450,000
   9,500,000          B+      Clark USA Inc., Sr. Notes, 10.875% due 12/1/05         9,713,750
   7,670,000          B+      Global Marine, Sr. Secured Notes, 12.750% due 12/15/99 8,321,950
   3,100,000          B+      Kelley Oil & Gas Corp., Sr. Notes, 13.500% due 6/15/99 3,320,875
   6,825,000          BB-     Santa Fe Energy Resources, Sr. Sub. Debentures,
                                11.000% due 5/15/04                                  7,362,469
   5,375,000          B       United Meridian Corp., Sr. Sub. Notes,
                                 10.375% due 10/15/05                                5,542,969
----------------------------------------------------------------------------------------------
                                                                                    37,712,013
----------------------------------------------------------------------------------------------
Packaging & Containers -- 0.5%
                              Gaylord Container Corp., Sr. Sub. Debentures:
   2,000,000          B-        11.500% due 5/15/01                                  2,060,000
   2,525,000          B-        12.750% due 5/15/05                                  2,695,438
----------------------------------------------------------------------------------------------
                                                                                     4,755,438
----------------------------------------------------------------------------------------------
Paper & Printing -- 5.5%
   4,925,000          B       Crown Paper Co., Sr. Sub. Notes, 11.000% due 9/1/05    4,752,625
   4,950,000          BB-     Grupo Industrial Durango Inc., Sr. Notes, 12.625%
                                due 8/1/03                                           5,018,062
  18,350,000          BB      Indah Kiat International Finance Co., Sr.
                                Secured Notes, 11.875% due 6/15/02                  19,496,875
   3,850,000          BB      Polysindo International Finance, Sr. Notes,
                                11.375% due 6/15/06                                  3,946,250
   5,300,000          B+      Repap New Brunswick, Sr. Notes, 10.625% due 4/15/05    5,074,750
   5,950,000          B+      SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04    6,321,875
   7,100,000          BB      Tjiwi Kimia International, Sr. Notes,
                                13.250% due 8/1/01                                   7,969,750
----------------------------------------------------------------------------------------------
                                                                                    52,580,187
----------------------------------------------------------------------------------------------
Personal Care -- 2.9%
   6,025,000          B-     Revlon Consumer Products Corp., Sr. Sub. Notes,
                               Series B, 10.500% due 2/15/03                         6,122,906
  25,000,000          B-     Revlon Worldwide Corp., Sr. Secured Notes,
                               zero coupon bond to yield 21.917% due 3/15/98+       21,000,000
----------------------------------------------------------------------------------------------
                                                                                    27,122,906
----------------------------------------------------------------------------------------------
Retail -- 1.1%
   10,025,000         B      Barnes and Noble, Sr. Sub. Notes,
                               11.875% due 1/15/03                                  10,776,875
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Schedule of Investments (continued)                             July 31, 1996


  FACE
 AMOUNT               RATING                 SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Tobacco -- 0.6%
$   5,550,000         B      Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                               10.500% due 3/1/03                                    $ 5,820,562
------------------------------------------------------------------------------------------------
Transportation -- 0.8%
    7,075,000         BB-    Sea Containers Ltd., Sr. Sub. Debentures,
                               12.500% due 12/1/04                                     7,764,812
------------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $808,640,578)                                           807,343,950
------------------------------------------------------------------------------------------------

      SHARES                                 SECURITY                                VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.6%
Diversified/Conglomerate Manufacturing -- 0.1%
      28,086                    Tyco International Ltd.                                1,151,526
------------------------------------------------------------------------------------------------
Metals & Mining -- 0.1%
     297,744                    Algoma Steel Inc.                                        935,865
------------------------------------------------------------------------------------------------
Oil & Natural Gas -- 0.4%
     165,000                    Freeport McMoran Resource, LP Depository Unit          3,279,375
------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                Cost -- $5,729,509)                                    5,366,766
================================================================================================
PREFERRED STOCKS -- 3.8%
Broadcasting -- 1.1%
      10,606                    Time Warner Inc., Series K,
                                  Exchange 10.250%+                                   10,579,660
------------------------------------------------------------------------------------------------
Chemicals -- 0.4%
      35,000                    El Paso Electric Co., Series A, Payment-in-kind,
                                  Exchange 11.400%                                     3,710,000
------------------------------------------------------------------------------------------------
Healthcare & Pharmaceuticals -- 0.7%
     337,885                    Foxmeyer Health Corp., Series A,
                                  Payment-in-kind, Exchange $4.20
                                  (Formerly National Intergroup)                       6,926,644
------------------------------------------------------------------------------------------------
Publishing -- 0.0%
       1,280                    K-III Communications Corp., Series B,
                                  Exchange 11.625%                                       123,512
------------------------------------------------------------------------------------------------
Telecommunications -- 1.6%
      13,894                    PanAmSat Corp., Series A, Exchange $31.875            15,491,626
------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCKS
                                (Cost -- $39,995,708)                                 36,831,442
================================================================================================

                      See Notes to Financial Statements.

Schedule of Investments (continued)                          July 31, 1996

      SHARES                                 SECURITY                                VALUE
------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.0%
Automobiles/Trucking -- 1.0%
     166,100                 Navistar International Corp., Series G,
                               Convertible $6.00
                             (Cost -- $9,275,013)                                    $ 9,135,500
================================================================================================
WARRANTS -- 0.1%
      29,000                 Miles Homes Inc., Expires 4/1/97+                             7,250
      18,222                 Nextel Communications Inc., Expires 4/25/99                     182
      18,375                 Pagemart Inc., Expires 12/31/04+                            197,531
      37,490                 Pagemart Nationwide, Expires 12/31/03+                      243,685
       8,025                 SD Warren, Expires 12/15/06+                                104,325
     213,479                 Trump Castle Hotel & Casino, Expires 9/15/00                      0
       5,925                 Wireless One Corp., Expires 10/15/03                         29,625
------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS
                             (Cost -- $135,440)                                          582,598
================================================================================================
       FACE
      AMOUNT                                 SECURITY                                VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 9.7%
$ 90,000,000                  CS First Boston, 5.544% due 8/1/96,
                              Proceeds at maturity-- $90,013,860; (Fully
                              collateralized by U.S. Treasury Notes,
                              6.000% due 5/31/98; Market value-- $91,837,277)
                              (Cost-- $90,000,000)                                    90,000,000
   2,818,000                  Chase Manhattan Bank, 5.544% due 8/1/96,
                              Proceeds at maturity-- $2,818,434; (Fully
                              collateralized by U.S. Treasury Notes,
                              6.250% due 7/31/98; Market value-- $2,875,516)
                              (Cost-- $2,818,000)                                      2,818,000
------------------------------------------------------------------------------------------------
                              TOTAL REPURCHASE AGREEMENTS
                              (Cost-- $92,818,000)                                    92,818,000
================================================================================================
                              TOTAL INVESTMENTS-- 100%
                              (Cost-- $956,594,248**)                               $952,078,256
================================================================================================

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

++ Security issued with attached warrants.

** Aggregate cost for federal income tax purposes is substantially the same.

See page 16 for definition of ratings.

                      See Notes to Financial Statements.

Description of Ratings

All ratings are by Standard & Poor's Corporation ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Services ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

BBB                  -- Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC        -- Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C                    -- The rating "C" is reserved for income bonds on which no interest is being paid.

Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa                  -- Bonds rated "Baa" are considered to be medium grade
                        obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba                   -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B                    -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa                  -- Bonds that are rated "Caa" are of poor standing. These
                        issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca                   -- Bonds that are rated "Ca" represent obligations which
                        are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C                    -- Bonds that are rated "C" are the lowest rated class of
                        bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR                   -- Indicates that the bond is not rated by Standard &
                        Poor's or Moody's.

Statement of Assets and Liabilities                             July 31, 1996

ASSETS:
      Investments, at value (Cost-- $956,594,248)              $  952,078,256
      Receivable for Fund shares sold                               4,027,240
      Dividends receivable                                            104,977
      Interest receivable                                          14,942,498
      Other assets                                                      7,453
-----------------------------------------------------------------------------
      Total Assets                                                971,160,424
-----------------------------------------------------------------------------
LIABILITIES:
      Payable for securities purchased                              4,813,781
      Payable for Fund shares purchased                               493,244
      Distribution fees payable                                       424,728
      Investment advisory fees payable                                406,122
      Administration fees payable                                     162,449
      Payable to bank                                                  45,771
      Accrued expenses                                                439,310
-----------------------------------------------------------------------------
      Total Liabilities                                             6,785,405
-----------------------------------------------------------------------------
Total Net Assets                                                $ 964,375,019
=============================================================================
NET ASSETS:
      Par value of shares of beneficial interest               $       87,756
      Capital paid in excess of par value                       1,208,535,683
      Undistributed net investment income                              20,751
      Accumulated net realized loss on security
        transactions, options and futures contracts              (239,753,134)
      Net unrealized depreciation on investments and foreign
        currencies                                                 (4,516,037)
-----------------------------------------------------------------------------
Total Net Assets                                                $ 964,375,019
=============================================================================
Shares Outstanding:
      Class A                                                      31,047,364
      Class B                                                      50,950,280
      Class C                                                       1,913,614
      Class Y                                                       3,193,395
      Class Z                                                         651,422
Net Asset Value:
      Class A (and redemption price)                                   $10.98
      Class B *                                                        $10.99
      Class C **                                                       $11.00
      Class Y (and redemption price)                                   $10.99
      Class Z (and redemption price)                                   $10.99
Class A Maximum Public Offering Price Per Share
      (net asset value plus 4.71% of net asset value per share)        $11.50
==============================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

Statement of Operations                      For the Year Ended July 31, 1996

INVESTMENT INCOME:
      Interest (net of foreign withholding tax of $1,238)         $91,424,180
      Dividends                                                     5,115,821
-----------------------------------------------------------------------------
      Total Investment Income                                      96,540,001
-----------------------------------------------------------------------------
EXPENSES:
      Distribution fees (Note 2)                                    4,893,170
      Investment advisory fees (Note 2)                             4,506,352
      Administration fees (Note 2)                                  1,802,541
      Shareholder and system servicing fees                           656,491
      Registration fees                                               133,280
      Shareholder communications                                       78,214
      Custody                                                          45,724
      Audit and legal                                                  38,104
      Trustees' fees                                                   25,067
      Other                                                           240,270
-----------------------------------------------------------------------------
      Total Expenses                                               12,419,213
-----------------------------------------------------------------------------
Net Investment Income                                              84,120,788
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):

      Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)     3,998,082
        Options purchased                                            (163,189)
        Futures contracts                                           1,166,354
        Foreign currency transactions                                 894,592
-----------------------------------------------------------------------------
      Net Realized Gain                                             5,895,839
-----------------------------------------------------------------------------
      Change in Net Unrealized Appreciation (Depreciation) of
      Investments and Foreign Currencies:
         Beginning of year                                         11,689,814
         End of year                                               (4,516,037)
-----------------------------------------------------------------------------
      Increase in Net Unrealized Depreciation                     (16,205,851)
-----------------------------------------------------------------------------
Net Loss on Investments, Options, Futures Contracts
   and Foreign Currencies                                         (10,310,012)
-----------------------------------------------------------------------------
Increase in Net Assets From Operations                           $ 73,810,776
=============================================================================

                      See Notes to Financial Statements.

Statements of Changes in Net Assets                 For the Years Ended July 31,

                                                                         1996               1995
                                                                    -------------       -------------
OPERATIONS:
      Net investment income                                         $  84,120,788       $  71,957,052
      Net realized gain (loss)                                          5,895,839         (41,846,542)
      Increase (decrease) in net
              unrealized appreciation                                 (16,205,851)         42,592,053
-----------------------------------------------------------------------------------------------------
      Increase in Net Assets From Operations                           73,810,776          72,702,563
-----------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
      Net investment income                                           (84,933,098)        (69,255,332)
      Capital                                                              --              (5,002,147)
-----------------------------------------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions To Shareholders                                 (84,933,098)        (74,257,479)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares                                368,319,175         285,162,914
      Net asset value of shares issued
        for reinvestment of dividends                                  43,349,499          44,650,818
      Cost of shares reacquired                                      (257,795,961)       (251,291,059)
-----------------------------------------------------------------------------------------------------
      Increase in Net Assets From
        Fund Share Transactions                                       153,872,713          78,522,673
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                142,750,391          76,967,757

NET ASSETS
      Beginning of year                                               821,624,628         744,656,871
-----------------------------------------------------------------------------------------------------
      End of year*                                                   $964,375,019        $821,624,628
=====================================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                                             $20,751            $(61,531)
=====================================================================================================

                      See Notes to Financial Statements.

Notes to Financial Statements

      1.   Significant Accounting Policies

      The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. Government and Agency Obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (g) gains or losses on the sale of securities are recorded on the identified cost basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each fund and each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1996, reclassifications are made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $3,088,904 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, the Fund from time to time may enter into options and/or futures contracts to hedge market risk.

      2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBMFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1996, SB received sales charges of approximately $593,000 on sales of the Fund's Class A shares.

      There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended July 31, 1996, CDSCs paid to SB were approximately:

                                                   Class B            Class C

CDSCs                                              $915,000            $6,000

      Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45%, respectively, of the average daily net assets for each class. For the year ended July 31, 1996, total Distribution Plan fees incurred were:

                                Class A             Class B        Class C
==========================================================================
Distribution Plan Fees          $828,402           $3,970,095      $94,673
==========================================================================

      All officers and one Trustee of the Trust are employees of SB.

      3.   INVESTMENTS

      During the year ended July 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

====================================================
Purchases                               $729,827,657
----------------------------------------------------
Sales                                    598,752,736
====================================================

      At July 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

============================================================
Gross unrealized appreciation                  $ 28,929,000
Gross unrealized depreciation                   (33,445,000)
------------------------------------------------------------
Net unrealized depreciation                    $ (4,516,000)
============================================================

      4.   CAPITAL LOSS CARRYFORWARD

      At July 31, 1996, the Fund had, for Federal tax purposes, capital loss carryforwards of approximately $239,724,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                            Year       Amount
=============================================================================
Carryforward Amounts                                        1997  $39,893,000
                                                            1998   68,550,000
                                                            1999   84,656,000
                                                            2000    9,861,000
                                                            2003   13,404,000
                                                            2004   23,360,000
=============================================================================

      5.    FUTURES CONTRACTS

      Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

      As of July 31, 1996, the Fund had no open futures contracts.

      6.    OPTIONS CONTRACTS

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      As of July 31, 1996, the Fund had no call or put options.

      When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the cost of the security sold will be reduced by the premium originally received. When a put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      As of July 31, 1996, the Fund had no written call options.

      7.   REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian take possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      8.   SHARES OF BENEFICIAL INTEREST

      At July 31, 1996, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

      At July 31, 1996, total paid-in capital amounted to the following for each class:

                           Class A        Class B       Class C      Class Y      Class Z
=============================================================================================
Total Paid-in Capital      $368,560,614   $773,928,395  $21,208,313  $35,230,396   $9,695,721
=============================================================================================

      Transactions in shares of each class were as follows:

                                                   Year Ended                    Year Ended
                                                  July 31, 1996                July 31, 1995*
                                              ---------------------        ---------------------
                                              Shares         Amount        Shares         Amount
==================================================================================================
Class A
Shares sold                                 8,308,861    $  92,921,114   12,886,749  $ 139,781,741
Shares issued on
  reinvestment                              1,612,994       17,961,926    1,614,753     17,374,914
Shares redeemed                            (7,405,625)     (82,925,205)  (6,015,698)   (64,660,153)
--------------------------------------------------------------------------------------------------
Net Increase                                2,516,230    $  27,957,835    8,485,804  $  92,496,502
==================================================================================================
Class B
Shares sold                                15,087,459    $ 168,856,580   11,842,820  $ 128,268,988
Shares issued on
   reinvestment                             2,055,044       22,903,819    1,944,542     20,943,077
Shares redeemed                            (9,273,067)    (103,699,076) (16,367,117)  (177,858,172)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)                     7,869,436    $  88,061,323   (2,579,755) $ (28,646,107)
==================================================================================================
Class C+
Shares sold                                 1,609,793    $  18,045,708      619,375   $  6,712,636
Shares issued on
  reinvestment                                 66,555          742,283       10,332        112,382
Shares redeemed                              (303,748)      (3,396,461)     (88,693)      (954,980)
--------------------------------------------------------------------------------------------------
Net Increase                                1,372,600    $  15,391,530      541,014   $  5,870,038
==================================================================================================
Class Y
Shares sold                                 7,916,081    $  88,491,973    1,388,740  $  10,167,461
Shares issued on
  reinvestment                                 76,423          856,979        7,966      5,132,628
Shares redeemed                            (5,727,363)     (64,207,334)    (468,452)    (5,148,953)
--------------------------------------------------------------------------------------------------
Net Increase                                2,265,141    $  25,141,618      928,254  $  10,151,136
==================================================================================================
Class Z++
Shares sold                                       340         $  3,800       21,215      $ 232,088
Shares issued on
  reinvestment                                 79,450          884,492      101,127      1,087,817
Shares redeemed                              (322,209)      (3,567,885)    (247,365)    (2,668,801)
--------------------------------------------------------------------------------------------------
Net Decrease                                 (242,419) $    (2,679,593)    (125,023) $  (1,348,896)
==================================================================================================

* For Class C and Y shares, transactions are for the periods from August 24, 1994 (inception date) to July 31, 1995 and from April 28, 1995 (inception date) to July 31, 1995, respectively.
+ On November 7, 1994, the former Class D shares were renamed Class C shares.
++ On November 7, 1994, the former Class C shares were renamed Class Z shares.

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                 1996      1995     1994       1993(1)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.10    $11.16   $12.01     $11.03
Income From Operations:
   Net investment income                       1.08      1.08     1.08       0.75
   Net realized and unrealized gain (loss)    (0.12)    (0.02)   (0.81)      1.09
Total Income From Operations                   0.96      1.06     0.27       1.84
Less Distributions From:
   Net investment income                      (1.08)    (1.05)   (1.06)     (0.82)
   Overdistribution of net investment income     --       --     (0.06)     (0.04)
   Capital                                       --     (0.07)     --         --
Total Distributions                           (1.08)    (1.12)   (1.12)     (0.86)
Net Asset Value, End of Year                 $10.98    $11.10   $11.16     $12.01
Total Return                                   8.95%    10.28%    2.11%     17.29%++
Net Assets, End of Year (000s)             $341,040  $316,716 $233,678   $242,371
Ratios to Average Net Assets:
   Expenses                                    1.10%    1.11%     1.11%      1.16%+
   Net investment income                       9.65     10.03     9.27       9.52+
---------------------------------------------------------------------------------
Portfolio Turnover Rate                          72%       60%      98%        95%
=================================================================================
Class B Shares                        1996     1995     1994      1993       1992
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Year  $11.11   $11.16    $12.01    $11.15    $10.05
Income From Operations:
   Net investment income              1.02     1.03      1.02     1.08       1.1
   Net realized and unrealized
   gain (loss)                       (0.12)   (0.02)    (0.81)    0.88       1.16
Total Income From Operations          0.90     1.01      0.21     1.96       2.27
Less Distributions From:
   Net investment income             (1.02)   (0.99)    (1.00)   (1.05)     (1.11)
   Overdistribution of net
   investment income                    --      --      (0.06)   (0.05)        --
   Capital                              --    (0.07)      --       --       (0.06)
Total Distributions                  (1.02)   (1.06)    (1.06)   (1.10)     (1.17)
Net Asset Value, End of Year        $10.99   $11.11    $11.16   $12.01     $11.15
Total Return                          8.41%    9.77%     1.60%   18.55%     23.86%
Net Assets, End of Year (000s)    $560,031 $478,499  $509,608 $448,639   $304,035
Ratios to Average Net Assets:
   Expenses                           1.59%    1.61%     1.60%    1.66%      1.65%
   Net investment income              9.16     9.52      8.77     9.02      10.52
---------------------------------------------------------------------------------
Portfolio Turnover Rate                 72%      60%       98%      95%       137%
=================================================================================

(1) For the period from November 6, 1992 (inception date) to July 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                   1996        1995(1)(2)
-----------------------------------------------------------------
Net Asset Value, Beginning of Year              $11.11     $10.90
Income From Operations:
   Net investment income                          1.03       0.95
   Net realized and unrealized gain (loss)       (0.11)      0.23
Total Income From Operations                      0.92       1.18
Less Distributions From:
      Net investment income                      (1.03)     (0.90)
      Capital                                      --       (0.07)
Total Distributions                              (1.03)     (0.97)
Net Asset Value, End of Year                    $11.00     $11.11
Total Return                                      8.56%     11.50%++
Net Assets, End of Year (000s)                 $21,049     $6,011
Ratios to Average Net Assets:
      Expenses                                    1.51%      1.56%+
      Net investment income                       9.23       9.58+
-----------------------------------------------------------------
Portfolio Turnover Rate                             72%        60%
=================================================================
Class Y Shares                                    1996       1995(3)
-----------------------------------------------------------------
Net Asset Value, Beginning of Year              $11.10     $10.88
Income From Operations:
      Net investment income                       0.92       0.09
      Net realized and unrealized gain (loss)    (0.11)      0.23
Total Income From Operations                      0.81       0.32
Less Distributions From:
      Net investment income                      (0.92)     (0.03)
      Capital                                      --       (0.07)
Total Distributions                              (0.92)     (0.10)
Net Asset Value, End of Year                    $10.99     $11.10
Total Return                                      9.32%      2.91%++
Net Assets, End of Year (000s)                 $35,097    $10,306
Ratios to Average Net Assets:
      Expenses                                    0.76%      0.86%+
      Net investment income                       9.98      10.28+
-----------------------------------------------------------------
Portfolio Turnover Rate                             72%        60%
=================================================================

(1) On November 7, 1994, the former Class D shares were renamed Class C shares.
(2) For the period from August 24, 1994 (inception date) to July 31, 1995.
(3) For the period from April 28, 1995 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares                            1996      1995(1)    1994      1993(2)
-----------------------------------------------------------------------------

Net Asset Value, Beginning of Year       $11.09    $11.16     $12.01   $11.03
Income From Operations:
  Net investment income                    1.11      1.11       1.10     0.79
  Net realized and unrealized gain (loss) (0.10)    (0.03)     (0.80)    1.07
Total Income From Operations               1.01      1.08       0.30     1.86
Less Distributions From:
  Net investment income                   (1.11)    (1.08)     (1.09)   (0.84)
  Overdistribution of net
    investment income                       --        --       (0.06)   (0.04)
  Capital                                   --      (0.07)       --       --
Total Distributions                       (1.11)    (1.15)     (1.15)   (0.88)
Net Asset Value, End of Year             $10.99    $11.09     $11.16   $12.01
Total Return                               9.42%    10.55%      2.37%   17.47%++
Net Assets, End of Year (000s)           $7,158    $9,917    $11,370  $26,112
Ratios to Average Net Assets:
  Expenses                                 0.77%     0.86%      0.77%    0.81%+
  Net investment income                    9.98     10.28       9.61     9.88+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                      72%       60%        98%      95%
=============================================================================

(1) On November 7, 1994, the former Class C shares were renamed Class Z shares.
(2) For the period from November 6, 1992 (inception date) to July 31, 1993.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Independent Auditors' Report

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 1996, the related statement of operations for the year then and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


/S/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP

New York, New York
September 23, 1996

Smith Barney
High Income
Fund

Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134




This report is submitted for the general information of the shareholders of Smith Barney High Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney High Income Fund
388 Greenwich Street
New York, New York 10013


FD0429 9/96